UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.      )
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Filed by a Party other than the Registrant ☐
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Preliminary Proxy Statement

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Definitive Proxy Statement

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Definitive Additional Materials

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Soliciting Material under §240.14a-12

RED ROBIN GOURMET BURGERS, INC.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
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No fee required.

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Fee paid previously with preliminary materials.

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Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a6(i)(1) and 0-11.

RED ROBIN GOURMET BURGERS, INC.
10000 E. Geddes Avenue, Suite 500
Englewood, CO 80112
(303) 846-6000

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
To Be Held on May 23, 2024

When: 8:00 a.m. MDT on Thursday, May 23, 2024
Where: Red Robin’s Yummm U, located at 10000 E. Geddes Avenue, Suite 500, Englewood, Colorado 80112 for the following purposes:
Items of Business:
•
Proposal 1: To elect Anthony S. Ackil, Thomas G. Conforti, G.J. Hart, Steven K. Lumpkin, David A. Pace, Allison Page, Nicole Miller Regan, and Anddria Varnado as directors of the Company for one-year terms;

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Proposal 2: To approve, on an advisory basis, the compensation of our named executive officers;

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Proposal 3: To approve our 2024 Performance Incentive Plan, as described in the attached proxy statement;

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Proposal 4: To ratify the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 29, 2024; and

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To transact such other business as may properly come before the meeting.

We intend to hold our annual meeting in person again this year. As always, we encourage you to vote your shares prior to the annual meeting.
Record Date: Stockholders as of March 26, 2024 are entitled to vote.
Annual Report: Red Robin Gourmet Burgers, Inc. (“we” or the “Company”) filed with the U.S. Securities and Exchange Commission (the “SEC”) an annual report on Form 10-K for the fiscal year ended December 31, 2023. A copy of the annual report on Form 10-K has been made available concurrently with this proxy statement to all of our stockholders entitled to notice of and to vote at the annual meeting. In addition, you may obtain a copy of the annual report on Form 10-K, without charge, by writing to Red Robin Gourmet Burgers, Inc., Attn: Stockholder Services, 10000 E. Geddes Avenue, Suite 500, Englewood, Colorado 80112.
Who Can Attend: All stockholders as of the record date, or their duly appointed proxies, may attend the meeting. If you are not a stockholder of record but hold shares through a bank, broker, or other holder of record, you should provide proof of beneficial ownership on the record date, such as a legal proxy or your most recent account statement as of March 26, 2024 or other similar evidence of ownership. If you do not have valid, current, government- issued photo identification, such as a driver’s license, or proof of your stock ownership, you will not be admitted to the meeting. Registration and seating will begin at 7:30 a.m. MDT.
Date of Mailing: This Notice of Annual Meeting of Stockholders and related proxy materials are being distributed or made available to stockholders beginning on or about April 4, 2024.

YOUR VOTE IS IMPORTANT
Whether or not you plan to attend, it is important that your shares be voted at the meeting.
Please refer to your proxy card or Notice Regarding the Availability of Proxy Materials for more information on how to vote your shares at the meeting and return your voting instructions as promptly as possible. Thank you for your continued support of Red Robin.
By Order of the Board of Directors,
Sarah Mussetter
Secretary
Englewood, Colorado
April 4, 2024
Neither the Securities and Exchange Commission nor any state securities regulatory agency has passed upon the adequacy or accuracy of the disclosure in this document. Any representation to the contrary is a criminal offense.

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PROXY SUMMARY
MEETING AGENDA, VOTING MATTERS, AND BOARD VOTING RECOMMENDATIONS
Proposal		Board’s Voting Recommendation	Page Reference (for more detail)
1	Election of Directors	FOR All nominees	8
2	Approval, on an advisory basis, of the compensation of the Company’s named executive officers	FOR	58
3	Approval of the 2024 Performance Incentive Plan	FOR	59
4	Ratification of the appointment of Deloitte & Touche LLP as the Company’s independent auditors for the fiscal year ending December 29, 2024	FOR	67

ELECTION OF DIRECTORS
The following provides summary information about each director nominee. Our director nominees possess a range of diverse skills, backgrounds, experience, and viewpoints that we believe are integral to an effective board. Detailed information about each individual’s qualifications, experience, skills, and expertise can be found starting on page 9.
Director Nominee	Age	Director Since	Principal Occupation	Independent	Committee Assignments
Anthony S. Ackil	49	2020	Chief Executive Officer of Streetlight Ventures	✓	*CC, AC
Thomas G. Conforti	65	2019	Former Senior Advisor, Executive Vice President and Chief Financial Officer, Wyndham Worldwide	✓	*FC, AC
G.J. Hart	66	2019	President and Chief Executive Officer, Red Robin
Steven K. Lumpkin	69	2016	Consultant, Former Executive Vice President, Chief Financial Officer, and Director, Applebee’s	✓	*AC, FC
David A. Pace	65	2019	Former Co-Chief Executive Officer, Tastemaker Acquisition Corporation; Former CEO, Jamba Juice	✓	(C), CC
Allison Page	39	2020	Co-Founder and President, SevenRooms	✓	FC, NGC
Nicole Miller Regan	49	2023	Head of Strategy and former Chief Financial Officer, 7 Brew; Former Managing Director/Senior Restaurant Analyst and Head of Consumer Equity Research Practice, Piper Sandler	✓	AC, FC
Anddria Varnado	38	2021	GM and Head of the Consumer Business, Kohler Company	✓	CC, NGC
AC	Audit Committee	(C)	Denotes Chair of the Board
CC	Compensation Committee	*	Denotes Chair of the Committee
NGC	Nominating and Governance Committee	FC	Finance Committee

Director Cambria Dunaway will continue her service as a chair of the Nominating and Governance Committee until her departure at the conclusion of the 2024 annual meeting. At such time, Ms. Page will assume the chair of the Nominating and Governance Committee, and Mr. Pace will join the Nominating and Governance Committee.
DIRECTOR NOMINEE STATISTICS
88.9%	44.4%	11.1%	25%	55.7	5.0
Independence	Gender Diversity	Racial/Ethnic Diversity	Board committees chaired by women	years Average Age	years Average Tenure

BOARD CHARACTERISTICS AND SKILLS
Experience / Skills	David A. Pace (Chairman)	Anthony S. Ackil	Thomas G. Conforti	G.J. Hart	Steven K. Lumpkin	Allison Page	Nicole Miller Regan	Anddria Varnado
Public C-Suite Experience	✓		✓	✓	✓
Restaurant / Hospitality Executive Leadership	✓	✓	✓	✓	✓		✓
Accounting / Financial Expertise	✓	✓	✓	✓	✓	✓	✓	✓
Business Transformation	✓	✓	✓	✓	✓		✓	✓
Technology Strategy			✓			✓		✓
Marketing / Consumer Insights		✓				✓		✓
M&A Experience	✓	✓	✓	✓	✓		✓	✓
Gender Diverse						✓	✓	✓
Ethnically Diverse								✓
Governance	✓					✓		✓
CORPORATE GOVERNANCE HIGHLIGHTS
✓
Declassified Board of Directors

✓
Independent chair of the Board of Directors

✓
All directors and director nominees are independent other than our CEO

✓
All committee members are independent

✓
Majority voting standard for uncontested director elections

✓
Plurality voting standard for contested director elections

✓
In 2023, we adopted amendments to our bylaws to establish a proxy access right applying corporate best practices, which allows stockholders holding 3% or more of our common stock continuously for 3 or more years to include up to two director nominations (or up to 20% of our Board) in our proxy statement, subject to terms and procedures set out in the bylaws

✓
Board members have diverse backgrounds, expertise, and skills

✓
Robust Board, committee, and director evaluation process completed annually instead of age or term limits

✓
Board of Directors and each committee regularly meet in executive session without members of management

✓
Frequent engagement with institutional investors

✓
Annual review of our succession plan and talent development plan

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Directors receive regular governance updates to stay well-informed and evaluate governance trends

✓
Limits on outside board service for Board members

✓
Formal policy prohibiting hedging and pledging of Company securities by executive officers and directors

✓
Directors regularly participate in programs focused on in-boardroom and outside director education

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Focus on environmental stewardship

✓
Robust clawback policy in place

STOCKHOLDER INTERESTS AND RIGHTS
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Ability for stockholders to call special meeting

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In 2023, we adopted amendments to our bylaws to establish a proxy access right for stockholders

✓
Input from stockholder outreach incorporated in decision-making process

✓
Pay for performance focused executive compensation structure aligned with stockholders

✓
Prohibition of hedging and pledging of our common stock

STOCKHOLDER ENGAGEMENT
We believe that strong corporate governance includes engaging with our stockholders and considering their views. Since the beginning of 2023, members of our leadership team, including our Chief Executive Officer and Chief Financial Officer, held meetings and discussions with stockholders representing more than 35% of our outstanding shares. We greatly value the feedback received from our stockholders. This engagement provides valuable insight that informs the work of both management and the Board.
Types of Engagement	Topics Covered

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Calls and meetings with stockholders (portfolio managers and corporate governance/stewardship professionals)

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Investor conferences

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Earnings conference calls

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Proxy advisory firms

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Prospective stockholders

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North Star strategy (described below)

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Key strategic initiatives and opportunities

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New management team

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Financial performance and goals

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Capital structure and capital allocation priorities

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Governance best practices (such as proxy access)

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Corporate responsibility risks and opportunities

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Risk management

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Compensation programs

Engagement with our stockholders informed our actions in the topic areas covered above, particularly our changes to our management team, Board composition, corporate responsibility strategy, and our governance practices.

COMPANY HIGHLIGHTS
We are committed to taking bold action through our new leadership and North Star strategy to deliver long term sustainable growth. We now have new leaders in place across every discipline of our executive team, starting with the addition of G.J. Hart, who joined in 2022 as our Chief Executive Officer, bringing more than 35 years as a leader in the industry. Following Mr. Hart’s appointment, the following executive officers were appointed during 2022 and 2023:
Name	Date	Position
Todd Wilson	November 2022	Chief Financial Officer
Sarah Mussetter	December 2022	Chief Legal Officer and Secretary
Kevin Mayer	May 2023	Chief Marketing Officer
Jyoti Lynch	June 2023	Chief Technology Officer
Meghan Spuler	December 2023	Chief People Officer
In 2023, the Company released its North Star five-point plan designed to enhance the Company’s competitive positioning. The North Star five-point plan consists of the following:
Transform to an operations focused restaurant company:
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Empower decision making by operators at the unit level

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Incent and reward operators to drive business growth and results

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Restructured support organization

Elevate the guest experience:
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Invest in People, food quality, and the restaurant facility

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New cooking platform to fully deliver on our commitment to Gourmet Burgers

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Menu refresh adding variety of both offerings and price points

Remove costs and complexity:
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Optimize the supply chain to reduce costs and ensure consistent delivery of high-quality product

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Evaluate vendors for need, performance, and competitive costs

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Implement ongoing process to reduce costs through actions that uphold our commitment to a great guest experience

Optimize guest engagement:
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Engage and support the local communities in which we operate

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Enhance the off-premise experience

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Further build and engage with guests through Red Robin Royalty® loyalty program

Drive growth in comparable restaurant revenue & unit level profitability, and deliver financial commitments:
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Regain credibility with the investment community

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Drive performance in the existing base of restaurants, earning the right to resume new unit growth

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Deliver financial guidance commitments

The Red Robin vision is to be the most loved restaurant brand in the communities we serve.

SUSTAINABILITY
Sustainability Report
Red Robin is a company that cares; we strive to impact guests, team members, communities, and our planet for the better. In 2023, we continued our sustainability journey by completing a materiality assessment, designed to help us identify and understand the topics that matter most to our stakeholders. In 2023, we also published our second sustainability report and Sustainability Accounting Standards Board (the “SASB”) Restaurant Industry disclosures, which is available on our website at ir.redrobin.com/esg. The contents of the sustainability report, our SASB Restaurant Industry disclosures, and our website are not incorporated by reference into this proxy statement. Our sustainability efforts continue to evolve, and we intend to continue to adapt our sustainability approach to integrate with our North Star strategic priorities.
Corporate Responsibility
We review and examine our corporate responsibilities, including environmental, social, and governance (ESG) matters, at the stakeholder, Board, and management levels.
Stakeholder: We believe it is imperative that our corporate responsibility strategy is part of and aligned with our Company vision and overall corporate strategy. We continue to incorporate corporate responsibility initiatives into our North Star strategy and updated long-range strategic planning. We also continue to engage with our stakeholders to discuss topics most important to them, and in 2023, we completed a double materiality assessment to identify where what we do intersects with what matters most to our stakeholders. We are evaluating and setting meaningful metrics and targets for our corporate responsibility priority areas for the near term and the future. We are also identifying current data points and preparing for more fulsome data collection.
Board: Corporate responsibility is a Board-level priority. The Board, acting directly and through its committees, is responsible for the oversight of the Company’s corporate responsibility strategy. The Nominating and Governance Committee generally oversees the Company’s corporate responsibility goals and objectives and supports implementation of the Company’s corporate responsibility priorities. The Audit Committee oversees corporate responsibility disclosures in the Company’s SEC periodic reports and compliance with the new regulatory requirements on climate change disclosures. However, the full Board retains overall corporate responsibility oversight responsibility because we believe full Board oversight is important to ensure that corporate responsibility is part of, and aligned with, our overall Company strategy. Management regularly reports directly to the Nominating and Governance Committee, the Audit Committee, and to the full Board regarding key recommendations, progress, and outcomes related to implementation of our corporate responsibility strategy.
Management: Execution of the Company’s corporate responsibility strategy is overseen by our executive team. The Company has an ESG Committee consisting of senior leaders from our business and functional teams and supported by executive sponsors. The ESG Committee meets regularly and is responsible for setting direction and driving accountability as we address priority corporate responsibility issues, work with key stakeholders, and measure and report our progress.

EXECUTIVE COMPENSATION PRACTICES
✓
Pay for performance-focused executive compensation structure, with a significant portion of pay “at-risk”

✓
Independent Compensation Committee approves executive compensation structure and pre-established performance goals

✓
Independent compensation consultant advises the Compensation Committee

✓
Payouts under our annual and long-term incentive compensation plans are capped

✓
Long-term incentives feature multiple components; performance is measured over multi-year periods with value dependent on share price as compared to a group of key competitors; payouts are capped if total stockholder return (TSR) is negative

✓
Double trigger required for cash severance and equity vesting upon change in control (other than certain performance awards)

✓
Meaningful stock ownership guidelines for executives and Board members

✓
Formal policy prohibiting hedging and pledging of Company securities by executive officers and directors

✓
Clawback policy for the return of certain cash and equity executive incentive compensation in the event of a financial restatement

✓
Limited perquisites

✓
No incentivizing of short-term results to the detriment of long-term goals and results

✓
Compensation practices appropriately structured to avoid incentivizing excessive risk taking

✓
No excise tax gross ups for change in control related situations

✓
No repricing of underwater options without stockholder approval

PROXY STATEMENT
The Board of Directors (“Board” or “Board of Directors”) of Red Robin Gourmet Burgers, Inc. (“Red Robin” or the “Company”) is first providing this proxy statement on or about April 4, 2024 to stockholders in connection with the solicitation of proxies on its behalf to be voted at the annual meeting of stockholders. The meeting will be held on Thursday, May 23, 2024, beginning at 8:00 a.m. MDT, at Red Robin’s Yummm U, located at 10000 E. Geddes Avenue, Suite 500, Englewood, Colorado 80112. The proxies may be voted at any time and date to which the annual meeting may be properly adjourned or postponed.
This proxy statement, including the proxy statement summary included herein, includes several website addresses and references to additional materials found on those websites. These websites and materials are not incorporated by reference herein.
PROPOSAL 1:
ELECTION OF DIRECTORS
HOW OUR DIRECTORS ARE SELECTED, QUALIFIED, AND ELECTED
Our Board of Directors is highly engaged and committed to effective governance as reflected in the following actions:
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effective management of a recent CEO succession process

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design and oversight of compensation plans that emphasize internal and external pay parity and that align our executives’ interests with those of stockholders

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creation and maintenance of good governance principles and practices that receive high scores from leading governance third parties

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steady refreshment of their own membership

As of the date of this proxy statement, 88.9% of our Board is independent. Our Board of Directors currently consists of nine directors, all of whom are independent except our CEO. Ms. Dunaway will retire and finish her Board service at the conclusion of the 2024 annual meeting. Following the annual meeting, if all director nominees are elected, all of our directors will be independent except for our CEO.
Following Ms. Dunaway’s departure from the Board, the Board size will be reduced to eight members. Ms. Dunaway will continue her service as chair of the Nominating and Governance Committee until her departure at the conclusion of he 2024 annual meeting. At such time, Ms. Page will assume the chair of the Nominating and Governance Committee, and Mr. Pace will join the Nominating and Governance Committee. The Board may decide at a later time to add one or more directors who possess skills and experience that may be beneficial to our Board and the Company.
All of our directors are elected on an annual basis for a one-year term. The directors elected at this annual meeting will serve in office until our 2025 annual meeting of stockholders or until their successors are duly elected and qualified. Each of our nominees has consented to serve if elected, and we expect each of them will be able to serve if elected. If any of our nominees should become unavailable to serve as a director, our Board of Directors can name a substitute nominee, and the persons named as proxies in the proxy card, or their nominees or substitutes, will vote your shares for such substitute nominee unless an instruction to the contrary is written on your proxy card.
The Board recommends that you vote FOR all of the Board’s nominees to serve as directors of the Company.

Selecting Nominees for Director
Our Board has delegated to the Nominating and Governance Committee the responsibility for reviewing and recommending nominees for director. The Board determines which candidates to nominate or appoint, as appropriate, after considering the recommendation of the Nominating and Governance Committee.
In evaluating a director candidate, the Nominating and Governance Committee considers the candidate’s independence; character; corporate governance skills and abilities; business experience; industry specific experience; training and education; commitment to performing the duties of a director; and other skills, abilities, or attributes that fill specific needs of the Board or its committees. Our Board is committed to diversity and the Nominating and Governance Committee considers diversity in business experience, professional expertise, gender, and ethnic background, along with various other factors when evaluating director nominees. The Nominating and Governance Committee will use the same criteria in evaluating candidates suggested by stockholders.
The Nominating and Governance Committee is authorized under its charter to retain, at our expense, outside search firms and any other professional advisors it deems appropriate to assist in identifying or evaluating potential nominees for director.
Director Nominees
Below, you can find the principal occupation and other information about each of our director nominees standing for election at the annual meeting. Information related to each of our director nominee’s key attributes, experience, and skills, as well as their recent public company board service is included with each director’s biographical information. Our Board is comprised of highly diverse leaders with relevant experience and leadership in each of the key areas of greatest importance to our financial and more general sustainability. These attributes are core to our ability to be nimble and take advantage of opportunities as they arise. In 2024, eight of our nine current directors are standing for re-election. Ms. Dunaway will retire and conclude her Board service effective upon the conclusion of the annual meeting.

Anthony S. Ackil, 49
Director Since: March 2020
Current Committees:
■
Compensation (Chair)

■
Audit

Other Board Service:
Project Bread (2018-present)
Tio Juan’s Margaritas (2018-present)
B.GOOD (2004-2021)
b.good Family Foundation (2014-2021)

BIOGRAPHY
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Mr. Ackil currently serves as CEO of Streetlight Ventures, a private restaurant management platform that supports, manages, acquires, and invests in small to mid-sized restaurant brands, having founded the company in 2019.

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Previously, from 2004 to 2018, he served as CEO of B.GOOD, a healthy fast casual brand that grew to over 80 locations under his leadership. Earlier in his career, he worked as a consultant for IBM, focusing on internet strategy and corporate structure, and as a consultant at PricewaterhouseCoopers.

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Mr. Ackil holds a B.A. in government from Harvard University.

DIRECTOR QUALIFICATIONS
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Mr. Ackil brings to the Board of Directors more than 18 years of executive experience in the restaurant industry, both as the chief executive of a fast casual brand, and as the chief executive of a restaurant management platform, which has enabled him to cultivate deep strategy expertise and understanding of the operations of numerous brands across the industry. Mr. Ackil also brings to our Board prior experience in technology, accounting, and finance, all of which provide him with the qualifications and skills to serve as a director.

Thomas G. Conforti, 65
Director Since: August 2019
Current Committees:
■
Finance (Chair)

■
Audit

Other Board Service:
Vista Life Innovations (2020-present)
American School for the Deaf (2020-present)
eMind LLC (2000-2005)

BIOGRAPHY
•
From 2017 to 2018, Mr. Conforti served as Senior Advisor to Wyndham Worldwide, where he advised on strategic transactions.

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Previously, from 2009 to 2017, served as Executive Vice President and Chief Financial Officer for Wyndham Worldwide, during which time the company’s total stockholder return (TSR) significantly outperformed the market and where Mr. Conforti had direct responsibility for finance, technology, real estate, and purchasing functions. Additionally, from 2002 to 2008, Mr. Conforti served as the Chief Financial Officer for IHOP/Dinequity. Earlier in his career, he served in leadership positions at The Walt Disney Company overseeing various lines of business, including catalog, U.S. book and magazine publishing and global merchandise licensing, as well as leadership positions at PepsiCo, Inc. and KB Home, among others. Mr. Conforti has also served as a Senior Fellow at Harvard’s Advanced Leadership Initiative.

DIRECTOR QUALIFICATIONS
•
Mr. Conforti’s experience as a chief financial officer at several leading public companies across the restaurant and hospitality industries for almost two decades has given him unique knowledge of and experience with complex financial matters, as well as relevant experience in corporate finance and in financial and corporate administration. Mr. Conforti also brings more than 30 years of financial and corporate leadership experience, with expertise in strategy and business transformation including by overseeing corporate turnarounds, as well as expertise in marketing and consumer insights, all of which provide Mr. Conforti with the qualifications and skills to serve as a director.

G.J. Hart, 66
Director Since: August 2019
Other Public Company Board Service:
Portillo’s (2014-present)
Other Board Service:
National Restaurant Association (2024-present)
Blessings In A Backpack (2023-present)
James Madison University of Business
(2005-present)
The Hart School (2006-present)
Past Public Company Board Service:
Texas Roadhouse (2004-2011)

BIOGRAPHY
•
Mr. Hart has served as our President and Chief Executive Officer since September 2022 and has served on our Board of Directors since August 2019.

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Previously, Mr. Hart served as Chief Executive Officer for Torchy’s Tacos, a privately-held fast-casual restaurant concept, from 2018 until his retirement in December 2021. From 2011 to 2018, he served as Executive Chairman and Chief Executive Officer of California Pizza Kitchen. From 2000 to 2011, he served as President of Texas Roadhouse Holdings, LLC, and as Chief Executive Officer and member of the board from 2004 to 2011, during which time the company’s TSR outperformed the market and the company increased revenues from $63 million to over $1 billion. Earlier in his career, he held leadership positions at TriFoods International, New Zealand Lamb Company, and Shenandoah Valley Poultry, among others.

DIRECTOR QUALIFICATIONS
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Mr. Hart’s more than 35 years of leadership in the food and beverage industry and his proven track record of driving growth, innovation, and turnarounds, as well as his current leadership of our company as Chief Executive Officer, provide him with the qualifications and skills to serve as a director.

Steven K. Lumpkin, 69
Director Since: August 2016
Current Committees:
■
Audit (Chair)

■
Finance

Other Board Service:
Hodgdon Powder Company (2015-present)
Trading Company Holdings, LLC (2015-2022)
Fiorella Jack’s Stack Restaurant Group
(2009-present)
Trabon Companies (2013-2020)
Past Public Company Board Service: Applebee’s International, Inc. (2004-2007)

BIOGRAPHY
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Mr. Lumpkin currently serves as Principal of Rolling Hills Capital Partners, a consulting firm.

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From 1995 until retirement in 2007, he served in various executive positions at Applebee’s International, Inc., including as Chief Financial Officer and Treasurer from 2002 to 2007, during which time the company’s TSR outperformed the market, and Director from 2004 to 2007. Previously, he served as Executive Vice President and Director at Kimberly Quality Care, Inc.

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Mr. Lumpkin holds a B.S. in Accounting from the University of Missouri-Columbia and is a CPA.

DIRECTOR QUALIFICATIONS
•
Mr. Lumpkin’s more than 30 years of corporate leadership experience, including in the healthcare and management consulting industries, has provided him with extensive business, management and corporate governance experience, including in M&A and business transformation. His financial executive leadership of Applebee’s also enables him to bring to our Board significant industry knowledge, particularly with respect to financial and accounting matters, all of which provide him with the qualifications and skills to serve as a director.

David A. Pace, 65
Director Since: August 2019 (Board Chair since November 2019)
Current Committees*:
■
Compensation

*
As of the date of the annual meeting, Mr. Pace will begin service on the Nominating and Governance Committee

Other Public Company Board Service:
Farmer Bros. Co (January 2023-present)
Other Board Service:
Dallas Stars Ownership Advisory Board (2017-present)
Authentic Restaurant Brands (April 2022-present)
Past Public Company Board Service: Tastemaker Acquisition Corporation
(2020-2023)
Jamba Juice (2012-2018)

BIOGRAPHY
•
Mr. Pace currently serves as independent Chair of the Board of Farmer Bros. Co.

•
From 2020 to 2023, Mr. Pace served as Co-Chief Executive Officer of Tastemaker Acquisition Corporation, a special purpose acquisition company focusing on the restaurant, hospitality, and related technology and service sectors. Prior to that, from 2012 to 2018, he served as Director of Jamba Juice and as CEO from 2016 to 2018, during which the company delivered 8 consecutive quarters of comparable store sales growth that exceeded the industry benchmark, exited non-core and underperforming business units, and successfully merged with Focus Brands. From 2014 to 2016, Mr. Pace served as President of Carrabba’s Italian Grill, and as Executive Vice President and Chief Resource Officer of Bloomin’ Brands from 2010 to 2014. Previously, he held executive positions with Starbucks Coffee Company, PepsiCo, Inc., and Yum! Brands, Inc.

DIRECTOR QUALIFICATIONS
•
Mr. Pace brings more than 30 years of leadership in the restaurant, hospitality and related technology and service sectors, where he has been responsible for key strategic transformations and financial performance turnarounds. Mr. Pace’s executive positions at a range of public and private companies across the food and hospitality market and in related industries enables him to bring a unique skillset in food and beverage retail, consumer products and corporate governance, all of which provide him with the skills and qualifications to serve as a director.

Allison Page, 39
Director Since: February 2020
Current Committees:
■
Nominating and Governance*

■
Finance

As of the date of the annual meeting, Ms. Page will begin service as Chair of the Nominating and Governance Committee
Other Board Service:
SevenRooms, Inc. (2011-present)
Pillsbury Institute for Hospitality Entrepreneurship at Cornell University (2018-present)

BIOGRAPHY
•
Ms. Page is the co-Founder and Chief Product Officer of SevenRooms, a privately-held data-driven operations, marketing, and guest engagement platform that empowers hospitality operators to maximize revenue, build brand loyalty, and enable personalized experiences. Since SevenRooms’ founding in 2011, she has been responsible for driving product innovation; defining the company’s product roadmap, vision, and strategic positioning; and scaling the platform to over 1,000 cities worldwide. She has been named one of Hospitality Technology’s 2019 “Top Women in Restaurant Technology,” named one of Crain’s “40 under 40” in 2022, and named a “Woman of Influence” in 2022 by the New York Business Journal, and SevenRooms was named to Inc.’s annual list of Best Workplaces for 2022. Ms. Page began her career in investment banking at Credit Suisse.

•
Ms. Page holds a B.S. in Finance and Real Estate from The Wharton School, University of Pennsylvania.

DIRECTOR QUALIFICATIONS
•
Ms. Page’s experience as an entrepreneur in the hospitality industry and launching, building and commercializing high-growth technology platforms at scale across global restaurant, hotel and entertainment brands has enabled her to gain unique and extensive experience in the areas of technology, guest experience, guest engagement, data analytics, consumer trends and M&A experience, all of which provide her with the qualifications and skills to serve as a director.

Nicole Miller Regan, 49 Director Since: August 2023 Current Committees: ■ Audit ■ Finance Other Board Service: Tacombi (2023-present) Culinary Institute of America (2020-present)
BIOGRAPHY
•
Ms. Miller Regan serves as Head of Strategy for 7 Brew, a fast-growing predominantly franchised network of drive-thru, beverage-only stands. She previously served as the Chief Financial Officer of 7 Brew from 2022 to 2023.

•
Previously, from 2006 to 2022, Ms. Miller Regan served as managing director/senior restaurant analyst and head of the consumer equity research practice at Piper Sandler, a leading investment bank.

•
Ms. Miller Regan holds a B.A. from College of St. Benedict and an M.B.A. from Tulane University.

DIRECTOR QUALIFICATIONS
•
Ms. Miller Regan’s experience managing accounting and financial functions as a Chief Financial Officer as well as her ongoing business transformation and strategic planning leadership in addition to her prior experience conducting financial due diligence on public companies in the restaurant and hospitality business during her investment banking career, have enabled her to bring to the Board significant industry knowledge and financial and accounting expertise, all of which provide her with the skills and qualifications to serve as a director.

Anddria Varnado, 38
Director Since: March 2021
Current Committees:
■
Nominating and Governance

■
Compensation

Other Public Company Board Service:
Columbia Banking System, Inc., f/k/a Umpqua Holdings Corporation (2018-present)

BIOGRAPHY
•
Since December 2020, Ms. Varnado has served as GM and Head of the Consumer Business at Kohler Company, a global leader in home products, hospitality destinations, and systems where she is responsible for consumer channels and ecommerce sales.

•
Previously, from 2019 to 2020, Ms. Varnado served as Vice President and Head of Strategy and Business Development at Macy’s where she was responsible for the strategic evaluation of the future of the store and consumer. From 2016 to 2019, she served as Vice President and Head of Strategy and Business Development at Williams-Sonoma. Her prior roles include Management Consultant at ZS Associates and leadership roles at New York Life Insurance Company. Ms. Varnado began her career as a corporate banking analyst at Citigroup.

•
Ms. Varnado holds a B.A. in Business Administration from Clark Atlanta University and an M.B.A. from Harvard Business School.

DIRECTOR QUALIFICATIONS
•
Ms. Varnado’s prior experience in business development and strategy at leading global brands across multiple industries has provided her with deep expertise in the areas of technology strategy, business transformation and strategic planning and development. She also has extensive experience in consumer insights and innovation and consumer engagement, most recently through her work with Kohler, all of which provides Ms. Varnado with the skills and qualifications to serve as a director.

Additional Biography
Below is the principal occupation and other biographical information for Ms. Dunaway, who will retire and conclude her Board service effective upon the conclusion of the annual meeting.

Cambria W. Dunaway, 60
Director Since: June 2014
Current Committees:
■
Nominating and Governance (Chair)

Other Public Company Board Service:
Planet Fitness Inc. (2017-present)
Other Board Service:
Go Health (2017-2021)
FLO (2022-present)
Past Public Company Board Service:
Nordstrom FSB (2014-2017)
Marketo (2015-2016)
Brunswick Corporation (2006-2014)

BIOGRAPHY
•
Since 2022, Ms. Dunaway has provided executive coaching and board and advisement services.

•
Previously, from 2018 to 2022, Ms. Dunaway served as Chief Marketing Officer for Duolingo, a language education platform. Since 2017, she has served as a director of Planet Fitness, where she also serves as Chair of the nominating and governance committee. Previously, she served as a private consultant supporting organizations with strategic initiatives to accelerate growth and innovation, and coached leaders on how to achieve maximum results, impact, and enjoyment. From 2010 to 2014, Ms. Dunaway served as the U.S. President and Global Chief Marketing Officer of KidZania, an international location-based entertainment concept focused on children’s role-playing activities. From 2007 to 2010, she served as Executive Vice President for Nintendo, with oversight of all sales and marketing activities for the company in the United States, Canada, and Latin America. From 2003 to 2007, Ms. Dunaway served as Chief Marketing Officer for Yahoo!, and previously in various leadership roles in sales and marketing at Frito- Lay for 13 years, including serving as the company’s Chief Customer Officer and as Vice President of Kids and Teens Marketing.

•
Ms. Dunaway holds a B.S. in business administration from the University of Richmond and an M.B.A. from Harvard Business School.

VOTE REQUIRED
Each nominee for director in this Proposal No. 1 shall be elected if the votes cast “for” such nominee’s election exceed the votes cast “against” such nominee’s election. Abstentions and broker non-votes are not considered votes cast and therefore will have no effect on the outcome of the vote.
BOARD RECOMMENDATION
OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” ALL OF THE DIRECTOR NOMINEES.

CORPORATE GOVERNANCE AND BOARD MATTERS
GOVERNANCE PRINCIPLES
The Board of Directors has created and oversees corporate governance guidelines which can be viewed on the Governance section of our website at: https://ir.redrobin.com/governance/governance-documents.
Executive Development and Management Succession
Under the Company’s corporate governance guidelines, the Board maintains a policy and plan for the development and succession of the CEO and senior management that includes:
•
criteria that reflect the Company’s ongoing business strategies;

•
identification and development of potential internal candidates;

•
formal assessment processes to evaluate such potential internal candidates and their development; and

•
an emergency succession component to address the unforeseen loss of the CEO or other key executives.

The Nominating and Governance Committee:
•
works closely with the Board and management to ensure development and succession are anticipated, planned for, and addressed in a timely manner;

•
works closely with our CEO and each of the other executive officers to conduct annual succession planning activities;

◦
this process includes annual performance reviews, evaluations, and development plans of the CEO and executive officers, who also conduct evaluations and development of their direct reports; and

•
at least annually, and when otherwise necessary, reviews, makes recommendations for, and reports to the Board on programs that have been implemented by management for executive and leadership team development and succession planning.

Mr. Hart regularly meets with the full Board on his performance, and the CEO’s annual performance evaluation is conducted under the oversight of the Compensation Committee. Our CEO conducts annual and interim performance and development evaluations of the other senior executives and reviews these evaluations with the Compensation Committee or full Board.
Stockholder Communication with our Board
The Board and management believe the Company’s relationships with our stockholders and other stakeholders are an important part of our corporate governance responsibility and recognize the value of continuing communications. Since the beginning of 2023, we held meetings and discussions with stockholders representing more than 35% of our outstanding shares.
This approach has resulted in our receiving important input and perspectives that have informed our decision making and resulted in action including our new North Star strategic plan, our financial plan, succession planning, and corporate responsibility related items. Throughout the year, we proactively engage with our stockholders directly, through individual meetings, attendance at investor conferences, issuance of press releases, and quarterly conference calls, as well as other stockholder communications. We discuss topics of importance to both our Company and stockholders, including value creation, strategy and performance, Board refreshment and leadership changes, capital structure and allocation, and governance matters.
The Board values stockholder communication and provides many means for it to occur, including attending the annual meeting, voting, engaging, and writing, by sending a letter to the chair, the Board of Directors, or a committee addressed to: Board of Directors, 10000 E. Geddes Avenue, Suite 500, Englewood,

Colorado 80112, or by sending an e-mail to the Board’s dedicated email address: Board@redrobin.com. Our finance committee and full Board is involved in overseeing stockholder engagement.
With respect to issues arising under the Company’s Code of Ethics, you may also communicate directly with the chair of the Audit Committee, head of internal audit, or the compliance officer in the manner provided in the Code of Ethics and the Company’s Problem Resolution and Whistleblower Policy and Reporting Procedures. Both the Code of Ethics and the Problem Resolution and Whistleblower Policy and Reporting Procedures may be found on the Governance section of our website at: https://ir.redrobin.com/governance/governance-documents.
Red Robin follows the Investor Stewardship Group’s (ISG)
Corporate Governance Framework for U.S. Listed Companies
ISG Principle	Red Robin Practice
Principle 1: Boards are accountable to stockholders.
•
Declassified Board structure with all directors standing for election annually

•
All directors received over 90% stockholder support in 2023

•
Majority voting in uncontested director elections, plurality voting in contested elections, and directors not receiving majority support must tender their resignation for consideration by the Board

•
Proxy access ability to nominate directors added in 2023 to our bylaws

Principle 2: Stockholders should be entitled to voting rights in proportion to their economic interest.	• No dual class structure; each stockholder gets one vote per share
Principle 3: Boards should be responsive to stockholders and be proactive in order to understand their perspectives.
•
Management engaged directly with investors owning more than 35% of shares outstanding since the beginning of 2023

•
Engagement topics included value creation, Company strategy and performance, Board refreshment and leadership changes, capital structure and allocation, executive compensation, corporate responsibility, and governance

Principle 4: Boards should have a strong, independent leadership structure.
•
Strong, independent Board chair

•
Board considers appropriateness of its leadership structure at least annually

•
Strong, independent committee chairs, and all committee members are independent.

•
Proxy discloses why Board believes current leadership structure is appropriate

Principle 5: Boards should adopt structures and practices that enhance their effectiveness.
•
Board members have diverse backgrounds, expertise, and skills

•
Currently, 88.9% of directors are independent

•
Robust Board annual evaluation process and regular Board education instead of arbitrary age or term limits

•
Active Board refreshment plan, with four new independent directors through refreshment in 2020-2023

•
Collectively, directors attended 95% of combined total Board and applicable committee meetings in 2023

•
Limits on outside board service for directors

•
Independent directors meet regularly in Board and committee executive session without members of management present

•
Annual review of succession plan and talent development plan

•
Formal policy prohibiting hedging and pledging of Company securities by executive officers and directors

Principle 6: Boards should develop management incentive structures that are aligned with the long-term strategy of the company.
•
Executive compensation program received over 97% stockholder support in 2023

•
Compensation Committee annually reviews and approves incentive program design, goals, and objectives for alignment with compensation and business strategies

•
Annual and long-term incentive programs are designed to reward financial and operational performance that furthers short- and long-term strategic objectives

Board Leadership Structure
The Board recognizes one of its key responsibilities is to evaluate and determine the optimal leadership structure to provide independent oversight of management. At this time, we believe it is appropriate for our Board to maintain the separation of the roles of Board chair and chief executive officer. David Pace currently serves as chair of the Board because of his significant leadership experience, especially in the food and beverage retail industry.
The separation of the roles of Board chair and chief executive officer allows our chief executive officer to focus on managing the Company’s business and operations, and allows Mr. Pace to focus on Board matters, which we believe is especially important in light of the high level of regulation and scrutiny of public company boards. Further, we believe the separation of these roles ensures the independence of the Board in its oversight role of evaluating and assessing the chief executive officer and management generally. Our corporate governance guidelines provide for the appointment of a lead independent director if the chair of our Board is not independent.
The duties of the chair (or lead director) of the Board include presiding over and managing the meetings of the Board, development of meeting agendas together with the CEO, and approving the scheduling of meetings of the Board. Our Board chair also acts as an advisor to the CEO on strategic aspects of the business, represents the Board at our annual meeting of stockholders and consults with stockholders, when appropriate.
Board Role in Risk Oversight
Our executive officers have the primary responsibility for enterprise risk management (ERM) within our Company. Our Board and its committees actively oversee the Company’s risk management and regularly engage in discussions of the most significant risks the Company faces and how these risks are being managed, including over different time periods.
Robust evaluation and discussion of ERM is held at the full Board level. The full Board receives regular reports on enterprise risk areas from senior leaders of the Company, including regarding human capital management, food safety, and cybersecurity and receives more frequent reporting based on the immediacy of the risk.
While the full Board has overall responsibility for risk oversight, the Board has delegated certain risk oversight functions to its committees. The committees regularly report to the full Board on the assessment and management of risks that fall under their purview. The Company, the Board and its committees consult with outside advisors and experts regarding risks and trends. The Board believes the work undertaken by its committees, the full Board, and the senior officers of the Company, enables the Board to effectively oversee the Company’s risk management.

Audit Committee	Compensation Committee	Nominating and Governance Committee	Finance Committee

Oversees enterprise risk assessment and management process, including ensuring the Board or a designated committee is monitoring the identification, assessment, and mitigation of all significant enterprise risks.
Oversees policies and guidelines that govern the process by which major financial and accounting risk assessment and management may be undertaken by the Company and its relation to disclosure controls and procedures.
Oversees cybersecurity, ethics and compliance programs, and the internal audit function including monitoring of the Company’s cybersecurity risk profile.
Oversees corporate responsibility disclosures in the Company’s SEC periodic reports and compliance with the new regulatory requirements on climate change disclosures.
Oversees the management of any potential material risks related to compensation policies and practices, including an annual review of whether the Company’s compensation policies and practices contain incentives for executive officers and other key employees to take risks in performing their duties that are reasonably likely to have a material adverse effect on the Company.
Oversees Board governance, Board composition, and corporate responsibility (including ESG) related risks, and risks associated with board structure and other corporate governance policies and practices.
Monitors trends, developments in stockholder activity and laws and acts of regulatory and other governing bodies applicable to the governance of the Company, and maintains responsibility for ensuring compliance with such new regulatory standards.
Oversees the Company’s risks related to capital structure and liquidity, including with respect to potential M&A activity, long-range planning, annual budgets, capital allocation, potential adjustments to the Company’s capital structure, and extraordinary stockholder engagement.
Management
As part of its day-to-day risk management function, management identifies, assesses, monitors and manages the major risks to the Company including through our enterprise risk management process and implements effective mitigation measures. Management also provides regular reports on enterprise risk areas to the Board and its committees.
The Board’s Role in Management Succession Planning
The Board, led by its Nominating and Governance Committee, is actively engaged in succession planning and talent development, with a focus on the CEO and senior management of the Company. Several changes were recently made to senior leadership of the Company. The Board and the Nominating and Governance Committee consider talent development programs and succession candidates through the lens of Company strategy and anticipated future opportunities and challenges. At its meetings throughout the year, the Board and Nominating and Governance Committee review progress of talent development and succession programs and discuss internal and external succession candidates, including their capabilities, accomplishments, goals, and development plans. The full Board also reviews and discusses talent strategy and evaluations of potential succession candidates. In addition, potential leaders are given exposure to the Board, which enables the Board to select successors for the senior executive positions when appropriate.
A key role of the Board is to ensure that it has the skills, expertise, and attributes needed in light of the Company’s strategy, challenges, and opportunities. The Board believes that there are skill sets, qualities, and attributes that should be represented on the Board as a whole but do not necessarily need to be possessed by each director. The Nominating and Governance Committee thus considers the qualifications and attributes of incumbent directors and director candidates both individually and in the aggregate in light of the current and future needs of the Company. The Nominating and Governance Committee assists the Board in identifying and evaluating persons for nomination or renomination for Board service or to fill a vacancy on the Board. The Nominating and Governance Committee’s evaluation process does not vary based on whether a candidate is recommended by a stockholder, a Board member, a member of management, or self-nomination. Once a person is identified as a potential director candidate, the Nominating and Governance Committee may review publicly available information to assess whether the candidate should be further considered. If so, a Nominating and Governance Committee member or designated representative for the Nominating and Governance Committee will contact the person. If the person is willing to be considered for nomination, the person is asked to provide additional information regarding their background; their specific skills, experience, and qualifications for Board service; and any direct or indirect relationships with the Company. In addition, one or more interviews may be conducted with Nominating and Governance Committee and Board members, and Nominating and Governance Committee members may contact one or more references provided by the candidate or others who would have first-hand knowledge of the candidate’s qualifications and attributes.
In evaluating the qualifications and attributes of each potential candidate (including incumbent directors) for nomination or re-nomination or appointment to fill a vacancy, the Nominating and Governance Committee considers:
◦
the candidate’s qualifications, consisting of his/her knowledge (including relevant industry knowledge), understanding of the Company’s businesses and the environment within which the Company operates, experience, skills, substantive areas of expertise, financial literacy, innovative thinking, business judgment, achievements, and other factors required to be considered under applicable laws, rules, or regulations;

◦
the candidate’s attributes, comprising independence, personal and professional integrity, character, reputation, ability to represent the interests of all stockholders, time availability in light of other commitments, dedication, absence of conflicts of interest, appreciation of multiple cultures, diversity, commitment to deal responsibly with environmental and social issues and stakeholder concerns, and other factors that the Nominating and Governance Committee considers appropriate in the context of the needs of the Board;

◦
familiarity with and respect for corporate governance requirements and practices;

◦
with respect to incumbent directors, the evaluation of the individual director, their current qualifications, and his or her contributions to the Board;

◦
the current composition of the Board and its committees; and

◦
intangible qualities of the candidate, including the ability to ask difficult questions and, simultaneously, to work constructively with members of the Board, as well as to work effectively with management.

The Board considers the recommendations of the Nominating and Governance Committee and then makes the final decision whether to renominate incumbent directors and whether to approve and extend an invitation to a candidate to join the Board upon appointment or election, subject to any approvals required by law, rule, or regulation.
Board Membership and Director Independence
Our Board of Directors has determined that each of our directors, except our CEO, Mr. Hart, qualifies as an independent director under the rules promulgated by the SEC and The Nasdaq Stock Market® (“Nasdaq”)

listing standards. Therefore, 88.9% of our current directors are independent. Following the annual meeting, if all director nominees are elected, all of our continuing directors will be independent, except our CEO. Pursuant to SEC and Nasdaq rules and standards, only independent directors may serve on the Board’s Audit Committee, Compensation Committee, and Nominating and Governance Committee. All members of all Board committees are independent in accordance with SEC rules and Nasdaq listing standards. There are no family relationships among any of our executive officers, directors, or nominees for directors.
Our Board is committed to diversity and as such includes directors with gender and ethnic diversity and a diverse set of backgrounds, experience, and skills, including:
✓ Executive leadership ✓ Business transformation ✓ Technology strategy ✓ Marketing and consumer insights ✓ Governance ✓ Accounting	✓ Talent, human capital, and organizational development ✓ Finance, investor relations, strategic transactions, and M&A ✓ Restaurant executive leadership ✓ Value creation
Board Diversity Matrix (as of April 4, 2024)
Total Number of Directors	9
	Female	Male
Part I: Gender Identity
Directors	4	5
Part II: Demographic Background
African American or Black	1	0
White	3	5
As shown in the Board diversity matrix above, 44% of our directors are female and 11% are racially and/or ethnically diverse. The Board diversity matrix includes Ms. Dunaway, who is retiring from the Board effective upon the conclusion of the annual meeting. To see our board diversity matrix as of April 3, 2023, please see the proxy statement filed with the SEC on April 3, 2023.
Director Attendance
The Board of Directors held eight meetings in 2023. Each of our current directors who served in 2023 attended over 85% of the aggregate total of meetings of the Board of Directors and committees during their period of service in 2023. The non-management directors of the Company meet at least quarterly throughout the year and as necessary or appropriate in executive sessions at which members of management are not present.
The Board of Directors strongly encourages each of the directors to attend the annual meeting of stockholders. All eight directors serving at the time and standing for re-election attended our 2023 annual meeting.
Committees of the Board
Our Board of Directors currently has four standing committees: an Audit Committee, a Compensation Committee, a Finance Committee, and a Nominating and Governance Committee. Each standing committee generally meets at least once each quarter. In addition, other regular and special meetings are scheduled as necessary and appropriate depending on the responsibilities of the particular committee. Each committee regularly meets in executive session without management present. Each Board committee operates pursuant to a written charter. The charter for each committee is available on the Corporate Governance section of our website at https://ir.redrobin.com/governance/governance-documents. Committee charters are reviewed at least annually by the respective committee to revise and update its duties and responsibilities as necessary.
Name of Committee and Principal Functions	Current Members and Number of Meetings in 2023

Audit Committee
•
Oversees our financial reporting activities, including our annual report and the accounting standards and principles followed

•
Reviews earnings releases and annual and quarterly reports, including use of any non-GAAP disclosures

•
Oversees the disclosure process, including understanding and monitoring of the Company’s disclosure committee

•
Selects and retains the independent auditor

•
Participates in the process to rotate and select the lead audit partner at least every five years

•
Reviews scope and results of audit to be conducted by the independent auditor

•
Evaluates performance and monitors independence, commitment to objectivity, and skepticism of selected independent auditor

•
Approves the budget for fees to be paid to the independent auditor for audit services and non-audit services; evaluates fees for reasonableness and fairness based on benchmarking

•
Oversees the Company’s internal audit function, scope and plan, and the Company’s disclosure and internal controls

•
Oversees the Company’s ethical and regulatory compliance

•
Provides oversight of the Company’s enterprise risk management

•
Regularly meets with independent auditor in executive session

•
Participates in the evaluation of independent auditor and lead audit partner

Committee Members:
Steven K. Lumpkin
Thomas G. Conforti
Anthony S. Ackil
Nicole Miller Regan

 Chairperson
 Determined by the Board to be an audit committee financial expert as defined under SEC rules and be sophisticated under Nasdaq listed company rules
Number of Meetings in 2023:
The Audit Committee held nine meetings in 2023.

Compensation Committee
•
Develops and performs an annual performance evaluation of our CEO

•
Approves salary, short-term, and long-term incentive compensation programs for the CEO and all executive officers

•
Reviews and adopts employee benefit plans

•
Oversees compensation and benefits

•
Reviews and approves compensation for directors

•
May engage its own compensation consulting firms or other professional advisors to assist in discharging its responsibilities, as necessary

Committee Members: Anthony S. Ackil David A. Pace Anddria Varnado Chairperson Number of Meetings in 2023: The Compensation Committee held five meetings in 2023.

Name of Committee and Principal Functions	Current Members and Number of Meetings in 2023

Nominating and Governance Committee
•
Identifies, evaluates, and recommends to the Board of Directors, candidates for appointment or election to the Board and their independence

•
Determines whether to recommend to the Board to include the nomination of incumbent directors in the proxy statement

•
Considers candidates to fill any vacancies that may occur

•
At least once a year, considers whether the number of directors and skill sets is appropriate for the Company’s needs and recommends to the Board any changes in the composition of the Board

•
Evaluates and recommends to the Board committee structure and membership

•
Develops and oversees the Company’s corporate governance policies

•
Oversees governance related corporate responsibility areas

•
Oversees the Company’s litigation and insurance coverage

•
Oversees the process to assess the performance of the Board and its committees

Committee Members: Cambria W. Dunaway Allison Page Anddria Varnado Chairperson Number of Meetings in 2023: The Nominating and Governance Committee held six meetings in 2023.

Finance Committee
•
Participates in and provides guidance to the Board of Directors and management on:

◦
material acquisitions and dispositions

◦
long range planning

◦
annual budget

◦
capital allocation (including share repurchase programs and 10b5-1 plan)

◦
adjustments to capital structure

◦
extraordinary stockholder engagement

Committee Members: Thomas G. Conforti Steven K. Lumpkin Nicole Miller Regan Allison Page Chairperson Number of Meetings in 2023: The finance committee held ten meetings in 2023.

Board Evaluations
The Board recognizes that a robust and constructive Board evaluation process is essential to its effectiveness. As such, the Board and each committee conduct annual evaluations to determine whether it and its committees are functioning effectively. As part of the evaluation process, each director also evaluates their own performance and periodically completes peer evaluations of the other directors, designed to assess individual director performance. The evaluation process is overseen by the Nominating and Governance Committee, in consultation with the Board chair. Outcomes of the evaluation process have been used to inform Board succession planning, committee memberships, chair service, and enhancements to Board effectiveness.
Review of Evaluation Process & Assessment Guides	Assessment Guides & Evaluation Process	One-on-One Discussions	Evaluation Results
• Nominating and Governance Committee reviews process and assessment guides
•
Drive robust discussion and valuable feedback

•
Focus on efficiency and effectiveness, Board and committee composition, quality of Board discussions, quality of materials and information provided, and Board culture

		• One-on-one discussions between each member of the Board and either the Nominating and Governance Committee chair, Board chair, or both, regarding evaluation results	• Final evaluation results discussed with each committee and the full Board in executive session
Indemnification of Directors
The Company has entered into agreements to indemnify its directors, executive officers, and certain other key employees. Under these agreements, the Company is obligated to indemnify its directors and officers to the fullest extent permitted under the Delaware General Corporation Law for expenses, including attorneys’ fees, judgments, fines, and settlement amounts incurred by them in any action or proceeding arising out of their services as a director or officer. The Company believes these agreements are necessary in attracting and retaining qualified directors and officers.
Limits on Outside Board Service
As provided in our corporate governance guidelines, without specific approval from our Board, no director of the Company may serve on more than four public company boards (including the Company’s Board) and no member of the Audit Committee may serve on more than three public company audit committees (including the Company’s Audit Committee). Any Audit Committee member’s service on more than three public company audit committees will be subject to the Board’s determination that the member is able to effectively serve on the Company’s Audit Committee.
Stockholder Submission of Director Nominees
A stockholder may submit the name of a director candidate for consideration by the Nominating and Governance Committee by writing to: Nominating and Governance Committee of the Board of Directors, Red Robin Gourmet Burgers, Inc., 10000 E. Geddes Avenue, Suite 500, Englewood, Colorado 80112.
The stockholder must submit the following information in support of the candidate: (a) all information relating to such person as would be required to be disclosed in solicitations of proxies for the election of such nominees as directors pursuant to Regulation 14A under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and such person’s written consent to serve as a director if elected; and (b) as to the stockholder giving the notice and the beneficial owner, if any, on whose behalf the nomination or proposal is made (i) the name and address of such stockholder, as they appear on the Company’s books, and of such beneficial owner,

(ii) the class and number of shares of the Company that are owned beneficially and of record by such stockholder and such beneficial owner, (iii) a description of any agreement, arrangement, or understanding (including any derivative or short positions, profit interests, options, warrants, convertible securities, stock appreciation or similar rights, hedging transactions, and borrowed or loaned shares) that has been entered into as of the date of such stockholder’s notice by, or on behalf of, such stockholder and such beneficial owner, whether or not such instrument or right shall be subject to settlement in underlying shares of capital stock of the Company, the effect or intent of which is to mitigate loss to, manage risk of share price changes for, or increase or decrease the voting power of, such stockholder or such beneficial owner, with respect to shares of stock of the Company, and (iv) whether either such stockholder or beneficial owner intends to deliver a proxy statement and form of proxy to holders of, in the case of a proposal, at least the percentage of the Company’s voting shares required under applicable law to carry the proposal or, in the case of a nomination or nominations, a sufficient number of holders of the Company’s voting shares to elect such nominee or nominees.
Certain Relationships and Related Transactions
For 2023, we had no material related party transactions that were required to be disclosed in accordance with SEC regulations.
The Board of Directors recognizes transactions between the Company and related parties present a heightened risk of conflicts of interest. To ensure the Company acts in the best interest of our stockholders, the Board has delegated the review and approval of related party transactions to the Audit Committee. Pursuant to our Code of Ethics and the Audit Committee charter, any related party transaction required to be disclosed in accordance with applicable SEC regulations must be reviewed and approved by the Audit Committee. In reviewing a proposed transaction, the Audit Committee must:
•
satisfy itself that it has been fully informed as to the related party’s relationship and interest, and as to the material facts of the proposed transaction; and

•
consider all the relevant facts and circumstances available to the Audit Committee.

After its review, the Audit Committee will only approve or ratify transactions that are fair to the Company and not inconsistent with the best interests of the Company and our stockholders.
Compensation Committee Interlocks and Insider Participation
During the last completed fiscal year, Anthony S. Ackil, David A. Pace, and Anddria Varnado each served as members of the Company’s Compensation Committee. None of the individuals who served as members of the Compensation Committee during the last completed fiscal year is, or at any time has served as, an officer or employee of the Company. None of our current executive officers serves, and during the last completed fiscal year no individual then serving as an executive officer served, as a director of another entity that has or then had an executive officer who serves on our Board.

DIRECTOR COMPENSATION
The compensation program for our non-employee directors is set forth in the table below. Each year, the Compensation Committee, in consultation with its independent consultant, evaluates the compensation program to assess its alignment with the market, taking into consideration the time commitment and responsibilities of the directors. Effective May 2023, the Compensation Committee approved an increase in the annual cash retainers and equity awards payable to Board members, as reflected below. This was the first increase in non-employee director compensation since 2018 (with the exception of the cash retainer for the Chair of the Nominating and Governance Committee, which was increased in 2020). In addition to the compensation disclosed below, directors are eligible to receive meal discounts at Red Robin restaurants on the same basis of other senior leaders of the Company.
Annual Retainers	Each non-employee director of the Company receives an annual cash retainer of $75,000 (previously $70,000), payable in substantially equal quarterly installments in advance. The chair of the Board and the chair of each committee receive additional cash retainers to account for the increased responsibilities and time commitments of the positions, payable in substantially equal quarterly installments in advance, as follows:
		Current	Prior
	Chair of the Board	$95,000	$85,000
	Chair of Audit Committee	$25,000	$15,000
	Chair of Compensation Committee	$17,500	$12,500
	Chair of Nominating and Governance Committee	$12,500	$10,000
	Chair of Finance Committee	$12,500	$10,000
Equity Awards	Each non-employee director receives an annual grant of restricted stock units with a grant date value of approximately $120,000 (previously $110,000) and a vesting term of one year or the date of the next annual meeting of stockholders, whichever is earlier. The vesting term is consistent with the Company’s declassification of its Board of Directors with annual elections for one-year terms (until the next annual meeting) in accordance with governance best practices.
2023 Director Compensation
The following table sets forth a summary of the compensation earned by our non-employee directors in fiscal 2023.
Name	Fees Earned or Paid in Cash ($)(1)	Stock Awards ($)(2)	All Other Compensation ($)	Total ($)
Anthony S. Ackil	83,866	127,540	—	211,406
Thomas G. Conforti	84,599	127,540	—	212,139
Cambria W. Dunaway	84,599	127,540	—	212,139
Steven K. Lumpkin	94,250	127,540	—	221,790
David A. Pace	164,202	127,540	—	291,742
Allison Page	73,055	127,540	—	200,595
Nicole Miller Regan	28,613	77,477	—	106,090
Anddria Varnado	73,055	127,540	—	200,595

(1)
Reflects each director’s annual cash retainer, including additional fees for serving as Board or committee chair. Ms. Miller Regan received a prorated amount of the annual cash retainer based on her appointment date of August 14, 2023.

(2)
Each director, other than Ms. Miller Regan, was awarded 9,202 restricted stock units in May 2023. The target value of the annual equity grant was $120,000 divided by the 30-day average share price of $13.04 to determine the number of shares granted. The fair value of such restricted stock units was computed in accordance with the guidance for accounting for stock compensation at the closing price on the date of grant of $13.86 per share. The target value of Ms. Miller Regan’s annual equity grant was $120,000, prorated based on her appointment date of August 14, 2023, and divided by the 30-day average share price of $12.51 to determine the number of shares granted. All such restricted stock units are subject to vesting in full one year from the date of grant, or the date of the next annual meeting of stockholders, whichever is earlier.
As of the end of the fiscal year 2023, the aggregate number of options and restricted stock units outstanding for each non-employee director is set forth below. Note that the Company has not utilized stock option grants as compensation for its non-employee directors since 2016. Options are considered outstanding until exercised and restricted stock units are considered outstanding until vested and paid.
Directors	Options	Restricted Stock Units
Anthony S. Ackil	—	9,202
Thomas G. Conforti	—	9,202
Cambria W. Dunaway	5,000	9,202
Steven K. Lumpkin	5,000	9,202
David A. Pace	—	9,202
Allison Page	—	9,202
Nicole Miller Regan		7,323
Anddria Varnado	—	9,202
Director Stock Ownership Guidelines
The Compensation Committee has stock ownership guidelines in place for non-employee directors which require non-employee directors to own Company securities with a cumulative cost basis of at least five times the director’s annual cash retainer (excluding chair or committee retainer fees). Based on the current annual retainer for non-employee directors, that dollar amount is $375,000. The value of each director’s holdings is based on the value of securities held, which is calculated using the 30-day average share price of the Company’s common stock. Equity owned of record or beneficially, including restricted stock units and vested in-the-money options, are credited toward the guidelines. New non-employee directors have five years from the time the director joins the Board to reach the minimum ownership threshold. Non-employee directors may not sell, transfer, or otherwise dispose of common stock that would decrease such director’s cumulative cost basis below the ownership guideline amount. As of the annual measurement date, all of our directors were in compliance or on track to be in compliance with the guidelines. In addition, a majority of directors have not sold any of their awarded shares.

COMPENSATION DISCUSSION AND ANALYSIS
Named Executive Officers
In this Compensation Discussion and Analysis, we provide an analysis and explanation of our executive compensation program and the compensation derived from this program by our “named executive officers.” For 2023, our named executive officers were:
•
G.J. Hart, Chief Executive Officer

•
Todd Wilson, Chief Financial Officer

•
Sarah Mussetter, Chief Legal Officer

•
Jyoti Lynch, Chief Technology Officer

•
Kevin Mayer, Chief Marketing Officer

•
Wayne Davis, Former Chief People Officer (effective May 1, 2023, Mr. Davis left the Company)

EXECUTIVE SUMMARY
Red Robin is committed to building long-term stockholder value. Our executive compensation program is designed to pay for performance and link incentives to current and long-term sustained achievement of Company strategic and financial goals. This executive summary provides an overview of our fiscal 2023 performance, compensation actions, and compensation outcomes based on pay for performance alignment.
References to “2023” herein are to the Company’s fiscal year ended December 31, 2023.
2023 Company Operational and Performance Highlights
Fiscal Year 2023 Accomplishments and Performance
2023 marked the first year of our “North Star” business strategy and was a successful transformational year for our iconic brand. As described in more detail above, this five-point plan is designed to drive long-term stockholder value and enhance the Company’s competitive positioning. The North Star five-point plan focuses on transforming to an operations focused restaurant company, elevating the guest experience, removing costs and complexity, optimizing guest engagement, driving growth in comparable restaurant revenue and unit level profitability, and delivering financial commitments. Our accomplishments in 2023 include the following:
•
Delivered strong financial results, including a year over year increase in total revenue, comparable restaurant sales, and Adjusted EBITDA

•
Strengthened our balance sheet with the repayment of debt, supported by the completion of two sale-leaseback transactions

•
Launched a new market partner compensation program for multi-unit operators, incentivizing these partners based on the profits of the restaurants they oversee

•
Elevated the guest experience, including making enhancements to approximately 85% of our menu and improving our staffing model

•
Removed costs and complexity in our supply chain

•
Our achievement of 2023 performance goals directly relates to the 2023 compensation outcomes of our named executive officers

2023 COMPENSATION ACTIONS
Our incentive programs demonstrate our commitment to a pay for performance compensation philosophy. The Compensation Committee set 2023 compensation for our named executive officers as follows:
Base Salary
•
Based on the recent appointment dates of our current named executive officers and peer compensation levels, the Compensation Committee did not make any year over year adjustments to base salary in 2023.

Short-Term Performance-Based Incentive
•
Adjusted EBITDA remained the primary measure of our short-term incentive (STI) program in 2023, but the weighting was increased from 80% to 85% (with 60% based on annual Adjusted EBITDA and 25% based on a cumulative quarterly Adjusted EBITDA). Achievement of a G&A Expenses target made up the remaining 15% weighting, with the opportunity to increase the G&A Expenses payout percentage through the accomplishment of certain strategic area focus objectives.

•
Based on the recent appointment dates of our current named executive officers and peer compensation levels, the Compensation Committee did not make any year over year adjustments to individual target cash award values (as a percentage of salary) in 2023.

Long-Term Performance-Based Incentive
•
The structure of our long-term incentive (LTI) program opportunities in 2023 for our named executive officers consisted of PSUs (50% weight) and RSUs (50% weight). The long-term incentive program continued to use relative TSR as a pre-established performance target for a three-year cumulative performance period.

•
Based on the recent appointment dates of our current named executive officers and peer compensation levels, the Compensation Committee did not make any year over year adjustments to individual target LTI award values (as a percentage of salary) in 2023.

2023 EXECUTIVE COMPENSATION OUTCOMES
As described above, 2023 was a successful transformational year for the Company. Our North Star five-point plan came to life, setting the stage for future growth and success. We made fundamental moves to establish a strong base to build upon in the years ahead, and made significant improvements across the business to strengthen our position, the guest experience, our teams, our people, and our culture. As a result of our efforts, our 2023 performance exceeded our targets under the STI. We grew Adjusted EBITDA to $68.9 million, a 33% year over year increase. Consistent with our commitment to a pay for performance compensation philosophy, based on 2023 performance, the Compensation Committee:
✓
Approved a payout of the annual performance-based cash incentive program totaling 130.12%, including 129.55% payout for the Adjusted EBITDA measure (85% weight) and 133.33% payout for achievement of the G&A target and strategic area objectives (15% weight). In 2023, our Adjusted EBITDA measure was broken into five performance periods: four cumulative quarterly periods and an annual period. Each quarter resulted in the maximum 100% payout, with a 29.55% adjustment at year end based on exceeding the target.

✓
Certified relative TSR performance was below the 25th percentile of the 12-Company Peer-Group resulting in no payout of PSU awards granted in 2021 (for the 2021-2023 performance period). None of our current named executive officers held 2021 PSUs.

✓
Made no adjustments to in-progress and outstanding long-term incentive awards.

See “Compensation Discussion and Analysis—Key Components of our Executive Compensation Program—Incentive-Based Compensation” for further information on the annual performance based and long-term incentive based programs.

COMPENSATION PHILOSOPHY
COMPENSATION PHILOSOPHY
Our executive compensation program is designed to pay for performance and link incentives to current and long-term sustained achievement of Company strategic and financial goals. It encourages our executive officers to think and act like owners, because they are owners and as such are compensated in significant part based on the performance of the Company.
PAY OBJECTIVES
Our compensation objectives are designed to link incentives and rewards with current and long-term sustained achievement of these goals:
•
Attracting, retaining, and motivating the best possible executive talent with the experience and leadership skills capable of driving performance and top- and bottom-line growth in sales and profitability;

•
Creating value for our stockholders by linking executive compensation to the achievement of measurable corporate objectives; and

•
Paying for superior results through a program that incentivizes and rewards achievement of both short-term and long-term organizational and functional objectives with a mix of compensation elements that place a significant portion of cash and equity compensation at risk.

PAY FOR PERFORMANCE ALIGNMENT
Our compensation program is designed to pay for performance and is comprised of performance- based short-term and long-term incentive awards. Such compensation varies in value and is at-risk of forfeiture or reduced payout if performance goals are not achieved or our stock price declines. Performance metrics used for the annual and long-term incentive programs are reviewed and approved by the Compensation Committee. Restricted stock units vest ratably over multiple years, the value of which is dependent, in whole or in part, on an increase in the Company’s stock price. Performance stock units vest at the end of the three-year performance period if the Company achieves certain Relative Total Shareholder Return goals.
COMPENSATION DECISION PROCESSES
OVERVIEW
✓
Executive compensation decisions are made by our Compensation Committee, which is comprised solely of independent directors.

✓
When making compensation decisions, our Compensation Committee receives input from its independent compensation consultant and recommendations from our CEO for the CEO’s direct reports. Our Compensation Committee reviews benchmarking data of a peer group of restaurant companies as one input into the pay decision process. Other factors that influence pay decisions include, but are not limited to Company performance, individual performance, succession planning, and retention.

COMPENSATION SETTING
The Compensation Committee approves target total direct compensation levels for named executive officers by establishing base salaries and setting annual and long-term incentive compensation targets. The Company makes pay decisions based on a variety of factors, including:
•
Company performance

•
Company strategy and alignment of incentives

•
Benchmarking data from our restaurant peer group for target total direct compensation (base salaries, short-term incentives, and long-term incentives), based on disclosure in peer proxy statements and other applicable survey data

•
Individual performance and areas of responsibility relative to the market data

•
Compensation relative to other executive officers in the Company

•
Advice from the Compensation Committee’s independent compensation consultant

•
The CEO’s recommendations with respect to the compensation of the executives who report directly to the CEO, including the other named executive officers

•
Whether our compensation program encourages unnecessary or excessive risk taking

•
Results of the Company’s say-on-pay advisory votes in prior years

•
Management succession planning and retention

CONSIDERATION OF PRIOR SAY-ON-PAY AND SAY-ON-FREQUENCY VOTES
At our 2023 annual meeting of stockholders, over 97% of votes were cast to approve the advisory “say on pay” vote on the 2022 compensation of our named executive officers. This is the fifth consecutive year of over 90% support for our “say on pay” proposal.
We believe the level of support we received from stockholders in previous years was driven in part by our commitment to a pay for performance philosophy and our linking incentives to current and long-term sustained achievement of Company strategic goals. The Compensation Committee considered the results of the advisory vote when setting executive compensation for 2023 and will continue to do so in future executive compensation policies and decisions. We regularly engage with our stockholders and this engagement provides valuable insight that informs the work of both management and the Board, including in the areas of executive compensation. Since the beginning of 2023, we held meetings and discussions with stockholders representing more than 35% of our outstanding shares. See “Proxy Summary—Stockholder Engagement” for more discussion about our engagement with our stockholders, including Company participants and topics covered.
We hold our advisory “say on pay” vote annually. Stockholders vote, on an advisory basis, on the frequency of the say-on-pay vote, which can be every one year, two years or three years, once every six years. At our 2023 annual meeting of stockholders, over 95% of votes were cast were in favor of continuing an annual vote. Based on these results, and consistent with the Board’s recommendation, the Board has determined to hold an advisory vote on executive compensation every year until the next required advisory vote on frequency, which we expect to occur at our 2029 annual meeting.
BENCHMARKING
Restaurant Peer Group
Our benchmarking group contains restaurant peer companies that were selected and approved by the Compensation Committee upon the recommendation of management and the Compensation Committee’s independent compensation consultant and are based on their similarity to us with respect to several criteria, including revenue size, business model, and scope. At the time of selection, the Company’s revenues were situated at approximately the median of the benchmarking group. The peer group used for 2023 consisted of the 18 restaurant companies identified in the chart below.
Peer Group
Biglari Holdings Inc.	Dine Brands Global, Inc.
BJ’s Restaurants, Inc.	El Pollo Loco Holdings, Inc.
Brinker International, Inc.	Fiesta Restaurant Group, Inc.
Carrols Restaurant Group, Inc.	Jack in the Box Inc.
The Cheesecake Factory Incorporated	Noodles & Company
Chuy’s Holdings, Inc.	Papa John’s International, Inc.
Cracker Barrel Old Country Store, Inc.	Ruth’s Hospitality Group, Inc.*
Dave & Buster’s Entertainment, Inc.	Texas Roadhouse, Inc.
Denny’s Corporation	The Wendy’s Company

*
Ruth’s Hospitality Group, Inc. and Fiesta Restaurant Group, Inc. were both acquired during 2023, but were included in the our peer group pay study for 2023 compensation benchmarking prior to their acquisitions.

The Compensation Committee uses competitive compensation data from the annual total compensation study of peer and other restaurant companies and other relevant survey sources to inform its decisions about overall compensation opportunities and specific compensation elements. Additionally, the Compensation Committee uses multiple reference points when establishing targeted compensation levels. The Compensation Committee applies judgment and discretion in establishing targeted pay levels, considering not only competitive market data, but also factors such as company, individual performance, scope of responsibility, critical needs and skill sets, leadership potential, and succession planning. For 2024 compensation benchmarking, the Compensation Committee revised its peer group, removing Biglari Holdings Inc., Noodles & Company, Fiesta Restaurant Group, Inc., and Ruth’s Hospitality Group, Inc. and adding Bloomin’ Brands, Inc., First Watch Restaurant Group, Inc., and Portillo’s Inc.
INDEPENDENT COMPENSATION CONSULTANT
In 2023, Meridian Compensation Partners, LLC (“Meridian”) again served as the Compensation Committee’s independent compensation consultant. The independent compensation consultant assists with the Compensation Committee’s annual review of our executive compensation programs, cash and equity compensation practices, ongoing development of our executive compensation philosophy, and acts as an advisor to the Compensation Committee on compensation matters as they arise. The compensation consultant also advises the Compensation Committee on compensation for the Board of Directors. The Compensation Committee evaluated Meridian’s independence as its compensation consultant by considering each of the independence factors adopted by Nasdaq and the SEC. Based on such evaluation, the Compensation Committee believes no conflict of interest exists that would prevent Meridian from independently representing the Compensation Committee.
RISK MITIGATION
The Compensation Committee considers, in establishing and reviewing our executive compensation program, whether the program encourages unnecessary or excessive risk taking. The Compensation Committee concluded that our pay programs do not encourage unnecessary or excessive risk taking. The factors considered by the Compensation Committee include:
•
the general design philosophy of our compensation policies and practices for employees whose behavior would be most affected by the incentives established by our compensation policies and practices, as such policies and practices relate to or affect risk taking by employees on our behalf, and the manner of their implementation;

•
our risk assessment and incentive considerations in structuring our compensation policies and practices or in awarding and paying compensation;

•
how our compensation policies and practices relate to the realization of risks resulting from the actions of employees in both the short term and the long term;

•
our policies regarding adjustments to our compensation programs and practices to address changes in our risk profile; and

•
material adjustments we have made to our compensation policies and practices as a result of changes in our risk profile.

The Compensation Committee believes it has mitigated unnecessary risk taking in both the design of the compensation plans and the controls placed upon them because:
•
payouts under our annual and long-term incentive compensation plans are capped;

•
payouts under PSUs with relative TSR performance metric are capped at the target grant amount if Company TSR is negative;

•
long-term incentives feature multiple components; performance is measured over multi-year periods with value dependent on share price as compared to a group of key competitors;

•
the Compensation Committee has the ability to reduce payouts under our incentive compensation plans in its discretion;

•
executives are subject to robust stock ownership guidelines;

•
executives are subject to anti-hedging and anti-pledging policies with respect to our common stock;

•
the performance goals under our incentive programs relate directly to the business plan approved by the Board of Directors; and

•
appropriate balance between our annual operating achievements and longer-term value creation, with a particular emphasis on longer-term value creation for our executives.

The Compensation Committee completes this evaluation annually. Accordingly, based upon the foregoing, the Company believes the risks arising from its compensation policies and practices are not reasonably likely to have a material adverse effect on the Company.

2023 EXECUTIVE COMPENSATION
OVERVIEW
Our 2023 executive compensation program was comprised of three primary elements: (i) base salary, (ii) short-term incentive opportunity (STI) for an annual performance-based cash award, and (iii) long-term incentive opportunity (LTI) that consists of performance stock units (PSUs) based on a three-year performance period, and restricted stock units (RSUs). We believe the metrics used for both the STI and the LTI drive stockholder value. The goals for our incentive opportunities are linked to the Company’s financial and strategic business plans, as well as to stockholders through the use of total shareholder return (TSR).
By design, “at-risk” pay (incentive pay subject to forfeiture or partial or complete loss of value) comprised approximately 83% of total target compensation for G.J. Hart, our CEO, and 60% of total target compensation for the other named executive officers who were employed at the end of the year as a group. The charts below reflect the portion of our named executive officers’ 2023 total target compensation that is considered at-risk.
CEO
Our pay for performance compensation is further demonstrated in actual 2023 CEO compensation:
•
Based upon 2023 performance that exceeded target, our CEO in 2023 earned a 130.12% payout of STI in 2023.

•
The CEOs’ 2023 LTI compensation award links a substantial portion of pay directly to shareholder return with 50% comprised of PSUs that are based on relative TSR and completely at-risk and subject to a capped payout if Company TSR is negative.

•
No adjustments were made to in-progress and outstanding STI and LTI awards.

Other Named Executive Officers

ELEMENTS OF OUR EXECUTIVE COMPENSATION PROGRAM
Base Salary
Base salary provides a minimum level of remuneration to our named executive officers for their efforts. The Compensation Committee sets base salaries for our executives to reflect the scope of each executive’s responsibilities, experience, and performance. The Compensation Committee reviews base salaries annually as part of the benchmarking process and adjusts them from time to time to account for relevant factors such as peer compensation practices, market competitiveness, the Company’s performance, individual contributions, tenure and growth in roles, retention, and internal equity. The Compensation Committee also considers the CEO’s evaluation of each executive’s performance and reviews the CEO’s salary recommendations for our executives.
Incentive-Based Compensation
Short-Term Incentive Opportunity (STI). Our STI is an annual performance-based cash incentive that is intended to reward certain employees, including named executive officers, for achieving annual financial performance and strategic goals that drive long-term, sustained creation of stockholder value. The Compensation Committee determines the STI opportunity and goals with reference to the annual portion of our multi-year strategic plan. The annual performance metrics are financial-based measures and strategic objectives that the Compensation Committee believes are aligned with our strategy. The Compensation Committee continually evaluates the measures against which we gauge our performance and may incorporate additional or alternative metrics to incentivize executives to achieve appropriate performance targets and respond to industry changes or market forces.
The Compensation Committee approves payouts earned under the STI following review of actual results at the end of the year. The corresponding dollar payout value varies up or down depending on the actual performance level versus threshold, target, and maximum goals that are set at the beginning of the year. The Compensation Committee sets the payout ranges each year based on performance expectations and other factors. We believe our performance goals require “stretch” achievement and encourage superior performance. No payouts are earned if the threshold goals are not achieved. The Compensation Committee may also use various factors to exercise negative discretion when evaluating performance for purposes of awarding annual incentive compensation.
Long-Term Incentive Opportunity (LTI). Our LTI consists of annual equity incentive grants designed to reward longer-term objectives over a period of several years and increase stockholder value, as well as to promote retention. The Compensation Committee determines the long-term incentive grants for the executive officers, including the named executive officers, by reviewing peer group market data analysis from its compensation consultant, impact of share usage and affordability, internal equity, and recommendations from the CEO, among other factors.
The 2023 long-term incentive grants for named executive officers consisted of a mix of equity awards payable in PSUs (50%) and RSUs (50%). These awards are designed to focus management on our strategy of driving consistent, sustainable, achievement of long-term goals, both incrementally and over long performance periods. The annual granting of multi-year performance compensation is designed to ensure the execution of our evolving strategic plan, consider appropriate risks and returns, and allow for initiatives that span several fiscal years. The PSUs granted as part of the long-term incentive grants in 2023 have relative TSR as the performance metric and a three-year performance period. If the Company’s TSR is negative for the performance period, the maximum payout will be capped at the target grant amount regardless of relative outperformance to the peer group. The Compensation Committee believes the current mix of performance and service-based incentives aligns the interests of executive officers with our stockholders and was appropriate for 2023. In 2023, all long-term performance-based incentive awards were granted under the 2017 Plan.

2023 LTI Grants
Employee Benefits
We also provide certain other customary retirement and health and welfare benefits and other ancillary compensation to executives, which are generally in line with those offered to other groups of our employees, and which comprise a modest portion of our named executive officer compensation.
Modest Perquisites
We offer a limited number of modest perquisites to our named executive officers, including a phone allowance and in-restaurant meal discounts. In addition, where appropriate, we offer usual and customary relocation expense reimbursements including related tax reimbursements on relocation. We review the perquisites we offer to our executives and compare them to those offered by our competitors from time to time.
Other Awards
On occasion, the Compensation Committee may provide cash or equity sign-on bonuses or inducement grants to named executive officers as a material component of a new hire’s employment compensation. These awards are intended to attract talented, experienced executives to join and remain with the Company. Generally, these awards are used to incentivize candidates to leave their current employers or to offset the loss of unvested compensation they may forfeit as a result of leaving their current employers.
SUMMARY OF 2023 COMPENSATION ACTIVITY
Base Salary
Named executive officer base salaries for 2023 and 2022 are set forth below (amounts are annualized for partial service years). As shown below, the Compensation Committee did not make any year over year adjustments to base salary in 2023. Mr. Hart, Mr. Wilson, and Ms. Mussetter joined the Company in September, November, and December of 2022, respectively. Ms. Lynch and Mr. Mayer joined the Company in 2023.
Named Executive Officer	2023 Salary	2022 Salary	% Change
G.J. Hart	1,000,000	1,000,000	—%
Todd Wilson	425,000	425,000	—%
Sarah Mussetter	410,000	410,000	—%
Jyoti Lynch	390,000	—	—%
Kevin Mayer	425,000	—	—%
Wayne Davis	410,000	410,000	—%

Incentive-Based Compensation
Short-Term Incentive Opportunity (STI). Our STI is an annual performance-based cash incentive. Under the 2023 STI, named executive officers were eligible to receive a cash incentive equal to a percentage of their annual base salary if certain performance measures were met. The STI was based on the following two performance measures: Adjusted EBITDA (85% weight) and G&A Expenses (15% weight).
Adjusted EBITDA (85% weight). The Adjusted EBITDA performance measure consists of earnings before interest, taxes, depreciation, and amortization (“EBITDA”), which may be adjusted in accordance with the 2017 Plan to remove the effect of any one or more of the following: equity compensation expense under ASC 718; accelerated amortization of acquired technology and intangibles; asset write-downs; litigation or claim judgments or settlements; changes in or provisions under tax law, accounting principles or other such laws or provisions affecting reported results; accruals for reorganization and restructuring programs; discontinued operations; restaurant closure costs; executive transition costs; acquisition and dispositions; a material change in planned capital expenditures; and any items that are unusual in nature, non-recurring, or infrequent in occurrence and is referred to herein as “Adjusted EBITDA.”
The Compensation Committee selected Adjusted EBITDA as a measure because it captures our operating results without reflecting the impact of decisions related to our growth, non-operating factors, and other matters. The Compensation Committee believes the 2023 Adjusted EBITDA goals were rigorous and demonstrated our commitment to a pay for performance philosophy. There are five performance periods related to the Adjusted EBITDA measure: four quarterly year-to-date Adjusted EBITDA measures (6.25% weight for each quarter, totaling 25% of the Adjusted EBITDA measure) and one annual Adjusted EBITDA measure (60% of the Adjusted EBITDA measure).
G&A Expenses (15% weight). The G&A Expenses performance measure consists of annual general and administrative expenses (“G&A Expenses”), as reported in the Company’s financial statement, excluding the STI amount. If the G&A Expenses performance measure is achieved, each named executive officer has the opportunity to increase the G&A Expenses payout percentage by an additional 33.33% through the accomplishment of certain “strategic area focus objectives” set by the Compensation Committee. These strategic area focus objectives fall under the following categories: business development (real estate, construction, and facilities), culinary and beverage innovation, finance, information technology, legal, marketing, operations and catering, people, and supply chain.
Potential payout amounts for the Adjusted EBITDA metric under the 2023 STI ranged from 0% to 200% of the executive’s target opportunity based on achievement as shown in the tables below. Payouts for performance between minimum, target, and maximum are calculated by linear interpolation. The maximum payout for each Adjusted EBITDA quarterly performance period was 100%, with a year-end “true-up” if the annual Adjusted EBITDA exceeded 100% of the target.
Annual Adjusted EBITDA Target and Payout Scale
Proportion of Adjusted EBITDA Target Achieved		Payout as a % of Target
Minimum	80%	25%
Target	100%	100%
Maximum	120%	200%
Quarterly Adjusted EBITDA Target and Payout Scale
Proportion of Adjusted EBITDA Target Achieved		Payout as a % of Target
Minimum	80%	25%
Target	100%	100%

Potential payout amounts for the G&A Expenses metric under the 2023 Plan was 100% if the Company’s annual general and administrative expenses fell below the objective and 0% if the such expenses exceeded the objective. If the Company’s expenses fell below objective and the strategic area focus objective are achieved, such G&A Expense metric would be increased by 33.33%.
Actual Payout. In 2023, the annual Adjusted EBITDA performance was 105.91% of target and the quarterly YTD Adjusted EBITDA target was achieved each quarter. In addition, actual G&A was below the objective and all strategic area focus objectives were achieved at 100%. Based on actual performance during 2023, the total annual corporate bonus earned by our NEOs was 130.12%, as shown in the table below.
2023 STI Goal, Achievement, and Payout
Measure	Target (dollars in thousands)	Actual (dollars in thousands)	Achievement Percentage	Payout Achieved (before weighting)	Weight %	Actual Percentage Earned
Annual Adjusted EBITDA	$65,044	$68,885	105.9%	130%	60%	77.73%
Quarterly Adjusted EBITDA	$65,044 (broken out by quarter)	$68,885	105.9%	100%	25%	25%
G&A Expenses including Strategic Area Objective	$81,812	$81,553	100.00%	133.33%	15%	20%
Year-End quarterly Adjusted EBITDA “True-Up”	$65,044	$68,885	105.91%	29.55% of quarterly award		7.39%
Total					100%	130.12%
Each of our named executive officers has a target annual incentive opportunity expressed as a percentage of the executive’s salary and is set based on, among other factors, market and peer comparisons, and internal equity. The target and actual amounts of our annual performance-based cash incentives paid to our named executive officers in March 2024 for 2023 performance are as follows:
Named Executive Officer	2023 Annualized Salary	Target (% of Actual Salary)	$ Amount at Target	2023 Actual Payout
G.J. Hart	$1,000,000	100%	$1,000,000	$1,301,170
Todd Wilson	$425,000	75%	$318,750	$414,749
Sarah Mussetter	$410,000	60%	$246,000	$320,088
Kevin Mayer(1)	$425,000	60%	$171,635	$226,239
Jyoti Lynch(2)	$390,000	60%	$135,000	$177,723
Wayne Davis(3)	$410,000	60%	$78,105	$97,477

(1)
Mr. Mayer’s target bonus is prorated based on his start date of May 1, 2023.

(2)
Ms. Lynch’s target bonus is prorated based on her start date of June 5, 2023.

(3)
Mr. Davis’ target bonus was prorated based on his service in 2023, as specified in his Severance Agreement.

2023 LTI. The 2023 annual LTI grants made to our named executive officers consisted of 50% payable in performance stock units and 50% payable in restricted stock units. The chart below sets forth the 2023 target LTI award values for each of our named executive officers:

Named Executive Officer	Total Long-Term Incentive Target Value ($)	Target (% 0f Actual Salary)	Long-Term Incentive PSUs ($)	Time-Based Restricted Stock Units ($)
G.J. Hart	$4,000,000	400%	$2,000,000	$2,000,000
Todd Wilson	$510,000	120%	$255,000	$255,000
Sarah Mussetter	$430,500	105%	$215,250	$215,250
Kevin Mayer(1)	$196,190	60%	$98,095	$98,095
Jyoti Lynch(2)	$154,028	60%	$77,014	$77,014
Wayne Davis	$287,000	70%	$143,500	$143,500

(1)
Mr. Mayer’s target 2023 LTI grant is prorated based on his start date of May 1, 2023.

(2)
Ms. Lynch’s target 2023 LTI grant is prorated based on her start date of June 5, 2023.

The amounts listed in the table above represent the target intended value of the grant and amounts may differ from the accounting values provided in the Summary Compensation Table below primarily due to our use of a 30-day average share price for purposes of converting the target dollar amounts into the number of shares subject to each grant. See the Grants of Plan-Based Awards table for the number of shares underlying the 2023 grants of RSUs and PSUs for our NEOs. The amounts listed in the table above do not include the one-time sign-on equity grant of time based restricted stock made to Mr. Mayer and Ms. Lynch with a grant date value of $100,000 and $250,000, respectively, in connection with their hiring in 2023.
Restricted Stock Units (RSUs). The RSUs granted in 2023 vest ratably over three years on each anniversary of the date of grant, which is designed to encourage retention and align incentives with longer-term value creation for stockholders.
Performance-Based Restricted Stock Units (PSUs). The PSUs granted as part of the 2023-2025 long-term incentive grants have relative TSR as the performance metric and a three-year performance period. If the Company’s TSR is negative for the performance period, the maximum payout will be capped at the target grant amount regardless of relative outperformance to the peer group. The potential payout amounts ranged from 0% to 200% of the executive’s target opportunity based on TSR performance relative to the peer group, as shown in the table below. Payouts for performance between minimum, target, and maximum are calculated by linear interpolation.
2023-2025 Payout Scale
% of Peer Group		Payout as a % of Target
Below minimum	<25%	0%
Minimum	25%	25%
Target	50%	100%
Maximum	75%	200%
2021-2023 Long-Term Performance-Based Incentives. At the end of 2023, the Company completed a three-year performance cycle for the long-term incentive portion of the LTI plan. The performance period covered fiscal years 2021 through 2023, and the amount payable in respect of that cycle was based on the Company’s Total Shareholder Return (TSR) relative to a 14-company performance peer group. This 14-company performance peer group became a 12-company peer group, as Fiesta Restaurant Group and Ruth’s Hospitality, two of the peer companies, were both acquired in 2023. Relative TSR is a key metric to measure management performance to create stockholder value. We believe this chosen metric supports our management team’s alignment with stockholders. Further, we believe the below target payouts (or lack of payout) demonstrate our strong commitment to a pay for performance philosophy. During the three-year performance period commencing on May 19, 2021 and ending on December 31, 2023, no payout was earned due to the relative performance of the Company, as compared to the peer group, and our named executive officers earned a 0% payout, as reflected in the tables below.

Company	Beginning Stock Price	Ending Stock Price	Dividends	TSR	Percentile Rank
Red Robin TSR	$34.24	$11.37	$0.00	-66.80%	8.00%
Beginning Stock Price: 30-day average on 05/19/2021
Ending Stock Price: 30-day average stock price on 12/31/2023
Company	Beginning Stock Price	Ending Stock Price	Dividends	TSR
Biglari Holdings, Inc.	$144.76	$164.58	$0.00	13.7%
BJ’s Restaurants, Inc.	$57.79	$33.24	$0.00	-42.5%
Bloomin’ Brands, Inc.	$29.21	$26.20	$1.52	-5.1%
Brinker International, Inc.	$64.95	$41.46	$0.00	-36.2%
Chuy’s Holdings, Inc.	$44.57	$37.08	$0.00	-16.8%
Cracker Barrel Old Country Store, Inc.	$163.27	$77.32	$12.70	-44.9%
Dave & Buster’s Entertainment, Inc.	$44.70	$49.53	$0.00	10.8%
Denny’s Corporation	$17.78	$10.53	$0.00	-40.8%
Dine Brands Global, Inc.	$94.55	$49.09	$4.43	-43.4%
Noodles & Company	$11.18	$3.22	$0.00	-71.2%
Texas Roadhouse, Inc.	$101.10	$117.66	$4.84	21.2%
The Cheesecake Factory, Inc.	$59.82	$34.28	$1.89	-39.5%
Peer Group TSR Percentile Ranking
25th Percentile	-43.2%
Median	-37.9%
75th Percentile	6.8%
Deductibility of Executive Compensation
The Compensation Committee considers the tax impacts of material elements of our executive compensation program. These factors alone do not drive our compensation decisions, but rather they are considered along with other factors such as the cash and non-cash impact of the program, and whether the program is consistent with our compensation objectives. Historically, the Compensation Committee had generally structured our executive compensation in a manner designed to qualify for deductibility under the performance-based compensation exception from the limitation otherwise applicable under Section 162(m) of the Internal Revenue Code. The performance-based compensation exception has been repealed, effective for taxable years beginning after December 31, 2017, such that compensation paid to our named executive officers in excess of $1 million is generally not deductible. Due to ambiguities and uncertainties in the application and interpretation of Section 162(m) and the regulations issued thereunder, including the uncertain scope of potential transition relief under the legislation repealing Section 162(m)’s exemption from the deduction limit, no assurance can be given that compensation intended to satisfy the requirements for exemption from Section 162(m) in fact will. Further, while we consider deductibility as one factor in determining executive compensation, in some cases we may decide it is either not possible or desirable to satisfy all of the conditions of Section 162(m) for deductibility and still meet our compensation needs. Accordingly, we may pay compensation that is not deductible under Section 162(m) from time to time.

GOVERNANCE OF EXECUTIVE COMPENSATION
✓
Pay for performance-focused executive compensation structure, with a significant portion of pay “at-risk”

✓
Independent Compensation Committee approves executive compensation structure and performance goals

✓
Independent compensation consultant advises the Compensation Committee

✓
Payouts under our annual and long-term incentive compensation plans are capped

✓
Long-term incentives feature multiple components; performance is measured over multi-year periods with value dependent on share price as compared to a group of key competitors; payouts are capped if TSR is negative

✓
Double trigger required for cash severance and equity vesting upon change in control (other than certain performance awards)

✓
Meaningful stock ownership guidelines for executives and Board members

✓
Formal policy prohibiting hedging and pledging of Company securities by executive officers and directors

✓
Clawback policy for the return of incentive-based compensation in the event of a financial restatement

✓
Limited perquisites

✓
No incentivizing of short-term results to the detriment of long-term goals and results

✓
Compensation practices are appropriately structured to avoid incentivizing excessive risk taking

✓
No excise tax gross ups for change in control related situations

✓
No repricing of underwater options without stockholder approval

Executive Stock Ownership Guidelines
The Compensation Committee believes that executive stock ownership requirements increase alignment of executive interests with those of stockholders with respect to long-term ownership risk. The guidelines require executive officers to achieve during the term of the executive’s employment a dollar value of Company’s securities based on a multiple of base salary. The current ownership guidelines require our CEO to own five times base salary and our other executive officers to own three times base salary. Pursuant to the guidelines, the value of the executive’s holdings is based on the value of Company securities held, which is calculated using the 30-day average share price of the Company’s common stock. Equity owned of record or beneficially, including restricted stock units, earned but unvested PSUs, and vested in-the-money options, are credited toward the guidelines. The executive officers have five years to achieve the guidelines from their effective date of employment or promotion date. An executive officer may receive additional time to achieve their minimum requirement if the officer’s requirement is increased, calculated based on the additional incremental amount, and the Compensation Committee may otherwise exercise discretion in extending the time for compliance in other circumstances. As of the annual measurement date, all of our named executive officers were in compliance or on track to be in compliance with the guidelines.

Compensation Clawback Policy
In 2023, the Board adopted a new clawback policy in accordance with Nasdaq Listing Rule 5608 regarding recovery of erroneously awarded compensation, which supersedes the prior clawback policy. This policy requires the Company’s executive officers and certain other key employees to return incentive-based compensation, including equity and cash awards, paid to them in the event of any accounting restatement due to the Company’s material non-compliance with financial reporting requirements under applicable securities laws. In the event of such accounting restatement, the Company will recover the amount of incentive-based compensation received by the individual that exceeds the amount of incentive-based compensation that otherwise would have been received by the individual had it been determined based on the restated amounts.
Anti-Hedging Policy
The executive officers and directors are prohibited from engaging in any hedging transactions with respect to the Company’s securities, including, without limitation, through the use of financial instruments, such as prepaid variable forward contracts, equity swaps, collars, and exchange funds.
Anti-Pledging Policy
Executive officers and directors are prohibited from making pledges of Company securities as collateral for a loan, or otherwise holding Company securities in a margin account.
Executive Employment Agreements
The Company is or was a party to an employment agreement or offer letter with each of our named executive officers, as described below under “Executive Employment Agreements.” These agreements provide for or provided for severance payments upon certain terminations of employment. In 2023, the Company entered into a severance agreement with Mr. Davis in connection with the termination of his employment. The Compensation Committee believes the terms of these executive employment agreements together with the Executive Severance Plan (as defined below) are in line with market standards and are an important means to allow management to continue to focus on running the business of the Company in the event of a pending or actual change in control event or other event potentially affecting their employment. More detailed information concerning these severance payments appears below under the caption “Potential Payments upon Termination or Change in Control.”

COMPENSATION COMMITTEE REPORT
The Compensation Committee has reviewed and discussed the Compensation Discussion and Analysis contained in this proxy statement with the Company’s management. Based on this review and discussion, the Compensation Committee recommended to the Company’s Board of Directors that the Compensation Discussion and Analysis be included in this proxy statement and incorporated by reference into the Company’s annual report on Form 10-K for the fiscal year ended December 31, 2023.
Submitted by the Compensation Committee:
Anthony S. Ackil, Chair
David A. Pace
Anddria Varnado

2023 EXECUTIVE COMPENSATION TABLES
Summary Compensation Table
The following table sets forth summary information concerning compensation awarded to, earned by, or accrued for services rendered to the Company in all capacities by our principal executive officer, principal financial officer, each of our three other most highly compensated executive officers who were serving as executive officers at the end of fiscal year 2023, and one additional former executive officer who would have been one of the three other most highly compensated executive officers except that he was not serving in such capacity at the end of fiscal year 2023 (collectively, the named executive officers), for fiscal years 2021 through 2023:
Name and Principal Position	Fiscal Year	Salary ($)(1)	Bonus ($)(2)	Stock Awards ($)(3)	Option Awards ($)	Non-Equity Incentive Plan Compensation ($)(4)	All Other Compensation ($)(8)	Total ($)
G.J. Hart	2023	1,019,231	250,000	5,827,592	—	1,301,170	65,453	8,463,446
President and Chief Executive Officer	2022	303,846	250,000	1,699,252	—	100,000	800,982	3,154,080
Todd Wilson	2023	433,173	—	742,990	—	414,749	177,683	1,768,595
Chief Financial Officer	2022	57,212	125,000	344,094	—	—	449	526,755
Sarah Mussetter	2023	417,885	—	627,197	—	320,088	9,353	1,374,523
Chief Legal Officer	2022	26,808	115,000	139,336	—	—	182	281,326
Kevin Mayer(5) Chief Marketing Officer	2023	286,058	100,000	315,697	—	226,239	26,255	954,249
Jyoti Lynch(6) Chief Technology Officer	2023	225,000	200,000	417,515	—	177,723	2,257	1,022,495
Wayne Davis(7)	2023	143,500	—	418,121	—	—	647,477	1,209,098
Former Chief People Officer	2022	380,385	—	355,945	—	45,646	24,577	806,553

(1)
Amounts under Salary represent base salary earned in fiscal year 2023, which has 53 weeks. Amounts are not reduced to reflect the named executive officers’ elections, if any, to defer receipt of salary into the Deferred Compensation Plan.

(2)
Amounts under Bonus for fiscal year 2023 represent a one-time sign-on bonus for Ms. Lynch and Mr. Mayer, and the second installment of a one-time sign-on bonus for Mr. Hart, in each case in connection with their initial appointments with the Company pursuant to their employment agreements.

(3)
Amounts under Stock Awards represent the aggregate grant date fair value of restricted stock units and performance stock units awarded, computed in accordance with the accounting guidance for accounting for stock compensation. See Note 14 to our financial statements included in our annual report on Form 10-K for the fiscal year ended December 31, 2023 for descriptions of the methodologies and assumptions we used to value restricted stock units and PSUs. See “Outstanding Equity Awards at 2023 Fiscal Year-End” below for a listing of restricted stock unit and PSU awards outstanding for each named executive officer as of December 31, 2023.

(4)
Amounts under “Non-Equity Incentive Plan Compensation” column represent the amount earned in fiscal year 2023, even though it is paid in the immediately following year. Amounts shown are not reduced to reflect the named executive officers’ elections, if any, to defer receipt of the annual incentive award payout into the Deferred Compensation Plan.

(5)
Mr. Mayer joined the Company in May 2023, and his base salary for fiscal 2023 was $425,000.

(6)
Ms. Lynch joined the Company in June 2023, and her base salary for fiscal 2023 was $390,000.

(7)
Mr. Davis departed the Company May 2023, and his base salary for fiscal 2023 was $410,000.

(8)
Amounts under “All Other Compensation” for fiscal year 2023 consist of the payments shown in the table below, paid to or on behalf of the named executive officers.

Name	Year	Car Allowance ($)(1)	Company Match Under 401(k) Plan ($)	Moving Expenses & Other Payments ($)(2)	Separation of Service Agreement Payments ($)(3)	Other ($)(4)
G.J. Hart	2023	—	—	61,490	—	3,962
Todd Wilson	2023	—	981	173,231	—	3,470
Sarah Mussetter	2023	—	4,052	—	—	5,301
Kevin Mayer	2023	—	7,873	15,731	—	2,650
Jyoti Lynch	2023	—	—	—	—	2,258
Wayne Davis	2023	3,531	7,566	—	635,146	1,234

(1)
Mr. Davis received a monthly car allowance in 2023 prior to his departure. Our current executive officers do not receive a car allowance.

(2)
Represents moving expenses reimbursable by the Company pursuant to the executive’s employment agreement or offer letter and other related travel or temporary housing reimbursement.

(3)
Represents payments associated with the executive’s separation agreement.

(4)
Amounts in this column consist of payments made to or on behalf of the executive for the following: monthly phone allowance, meal discounts (the amounts reported are valued at the incremental cost to the Company and are based on approximately 60% of the cost of the meal, which represents the average cost of goods and labor), long-term disability and life insurance (the value of the premiums paid by the Company on behalf of the named executive officer), Health Savings Account contribution match, and leadership conference allowance where named executive officers were permitted and encouraged to have spousal participation.

Grants of Plan-Based Awards
The following table provides information about plan based equity awards and non-equity incentive plan awards granted to our named executive officers during 2023:
			Estimated Future Payouts Under Non-Equity Incentive Plan Awards			Estimated Future Payouts Under Equity Incentive Plan Awards			All Other Stock Awards: Number of Stock (#)	Grant Date Fair Value of Awards ($)(4)
Name	Award Type	Grant Date	Threshold ($)	Target ($)	Maximum ($)	Threshold (#)	Target (#)	Maximum (#)
G.J. Hart	STI(1)		362,500	1,000,000	1,900,000
	RSU(2)	3/20/2023							185,356
	PSU(3)	3/20/2023				46,339	185,356	370,712
Todd Wilson	STI(1)		115,547	318,750	605,625
	RSU(2)	3/20/2023							23,632
	PSU(3)	3/20/2023				5,908	23,632	47,264
Sarah Mussetter	STI(1)		89,175	246,000	467,400
	RSU(2)	3/20/2023							19,949
	PSU(3)	3/20/2023				4,987	19,949	39,898
Kevin Mayer	STI(1)		61,044	168,396	319,952
	RSU(2)	5/8/2023							7,160
	PSU(3)	5/8/2023				1,790	7,160	14,320
	RSU(2)	5/9/2023							7,299
Jyoti Lynch	STI(1)		48,014	132,453	251,661
	RSU(2)	6/12/2023							5,845
	PSU(3)	6/12/2023				1,461	5,845	11,690
	RSU(2)	6/13/2023							18,953
Wayne Davis	STI(1)		30,320	83,640	158,916
	RSU(2)	3/20/2023							13,299
	PSU(3)	3/20/2023				3,325	13,299	26,598

(1)
Amounts reflect potential annual cash incentive payouts to the named executive officer under the STI for 2023, the terms of which are summarized under “Elements of Compensation—Incentive Based Compensation—Short-Term Incentive Opportunity (STI)” above. Please refer to the “2023 Summary Compensation Table” for the actual cash-based award earned under the STI for 2023.

(2)
Amounts reflect RSUs granted in 2023 under the 2017 Plan. Each RSU represents the contingent right to receive, upon vesting of the unit, one share of common stock. The units are scheduled to vest one-third on each of the first, second, and third anniversaries of the date of grant subject to continuing employment or service with the Company.

(3)
Amounts reflect the threshold, target, and maximum payout of PSUs granted in 2023 under the 2017 Plan. Each PSU represents the right to receive one share of common stock and will cliff vest at the end of the 2023-2025 three-year performance period, subject to continuing employment or service with the Company and the achievement of specific performance conditions. The number of shares ultimately issued could be 0% to 200% of target. The terms of the PSU are summarized under “Summary of 2023 Compensation Activity—Incentive Based Compensation—Long-Term Incentive Opportunity (LTI)” above.

(4)
See Note 14 to our financial statements included in our annual report on Form 10-K for the fiscal year ended December 31, 2023 for descriptions of the methodologies and assumptions used to value stock awards pursuant to the guidance for accounting for stock compensation.

Outstanding Equity Awards at 2023 Fiscal Year-End
The following table provides information about outstanding equity awards held by each named executive officer (other than Mr. Davis, who does not have any outstanding equity awards) as of December 31, 2023.
		Option Awards				Stock Awards
		Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Option		Number of Shares That Have Not Vested(1)	Market Value of Shares That Have Not Vested ($)(2)	Equity Incentive Plan Awards: Number of Unsecured Shares, Units or Other Rights That Have Not Vested ($)(3)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)(4)
Name	Grant Date			Exercise Price ($)	Option Expiration Date
G.J. Hart	9/13/2022							30,941	385,828
	9/13/2022					82,508	1,028,875
	3/20/2023							46,339	577,847
	3/20/2023					185,356	2,311,389
Todd Wilson	11/14/2022					30,263	377,380
	3/20/2023							5,908	73,673
	3/20/2023					23,632	294,691
Sarah Mussetter	12/8/2022					12,690	158,244
	3/20/2023							4,987	62,191
	3/20/2023					19,949	248,764
Kevin Mayer	5/8/2023					7,160	89,285
	5/8/2023					7,299	91,019
	5/8/2023							1,790	22,321
Jyoti Lynch	6/12/2023							1,461	18,222
	6/12/2023					5,845	72,887
	6/12/2023					18,953	236,344

(1)
Represents the unvested portion of an RSU award that vests in substantially equal annual installments on the first, second, and third anniversaries of the grant date.

(2)
Represents the aggregate market value of the unvested RSUs based on a price of $12.47 per share, which was the closing price of our common stock on December 29, 2023, the last trading date of the 2023 fiscal year.

(3)
Represents unearned PSUs that cliff-vest at the end of a three-year performance period, with the number of shares determined based on achievement of performance goals (relative TSR). For PSUs with a 2022 grant date, the performance period is March 2022 through December 2024. For the PSUs with a 2023 grant date, the performance period is March 2023 through December 2025. Reported shares reflect payout at threshold based on performance through December 31, 2023.

(4)
Represents the aggregate market value of the threshold payout of the unvested PSUs, based on a price of $12.47 per share, which was the closing price of our common stock on December 29, 2023, the last trading date of the 2023 fiscal year.

Options Exercises and Stock Vested
The following table contains information with respect to the named executive officers concerning option exercises and vesting of restricted stock units during fiscal year 2023:
	Option Awards		Stock Awards
Name	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise ($)	Number of Shares Acquired on Vesting (#)(1)	Value Realized on Vesting ($)(1)
G.J. Hart	—	—	41,254	427,804
Todd Wilson	—	—	15,132	141,787
Sarah Mussetter	—	—	6,345	68,336
Kevin Mayer	—	—	—	—
Jyoti Lynch	—	—	—	—
Wayne Davis	—	—	2,663	35,018

(1)
Represents RSUs that vested during fiscal year 2023. Values are based on the closing price of our common stock on the date of vesting.

Non-qualified Deferred Compensation
During 2023, none of the Company’s named executive officers had contributions, earnings, withdrawals, distributions, or balances under the Company’s Deferred Compensation Plan.
Red Robin Gourmet Burgers, Inc. Deferred Compensation Plan. The Red Robin Gourmet Burgers, Inc. Deferred Compensation Plan permits executives and other eligible employees to defer portions of their compensation. Under this plan, eligible employees may elect to defer up to 75% of their base salary and up to 100% of incentive compensation each plan year. The Company may make matching contributions in an amount determined by the Compensation Committee. For the 2023 plan year, the Company did not make matching contributions. The Company’s 401(k) plan allows highly compensated employees to participate and receive Company matching contributions under the 401(k) plan.
The Company contributes all amounts deferred under the deferred compensation plan to a rabbi trust. Assets in the rabbi trust are invested in certain mutual funds that cover an investment spectrum ranging from equities to money market instruments. All rabbi trust assets remain available to satisfy the claims of the Company’s creditors in the event of the Company’s bankruptcy or insolvency.
When participants elect to defer amounts into the deferred compensation plan, they also select when the amounts ultimately will be distributed. Participants can elect to have deferrals for a particular year paid in a future year if the participant is still employed at that time. Such in-service distributions are made in the form of a lump sum or annual installments. Otherwise, payment of a participant’s account is made a minimum of six months from participant’s termination of employment in the form of a lump sum or up to 15 annual installments if the participant so elected at the time of deferral and if the participant’s total account balance is at least $50,000. A participant can elect to change a prior distribution election to further delay distribution provided that such new election must be provided at least 12 months before the date the previously scheduled distribution would have occurred and provided that the new distribution date is at least five years from the originally scheduled distribution date. A participant may obtain a withdrawal prior to the date otherwise scheduled or elected by the participant if the participant incurs an “unforeseeable emergency” (generally including illness, casualty losses, etc.).
With respect to deferrals after 2004, the plan is intended to comply with the requirements of Section 409A of the Internal Revenue Code, which was enacted as part of the American Jobs Creation Act of 2004. The plan is a “non-qualified” plan for federal tax purposes, meaning the arrangements are deemed to be unfunded and an employee’s interest in the plan is no greater than that of an unsecured general creditor of the Company.
EMPLOYMENT AGREEMENTS, SEPARATION ARRANGEMENT, AND EXECUTIVE SEVERANCE PLAN
Executive Employment Agreements
G.J. Hart Offer Letter. In connection with Mr. Hart’s appointment as President and Chief Executive Officer of the Company, Mr. Hart and the Company entered into an offer letter, dated July 13, 2022 (the “Hart Offer Letter”). The Hart Offer Letter provides for the following initial compensation: (i) an annual base salary of $1,000,000; (ii) eligibility to receive an annual bonus with a target of 100% of base salary (provided that for fiscal year 2022, Mr. Hart shall be eligible to receive 50% of his otherwise applicable annual bonus); and (iii) a sign-on cash bonus of $500,000, payable in two installments: (a) $250,000 payable within 30 days following the commencement of Mr. Hart’s employment, and (b) $250,000 payable in March 2023 on the date the Company pays its annual incentive bonuses for the 2022 fiscal year to the Company’s employees generally. Mr. Hart’s sign-on bonus is subject to repayment if his employment is terminated by the Company for Cause or by Mr. Hart without Good Reason (as such terms are defined in the Hart Offer Letter) in the first two years of his employment. Mr. Hart will have an opportunity to participate in the Company’s long-term incentive plan with a target annual award value equal to $4.0 million, provided that in fiscal year 2022, Mr. Hart’s award will have a target value of $2.0 million.
Mr. Hart may also participate in the Company’s standard benefit plans, as may be amended from time to time, in which other senior executives are eligible to participate. Additionally, he is entitled to relocation reimbursement benefits in accordance with the Company’s historical and customary practices, and dining privileges at Company-owned restaurants to the same extent as other senior executive employees, and holidays and paid time off in accordance with the Company’s paid time off policies applicable to executive officers as in effect from time to time. In addition, the Company will reimburse Mr. Hart for legal fees associated with the review, negotiation, and execution of his offer letter (not to exceed $10,000).
Upon the termination of Mr. Hart’s employment for any reason, he will be entitled to receive any accrued but unpaid base salary and reimbursement for any unreimbursed business expenses, in each case through the date of his termination, plus any benefits to which he is entitled under the terms of any Company benefit plan or arrangement (collectively, the “accrued obligations”).
Upon Mr. Hart’s termination of employment by the Company without Cause or due to his resignation for Good Reason, he will be entitled to receive as severance benefits, in addition to any accrued obligations: (i) two times his base salary, payable during the 24-month period following the date of his termination; (ii) payment of a pro rata share of his annual bonus that would otherwise have been earned based on actual performance, had he continued to be employed by the Company for the fiscal year in which his employment was terminated, payable when annual bonuses are regularly paid to similarly situated executives; and (iii) subject to his timely election of continued healthcare coverage under COBRA, a lump sum payment in the amount of the cost of COBRA coverage for Mr. Hart and his eligible dependents for up to 18 months. Mr. Hart’s receipt of the severance benefits mentioned in this paragraph is subject to his execution of a waiver and release of claims in favor of the Company and its affiliates. Upon termination of employment for any reason, all of Mr. Hart’s unvested equity awards shall be forfeited.
Mr. Hart is subject to customary restrictive covenants in the Hart Offer Letter, including nondisclosure of confidential information, nondisparagement, return of Company property, and, during employment and for the 24 months following termination of employment, non-competition and non-solicitation of employees, suppliers, and business relations of the Company.
In connection with his appointment as the Company’s President and Chief Executive Officer, Mr. Hart received a grant of inducement awards, effective September 13, 2022. As part of the inducement grants, Mr. Hart received 123,762 performance stock units. The performance stock units vest based upon both the level of the Company’s total stockholder return (TSR) performance relative to a peer group of its competitors over a three-year performance period as well as his continued service through the end of such performance period. Mr. Hart also received 123,762 restricted stock units, which will vest in three equal annual installments beginning on the first anniversary of the grant date. The awards are subject to same terms and conditions of the Company’s 2017 Performance Incentive Plan as if the awards were granted under such plan.
Todd Wilson Employment Agreement. In connection with Mr. Wilson’s appointment as Chief Financial Officer of the Company, Mr. Wilson and the Company entered into an employment agreement, dated November 3, 2022 (the “Wilson Employment Agreement”). The Wilson Employment Agreement provides for the following initial compensation: (i) an annual base salary of $425,000; (ii) eligibility to receive an annual bonus with a target of 75% of Mr. Wilson’s base salary, beginning in the Company’s 2023 fiscal year; (iii) a sign-on cash bonus of $125,000; and (iv) a one-time grant of time-vested restricted stock units having a target value of $350,000, which shall be in the form of an inducement grant made pursuant to Nasdaq Listing Rule 5635(c) outside of, but subject to all of the terms and conditions of, the Company’s 2017 Performance Incentive Plan, and which shall vest ratably over the first three anniversaries of the date of grant (subject to Mr. Wilson’s continued employment on such vesting dates). Mr. Wilson’s sign-on bonus is subject to repayment if his employment is terminated by the Company for Cause or by Mr. Wilson without Good Reason (as each term is defined in the Wilson Employment Agreement) in the first twelve months following the commencement of his employment. Beginning in the Company’s 2023 fiscal year, Mr. Wilson will have an opportunity to participate in the Company’s long-term incentive plan with, for 2023, a target annual award value equal to 120% of Mr. Wilson’s initial base salary.
Mr. Wilson may also participate in the Company’s standard benefit plans, as may be amended from time to time, in which other senior executives are eligible to participate. Additionally, he is entitled to relocation reimbursement benefits of up to $200,000 (including an additional gross-up payment in respect of any taxable portion of his relocation benefit, which shall be repaid to the Company in the event of resignation without Good Reason within the first twenty-four months following the commencement of his employment) in accordance with the Company’s historical and customary practices, and holidays and paid time off in accordance with the Company’s paid time off policies applicable to executive officers as in effect from time to time.
Upon the termination of Mr. Wilson’s employment for any reason, he will be entitled to receive any accrued but unpaid base salary and reimbursement for any unreimbursed business expenses, in each case through the date of his termination, plus any benefits to which he is entitled under the terms of any Company benefit plan or arrangement (collectively, the “accrued obligations”).
Upon Mr. Wilson’s termination of employment by the Company without Cause or due to his resignation for Good Reason, he will be entitled to receive as severance benefits, in addition to any accrued obligations: (i) a lump-sum payment equivalent to one times his base salary in effect immediately prior to termination; (ii) payment of a pro rata share of his annual bonus that would otherwise have been earned based on actual performance, had he continued to be employed by the Company for the fiscal year in which his employment was terminated; and (iii) subject to his timely election of continued healthcare coverage under COBRA, a lump sum cash payment within 30 days after such election of an amount equal to product of (x) the portion of monthly premiums of Mr. Wilson’s group health insurance, including coverage for Mr. Wilson’s eligible dependents, that the Company paid immediately prior to the date of separation, and (y) 12. Mr. Wilson’s receipt of the severance benefits mentioned in this paragraph is subject to his execution of a waiver and release of claims in favor of the Company and its affiliates. Upon termination of employment for any reason, all of Mr. Wilson’s unvested equity awards shall be forfeited.
Mr. Wilson is subject to customary restrictive covenants in the Wilson Employment Agreement, including nondisclosure of confidential information, nondisparagement, return of Company property, and, during employment and for the twelve months following termination of employment, non-competition and non-solicitation of employees, suppliers, and business relations of the Company.
In connection with his appointment as the Company’s Chief Financial Officer, Mr. Wilson received an inducement grant, effective November 14, 2022, of 45,395 restricted stock units, which will vest in three substantially equal annual installments beginning on the first anniversary of the grant date. The award is subject to same terms and conditions of the Company’s 2017 Performance Incentive Plan as if the award was granted under such plan.
Sarah Mussetter Employment Agreement. In connection with Ms. Mussetter’s appointment as Chief Legal Officer of the Company, Ms. Mussetter and the Company entered into an employment agreement, dated October 28, 2022 (the “Mussetter Employment Agreement”). The Mussetter Employment Agreement provides for the following initial compensation: (i) an annual base salary of $410,000; (ii) eligibility to receive an annual bonus with a target of 60% of Ms. Mussetter’s base salary, beginning in the Company’s 2023 fiscal year; (iii) a sign-on cash bonus of $115,000; and (iv) a one-time grant of time-vested restricted stock units having a target value of $150,000, which shall be in the form of an inducement grant made pursuant to Nasdaq Listing Rule 5635(c) outside of, but subject to all of the terms and conditions of, the Company’s 2017 Performance Incentive Plan, and which shall vest ratably over the first three anniversaries of the date of grant (subject to Ms. Mussetter’s continued employment on such vesting dates). Ms. Mussetter’s sign-on bonus is subject to repayment if Ms. Mussetter resigns without Good Reason (as each term is defined in the Mussetter Employment Agreement) within the first twelve months following the commencement of her employment. Beginning in the Company’s 2023 fiscal year, Ms. Mussetter will have an opportunity to participate in the Company’s long-term incentive plan with, for 2023, a target annual award value equal to 105% of Ms. Mussetter’s initial base salary.
Upon the termination of Ms. Mussetter’s employment for any reason, she will be entitled to receive any accrued obligations (as defined above).
Upon Ms. Mussetter’s termination of employment by the Company without Cause or due to her resignation for Good Reason, she will be entitled to receive as severance benefits, in addition to any accrued obligations: (i) installment payments equivalent to one times her base salary in effect immediately prior to termination; and (ii) a lump sum payment of a pro rata share of her target bonus for the fiscal year in which her employment was terminated. Ms. Mussetter’s receipt of the severance benefits mentioned in this paragraph is subject to her execution of a waiver and release of claims in favor of the Company and its affiliates.
Ms. Mussetter is subject to customary restrictive covenants in the Mussetter Employment Agreement, including nondisclosure of confidential information, nondisparagement, return of Company property, and, during employment and for the twelve months following termination of employment, non-competition and non-solicitation of employees, suppliers, and business relations of the Company.
In connection with her appointment as the Company’s Chief Legal Officer, Ms. Mussetter received an inducement grant, effective December 8, 2022, of 19,035 restricted stock units, which will vest in three substantially equal annual installments beginning on the first anniversary of the grant date. The award is subject to same terms and conditions of the Company’s 2017 Performance Incentive Plan as if the award was granted under such plan.
Jyoti Lynch Employment Agreement. In connection with Ms. Lynch’s appointment as Chief Technology Officer of the Company, Ms. Lynch and the Company entered into an employment agreement, dated April 3, 2023 (the “Lynch Employment Agreement”). The Lynch Employment Agreement provides for the following initial compensation: (i) an annual base salary of $390,000; (ii) eligibility to receive an annual bonus with a target of 60% of Ms. Lynch’s base salary, to be prorated on the basis of the number of days on which Ms. Lynch is employed during the 2023 fiscal; (iii) a sign-on cash bonus of $200,000; and (iv) a one-time grant of time-vested restricted stock units having a target value of $250,000, subject to all of the terms and conditions of, the Company’s 2017 Performance Incentive Plan, and which shall vest ratably over the first three anniversaries of the date of grant (subject to Ms. Lynch’s continued employment on such vesting dates). Ms. Lynch’s sign-on bonus is subject to repayment if Ms. Lynch resigns without Good Reason (as each term is defined in the Lynch Employment Agreement) within the first twelve months following the commencement of her employment. Ms. Lynch will have an opportunity to participate in the Company’s long-term incentive plan with, for 2023, a target annual award value equal to 70% of Ms. Lynch’s initial base salary, prorated on the basis of the number of days on which Ms. Lynch is employed during the 2023 fiscal year.
Upon the termination of Ms. Lynch’s employment for any reason, she will be entitled to receive any accrued obligations (as defined above).
Upon Ms. Lynch’s termination of employment by the Company without Cause or due to her resignation for Good Reason, she will be entitled to receive as severance benefits, in addition to any accrued obligations: (i) installment payments equivalent to one times her base salary in effect immediately prior to termination; (ii) payment of a pro rata share of her annual bonus that would otherwise have been earned based on actual performance, had she continued to be employed by the Company for the fiscal year in which her employment was terminated; and (iii) subject to her timely election of continued healthcare coverage under COBRA, a lump sum cash payment within 30 days after such election of an amount equal to the product of (x) the portion of monthly premiums of Ms. Lynch’s group health insurance, including coverage for Ms. Lynch’s eligible dependents, that the Company paid immediately prior to the date of separation, and (y) 12. Ms. Lynch’s receipt of the severance benefits mentioned in this paragraph is subject to her execution of a waiver and release of claims in favor of the Company and its affiliates.
Ms. Lynch is subject to customary restrictive covenants in the Lynch Employment Agreement, including nondisclosure of confidential information, nondisparagement, return of Company property, and, during employment and for the twelve months following the termination of employment, non-competition and non-solicitation of employees, suppliers, and business relations of the Company.
Kevin Mayer Employment Agreement. In connection with Mr. Mayer’s appointment as Chief Marketing Officer of the Company, Mr. Mayer and the Company entered into an employment agreement, dated April 20, 2023, (the “Mayer Employment Agreement”). The Mayer Employment Agreement provides for the following initial compensation: (i) an annual base salary of $425,000; (ii) eligibility to receive an annual bonus with a target of 60% of Mr. Mayer’s base salary, to be prorated on the basis of the number of days on which Mr. Mayer is employed during the 2023 fiscal year; (iii) a sign-on cash bonus of $100,000, and (iv) a one-time grant of time-vested restricted stock units having a target value of $100,000, subject to all of the terms and conditions of, the Company’s 2017 Performance Incentive Plan, and which shall vest ratably over the first three anniversaries of the date of grant (subject to Mr. Mayer’s continued employment on such vesting dates). Mr. Mayer’s sign-on bonus is subject to repayment if Mr. Mayer resigns without Good Reason (as each term is defined in the Mayer Employment Agreement) within the first twelve months following the commencement of his employment. Mr. Mayer will have an opportunity to participate in the Company’s long-term incentive plan with, for 2023, a target annual award value equal to 70% of Mr. Mayer’s initial base salary, prorated on the basis of the number of days on which Mr. Mayer is employed during the 2023 fiscal year.
Upon the termination of Mr. Mayer’s employment for any reason, he will be entitled to receive any accrued obligations (as defined above).
Upon Mr. Mayer’s termination of employment by the Company without Cause or due to his resignation for Good Reason, he will be entitled to receive as severance benefits, in addition to any accrued obligations: (i) installment payments equivalent to one times his base salary in effect immediately prior to the termination; (ii) payment of a pro rata share of his annual bonus that would otherwise have been earned based on actual performance, had he continued to be employed by the Company for the fiscal year in which his employment was terminated; and (iii) subject to his timely election of continued healthcare coverage under COBRA, a lump sum cash payment within 30 days after such election of an amount equal to the product of (x) the portion of monthly premiums of Mr. Mayer’s group health insurance, including coverage for Mr. Mayer’s eligible dependents, that the Company paid immediately prior to the date of separation, and (y) 12. Mr. Mayer’s receipt of the severance benefits mentioned in this paragraph is subject to his execution of a waiver and release of claims in favor of the Company and its affiliates.
Mr. Mayer is subject to customary restrictive covenants in the Mayer Employment Agreement, including nondisclosure of confidential information, nondisparagement, return of Company property, non-competition and non-solicitation of employees, suppliers, and business relations of the Company.
Severance Agreement for Wayne Davis, former Chief People Officer. On April 27, 2023, the Company announced the departure of Mr. Davis from the Company, effective May 1, 2023. In connection with the departure of Mr. Davis, the Company agreed to provide Mr. Davis pursuant to a severance agreement dated June 8, 2023 (the “Severance Agreement”) in addition to any accrued but unpaid benefits or obligations: (i) a lump-sum cash payment in an amount equal to twelve (12) months of Mr. Davis’ base salary prior to his departure, which was $410,000, (ii) a lump-sum cash payment in an amount equal to the amount Mr. Davis may have been eligible to receive for the first quarter of the Company’s 2023 fiscal year under the Company’s 2023 quarterly bonus plan, based on actual performance and payable at the same time such payments are made to other employees of the Company generally, (iii) a lump-sum cash payment in an amount equal to the annual bonus that becomes payable, if any, in respect of the Company’s 2023 fiscal year under the Company’s 2023 annual bonus plan, based on actual performance and payable at the same time such payments are made to other employees of the Company generally, prorated on the basis of the number of days on which Mr. Davis was employed by the Company during the performance period for the Company’s 2023 annual bonus plan, (iv) a lump-sum cash payment in the amount equal to the product of (x) the number of Mr. Davis’ time-based restricted stock units outstanding as of the date of separation that would have vested prior to the first anniversary of the date of separation (if his employment with the Company had not terminated), multiplied by (y) $14.00, (v) subject to Mr. Davis’ timely election of continued healthcare coverage under COBRA, a lump sum cash payment within 30 days after such election in an amount equal to the product of (1) the portion of monthly premiums of his group health insurance, including coverage for his eligible dependents, that the Company paid immediately prior to the date of separation, and (2) 12, (vi) a lump-sum cash payment equal to the amount of his annual life insurance premiums, and (vii) a lump-sum cash payment in the amount of $15,000 for executive outplacement services. Mr. Davis shall forfeit all of his outstanding and unvested restricted stock units and performance stock units. Mr. Davis’ receipt of the severance benefits mentioned in this paragraph is subject to his execution of a waiver and release of claims in favor of the Company and its affiliates. Mr. Davis is subject to certain restrictive covenants, including nondisclosure of confidential information, return of Company property, and, for the twelve months following the later of the date of separation and the fifteenth day following the date on which the Severance Agreement was first presented to him, non-competition and non-solicitation of employees, suppliers, and business relations of the Company. The Severance Agreement also includes a post-employment cooperation covenant and a mutual nondisparagement covenant, as well as a general release of claims against the Company by Mr. Davis.
Executive Severance Plan
In August 2023, the Company adopted the Executive Severance Plan as the successor to the Company’s Executive Change in Control Severance Plan (which is no longer applicable in respect of terminations of employment that qualify for benefits under the Executive Severance Plan). The Executive Severance Plan provides both non-change in control and change in control severance pay and benefits to key management employees, and promotes the long-term financial interests of the Company and its stockholders by reducing the risk of departures and distractions of such employees in a change in control situation, which would be detrimental to the Company and its stockholders. Eligible employees include the Company’s chief executive officer, other C-suite executives, and other employees designated by the Board or Compensation Committee from time to time as participants.
The Executive Severance Plan provides that in the event the employment of a participant is terminated by the Company without “cause” or by the participant for “good reason” (each as defined in the Executive Severance Plan) within two years following a “change in control” (as defined in the Executive Severance Plan) of the Company (a “CIC Qualifying Termination”), such participant is entitled to receive the following payments and benefits:

•
payment, in cash, equal to the sum of (1) accrued but unpaid salary through the date of termination, (2) reimbursement for any unreimbursed business expenses incurred through the termination date, (3) any payments, benefits or fringe benefits to which the participant is entitled under the terms of any applicable compensation arrangement or benefit, equity or fringe benefit plan or program or grant or any other agreement, and (4) any annual bonus earned but unpaid with respect to the fiscal year ending on or preceding the termination date (which will be paid in a lump sum in cash when such annual bonus payment is regularly paid to similarly situated Company employees) (the “Accrued Obligations”);

•
A lump sum payment, in cash, equal to the product of (a) the participant’s annual base salary and the annual target bonus applicable to the participant, multiplied by (b) a “cash severance multiplier” (which in the case of the chief executive officer is 3, in the case of other C-suite executives is 2, and in the case of other participants is 1);

•
a lump sum payment of a prorated portion of the participant’s target bonus for the year in which the termination occurs;

•
upon timely election of continuation coverage under COBRA by the participant, a cash lump sum equal to the product of (x) the amount of monthly premiums of the participant’s group health insurance, including coverage for the participant’s eligible dependents, if any, that the Company paid immediately prior to the termination date and (y) (1) 36 in the case of the chief executive officer, (2) 24 in the case of other C-suite executives and (3) 12 in the case of any other participant; and

•
all outstanding and unvested stock options and restricted stock (and restricted stock unit) awards subject solely to time-based vesting shall vest in full and any restrictions or forfeiture provisions applicable to restricted stock (and restricted stock unit) awards shall lapse, notwithstanding the provisions of any equity incentive plan or any award agreement(s) between the participant and the Company thereunder.

Generally, under the Executive Severance Plan and subject to limited exceptions set forth in the Executive Severance Plan, a change in control will be deemed to occur if any person acquires more than 30% of the outstanding common stock or combined voting power of the Company, if there are certain changes in a majority of our Board of Directors, if stockholders prior to a transaction do not continue to own more than 50% of the voting securities of the Company (or a successor or a parent) following a reorganization, merger, statutory share exchange or consolidation or similar corporate transaction involving the Company or any of our subsidiaries, a sale or other disposition of all or substantially all of the Company’s assets or the acquisition of assets or stock of another entity by us or any of our subsidiaries, or if the Company’s stockholders approve a complete liquidation or dissolution of the Company. Good reason is defined as a reduction in the executive’s compensation, relocation of the Company’s headquarters to a location more than 20 miles from the existing location, a significant reduction in the then-effective responsibilities of the executive without the executive’s prior written consent, or failure by the Company to obtain the assumption of the obligations contained in the Executive Severance Plan by any successor to the Company.
To the extent that a participant is a party to an employment agreement (or other written agreement) with the Company that provides for the payment of severance compensation and/or benefits in connection with a CIC Qualifying Termination or Non-CIC Qualifying Termination, then except as otherwise specifically provided in the Executive Severance Plan, the provisions of such employment agreement (or other written agreement) shall govern to the extent of any inconsistency between the Executive Severance Plan and such employment agreement (or other written agreement), and in no event will a participant receive a duplication of benefits under the Executive Severance Plan and their employment agreement (or other written agreement).
None of our change in control provisions provide for an excise tax gross up payment for Internal Revenue Code Section 280G/4999 purposes. The Board has determined not to enter into any agreements with a named executive officer that contain such an excise tax gross up provision.

Incentive Plans
2017 Plan, as Amended. Generally, and subject to limited exceptions set forth in the 2017 Plan, if any person acquires more than 50% of the outstanding common stock or combined voting power of the Company, if there are certain changes in a majority of our Board of Directors, if stockholders prior to a transaction do not continue to own more than 50% of the voting securities of the Company (or a successor or a parent) following a reorganization, merger, statutory share exchange or consolidation or similar corporate transaction involving the Company or any of our subsidiaries, a sale or other disposition of all or substantially all of the Company’s assets or the acquisition of assets or stock of another entity by us or any of our subsidiaries, or if the Company is dissolved or liquidated, then awards then outstanding under the 2017 Plan may become fully vested or paid, as applicable, and may terminate or be terminated upon consummation of such a change in control event; provided, that, pursuant to the amendment to the 2017 Plan approved by the Company’s stockholders in 2019, all awards, including awards of stock options and stock appreciation rights (but excluding performance-based awards) issued to individuals other than non-employee directors of the Board shall be subject to a minimum vesting period of at least one year from the date of the award, and that all awards, including awards of stock options and stock appreciation rights, if any, to non-employee directors of the Board shall be subject to a minimum vesting period ending no earlier than the next annual stockholders meeting or one year from the date of the award, whichever is earlier. However, unless the individual award agreement provides otherwise, with respect to executive and certain other high level officers of the Company, upon the occurrence of a change in control event, no award will vest unless such officer’s employment with the Company is terminated by the Company without cause within the two-year period following such change in control event. The Compensation Committee also has the discretion to establish other change in control provisions with respect to awards granted under the 2017 Plan. For example, subject to certain limitations, the Compensation Committee could provide for the acceleration of vesting or payment of an award in connection with a change in control event that is not described above and provide that any such acceleration shall be automatic upon the occurrence of any such event. The Compensation Committee has established awards of PSUs and cash performance awards under the 2017 Plan that provide for acceleration of vesting of such awards in the event of death, disability, or retirement of the participant or a change in control event of the Company.
There are currently no amounts payable to or accrued for payment to any named executive officer under the change in control provisions contained in the 2017 Plan.
Potential Payments upon Termination or Change in Control
The following table presents the amount of compensation payable to each of our named executive officers as if the triggering termination event had occurred on the last day of our most recently completed fiscal year, December 31, 2023:
Name	Benefit(1)	Termination w/o Cause or Resignation with Good Reason ($)	Termination with Cause or Resignation w/o Good Reason ($)	Death ($)	Disability ($)	Changein Control ($)(1)
G.J. Hart	Salary	2,000,000(2)
	Salary + Annual Incentive					6,000,000(3)
	Annual Incentive	1,301,170(4)	1,301,170(4)	1,301,170(4)	1,301,170(4)	1,301,170(5)
	Health Benefits	10,553				21,105(6)
	Acceleration of RSUs					3,340,264(7)
	Acceleration of Options					—
	Acceleration of PSUs			1,643,409(8)	1,643,409(8)	3,854,701(9)
Todd Wilson	Salary	425,000(2)
	Salary + Annual Incentive					1,487,500
	Annual Incentive	414,749(4)	414,749(4)	414,749(4)	414,749(4)	414,749(5)
	Health Benefits	6,983				13,966(6)
	Acceleration of RSUs					1,344,141(7)
	Acceleration of Options					—
	Acceleration of PSUs			83,325(8)	83,325(8)	294,691(9)

Name	Benefit(1)	Termination w/o Cause or Resignation with Good Reason ($)	Termination with Cause or Resignation w/o Good Reason ($)	Death ($)	Disability ($)	Changein Control ($)(1)
Sarah Mussetter	Salary	410,000(2)
	Salary + Annual Incentive					1,312,000
	Annual Incentive	246,000(4)	320,088(4)	320,088(4)	320,088(4)	320,088(5)
	Health Benefits	—				—
	Acceleration of RSUs					814,017(7)
	Acceleration of Options					—
	Acceleration of PSUs			70,331(8)	70,331(8)	248,764(9)
Kevin Mayer	Salary	425,000(2)
	Salary + Annual Incentive					1,360,000
	Annual Incentive	226,239(4)	226,239(4)	226,239(4)	226,239(4)	226,239(5)
	Health Benefits	7,035				14,070
	Acceleration of RSUs					180,304(7)
	Acceleration of Options					—
	Acceleration of PSUs			25,239(8)	25,239(8)	89,285(9)
Jyoti Lynch	Salary	390,000(2)
	Salary + Annual Incentive					1,248,000
	Annual Incentive	177,723(4)	177,723(4)	177,723(4)	177,723(4)	177,723(5)
	Health Benefits	7,035				14,070
	Acceleration of RSUs					309,231(7)
	Acceleration of Options					—
	Acceleration of PSUs			20,600(8)	20,600(8)	72,887(9)
Wayne Davis	Salary	410,000(10)
	Salary + Annual Incentive	118,319(10)
	Annual Incentive	97,477(10)
	Health Benefits	9,350(10)
Acceleration of RSUs
Acceleration of Options
Acceleration of PSUs

(1)
As discussed above, the change in control provisions or termination provisions that apply before or after a change in control in the Executive Severance Plan and applicable award agreements contain double trigger provisions, and thus any payments described in the table are generally required to be made only if the Company terminates the executive’s employment without cause or the executive resigns with good reason, within a defined protection period following the change in control.

(2)
Represents an amount equal to the product of (a) the executive’s annual base salary, multiplied by (b) a “cash severance multiplier” (which in the case of Mr. Hart is 2, and in the case of all other named executive officers is 1), payable in installments over the number of months equal to 12 times the cash severance multiplier.

(3)
Represents an amount equal to the product of (a) the executive’s annual base salary and the annual target bonus applicable to the participant, multiplied by (b) a “cash severance multiplier” (which in the case of Mr. Hart is 3, and in the case of all other named executive officers is 2).

(4)
Represents the amount the named executive officer or their estate would have been paid for his or her annual incentive award for 2023 had the named executive officer been employed on the payment date.

(5)
Represents an amount equal to (a) the executive’s target bonus for the year in which the termination occurs (which would be prorated based on the timing of the termination), and (b) any annual bonus earned but unpaid with respect to the fiscal year on or preceding the termination date).

(6)
Represents an amount equal to the product of (x) the amount of monthly premiums of the executive’s group health insurance, including coverage for the participant’s eligible dependents, if any, that the Company paid immediately prior to the termination date, and (y) (1) 36 in the case of Mr. Hart, and (2) 24 in the case of the other named executive officers.
(7)
Represents the executive’s outstanding and unvested restricted stock units subject solely to time-based vesting on December 31, 2023, that would have vested upon termination, multiplied by the closing sales price of the Company’s common stock on December 29, 2023, the last business day of the fiscal year ($12.47).

(8)
The 2022 and 2023 PSU awards provide that upon death or disability of the named executive officer before the completion of the performance period, the number of shares of stock is earned based on the extent to which the performance goals for the entire performance period are achieved, prorated based on the timing of termination. As relative TSR performance for the outstanding 2022-2024 and 2023-2025 performance periods is not currently determinable, we have included the value assuming target performance. Accordingly, the values in the table above represent the number of shares that would have vested under such PSU awards on December 31, 2023, multiplied by the closing sales price of the Company’s common stock on December 29, 2023, the last business day of the fiscal year ($12.47). Amounts payable under the 2021 PSU award (for the 2021-2023 performance period) are not included as they were not earned as of December 31, 2023, pursuant to the award agreement.

(9)
The 2022 and 2023 PSU awards provide that if a change in control occurs before the completion of the performance period, then the award will be deemed earned as follows: (a) if the change in control occurs on or prior to the completion of 50% of the performance period, the number of shares earned will be determined as if the performance goal had been achieved at target; and (b) if the change in control occurs after the completion of 50% of the performance period, the number of shares earned will be determined based on the extent to which the performance goal has been achieved (except that the value of the Company’s share price shall be determined by the Board of Directors in good faith and the Company’s performance against the performance goal as determined by the Compensation Committee in good faith as of the date of the change in control). Accordingly, the values in the table above represent the number of shares that would have vested under such PSU awards on December 31, 2023 (using target shares), multiplied by the closing sales price of the Company’s common stock on December 29, 2023, the last business day of the fiscal year ($12.47). Amounts payable under the 2021 PSU award (for the 2021-2023 performance period) are not included as they were not earned as of December 31, 2023, pursuant to the award agreement.

(10)
Represents the amounts paid to Mr. Davis in accordance with his Severance Agreement described above.

PAY VERSUS PERFORMANCE DISCLOSURE
The following table sets forth information concerning the relationship between executive compensation actually paid and certain financial performance of the Company for each of the last three fiscal years. For further information concerning the Company’s variable pay-for-performance philosophy and how the Company’s aligns executive compensation with the Company’s performance, refer to “Executive Compensation—Compensation Discussion and Analysis.”
Year	Summary Compensation Table Total for Mr. Hart(1)	Summary Compensation Table Total for Mr. Murphy(1)	Compensation Actually Paid to Mr. Hart(2)	Compensation Actually Paid to Mr. Murphy(2)	Average Summary Compensation Table Total for Non-PEO NEOs(3)	Average Compensation Actually Paid to Non-PEO NEOs(4)	Value of Initial Fixed $100 Investment Based On:		Net Income (Loss) (millions)(7)	Adjusted EBITDA (millions)(8)
							Total Shareholder Return(5)	Peer Group Total Shareholder Return(6)
2023	$8,463,446	N/A	$10,256,343	N/A	$1,265,792	$1,344,740	$40.19	$118.36	$(21.2)	$68.9
2022	$3,154,080	$5,203,896	$2,441,211	$(2,217,630)	$1,038,702	$353,016	$18.37	$99.91	$(78.9)	$52.1
2021	N/A	$5,359,783	N/A	$1,204,535	$1,235,919	$608,244	$55.30	$125.81	$(50.4)	$63.1
2020	N/A	$5,117,133	N/A	$6,958,668	$1,047,121	$1,000,167	$64.78	$129.74	$(276.1)	$(33.1)

(1)
The dollar amounts reported in these columns are the amounts of total compensation reported for Mr. Hart and Mr. Murphy, respectively, for each corresponding year in the “Total” column of the Summary Compensation Table. Refer to “Executive Compensation—Executive Compensation Tables—Summary Compensation Table.”

(2)
The dollar amounts reported these columns represent the amount of “compensation actually paid” to Mr. Murphy and Mr. Hart, respectively, as computed in accordance with Item 402(v) of Regulation S-K. The dollar amounts do not reflect the actual amount of compensation earned by or paid to Mr. Murphy or Mr. Hart during the applicable year.

	Mr. Murphy			Mr. Hart
	2022	2021	2020	2023	2022
PEO Summary Compensation Table Total	5,203,896	5,359,783	5,117,133	8,463,446	3,154,080
Grant Date Fair Value of Stock and Option Awards (-)	4,068,150	4,067,922	3,797,618	5,827,592	1,699,252
Fair Value at Year End of Outstanding and Unvested Equity Awards Granted in Year (+)	727,629	1,641,178	6,218,224	5,695,990	986,383
Year over Year Change in Fair Value of Outstanding and Unvested Equity Awards (+)	(1,649,936)	(2,472,395)	(579,071)	1,496,695	N/A
Fair Value as of Vesting Date of Equity Awards Granted and Vested in Year (+)	N/A	N/A	N/A	N/A	N/A
Year over Year Change in Fair Value of Equity Awards Granted in Prior Years that Vested in Year (+)	(687,208)	743,891	N/A	427,804	N/A
Fair Value at the end of the Prior Year of Equity Awards that Fail to Meet Vesting Conditions (-)	1,743,861	N/A	N/A	N/A	N/A
Compensation Actually Paid to PEO	(2,217,630)	1,204,535	6,958,668	10,256,343	2,441,211

(3)
The dollar amounts reported in this column represent the average of the amounts reported for the Company’s named executive officers (NEOs) as a group (excluding Mr. Murphy and Mr. Hart) in the “Total” column of the Summary Compensation Table in each applicable year. The names of each of the NEOs (excluding Mr. Murphy and Mr. Hart) included for purposes of calculating the average amounts in each applicable year are as follows: (i) for 2023, Todd Wilson, Sarah Mussetter, Kevin Mayer, Jyoti Lynch, Wayne Davis; (ii) for 2022, Lynn Schweinfurth, Todd Wilson, Wayne Davis, Michael Buchmeier, Sarah Mussetter, Jonathan Muhtar, Darla Morse; (iii) for 2021, Lynn Schweinfurth, Jonathan Muhtar, Michael Kaplan, Darla Morse, Michael Buchmeier; and (iv) for 2020, Lynn Schweinfurth, Jonathan Muhtar, Michael Kaplan, Michael Buchmeier, Dean Cookson.

(4)
The dollar amounts reported in this column represent the average amount of “compensation actually paid” to the NEOs as a group (excluding Mr. Murphy and Mr. Hart), as computed in accordance with Item 402(v) of Regulation S-K. The dollar amounts do not reflect the actual average amount of compensation earned by or paid to the NEOs as a group (excluding Mr. Murphy and Mr. Hart) during the applicable year. In accordance with the requirements of Item 402(v) of Regulation S-K, the following adjustments were made to average total compensation for the NEOs as a group (excluding Mr. Murphy and Mr. Hart) for each year to determine the compensation actually paid, using the same methodology described above in Note 2:

	Year
	2023	2022	2021	2020
Average Summary Compensation Table Total for Non-PEO NEOs	1,265,792	1,038,702	1,235,919	1,047,121
Grant Date Fair Value of Stock and Option Awards (-)	504,304	485,920	695,574	542,853
Fair Value at Year End of Outstanding and Unvested Equity Awards Granted in Year (+)	494,986	127,024	283,695	888,867
Year over Year Change in Fair Value of Outstanding and Unvested Equity Awards (+)	58,158	(92,033)	(306,438)	(179,008)
Fair Value as of Vesting Date of Equity Awards Granted and Vested in Year (+)	N/A	N/A	N/A	N/A
Year over Year Change in Fair Value of Equity Awards Granted in Prior Years that Vested in Year (+)	49,028	(19,245)	140,675	(34,100)
Fair Value at the end of the Prior Year of Equity Awards that Fail to Meet Vesting Conditions (-)	18,920	215,512	50,033	179,860
Compensation Actually Paid to Non-PEO NEOs	1,344,740	353,016	608,244	1,000,167

(5)
Pursuant to SEC Rules, the TSR figures assume an initial investment of $100 on the last day of the fiscal year.

(6)
Represents the weighted peer group TSR, weighted according to the respective companies’ stock market capitalization at the beginning of each period for which a return is indicated. The peer group used for this purpose is the S&P 600 Restaurant Index.

(7)
The dollar amounts reported represent the amount of net loss reflected in the Company’s audited financial statements included in our annual report for the fiscal year ended December 31, 2023 for the applicable year.

(8)
While the Company uses multiple financial and non-financial performance measures for the purpose of evaluating performance for the Company’s compensation programs, the Company has determined that Adjusted EBITDA is the financial performance measure that, in the Company’s assessment, represents the most important performance measure (that is not otherwise required to be disclosed in the table) used by the Company to link compensation actually paid to the Company’s NEOs, for the most recently completed fiscal year, to Company performance.

FINANCIAL PERFORMANCE MEASURES
As described in greater detail in the “Executive Compensation—Compensation Discussion and Analysis,” the Company’s executive compensation program reflects a pay-for-performance philosophy. The metrics that the Company uses for our long-term incentive awards are selected based on an objective of incentivizing our NEOs to increase the value of our enterprise for our stockholders. The most important financial performance measures used by the Company to link executive compensation actually paid to the Company’s NEOs, for the most recently completed fiscal year, to the Company’s performance are as follows:
2023 Most Important Measures (Unranked)
• Adjusted EBITDA • Net Income • Relative Total Shareholder Return (TSR)

Relationship Between Compensation Actually Paid and Financial Performance Measures
The following graphs further illustrate the relationship between the pay and performance figures that are included in the pay versus performance tabular disclosure above. In addition, the first graph below further illustrates the relationship between Company total shareholder return and that of the S&P 600 Restaurant Index. As noted above, “compensation actually paid” for purposes of the tabular disclosure and the following graphs were calculated in accordance with SEC rules and do not fully represent the actual final amount of compensation earned by or actually paid to our NEOs during the applicable years.

CEO PAY RATIO
As required by Section 953(b) of the Dodd-Frank Act and Item 402(u) of Regulation S-K, we are providing information about the ratio of the annual total compensation of Chief Executive Officer Mr. Hart, who served in such capacity through the duration of fiscal year 2023, to the annual total compensation of our median employee. We believe our pay ratio, which is based on our payroll and employment records using the methodology described below, is a reasonable estimate calculated in a manner consistent with the SEC pay ratio rules.
Approximately 92% of our employee population consists of hourly restaurant team members. Company hourly restaurant roles can be full-time or part-time. Flexible and part-time employment opportunities can be attractive for team members seeking to balance other commitments, have a social connection, or earn supplemental income. However, part-time employment has the effect of reducing the annual total compensation for our median employee.
To determine the median employee, we used total cash compensation paid in 2021 as reported to the Internal Revenue Service on Form W-2 of our employee population (including full time, part time, temporary, and seasonal employees, excluding our Chief Executive Officer. The Company employed 21,659 team members as of December 26, 2021, the last day of our fiscal year 2021, that had earnings in 2021. No cost of living adjustments were made to determine the median employee. We did, however, annualize the compensation used for full time and part time employees who were not employed by the Company for all of 2021 by taking an employee’s compensation for the number of active days for which they were employed and annualizing such amount for the full year. We believe the use of total cash compensation for all employees is a consistently applied compensation measure because we do not widely distribute equity awards to employees. Less than 5.0% of our total employee population of 21,659 individuals as of December 26, 2021 received equity awards in 2021. The employee identified as the median employee in 2021 is a restaurant team member who worked primarily as a server during 2023 and was paid on an hourly basis but also received tipped income. The median employee worked an average of 20.2 hours per week (or 1,072 hours during the year) in 2023. We calculated that employee’s 2023 annual total compensation using the same methodology (and including all the same compensation elements) that we used for our named executive officers in the 2023 Summary Compensation Table set forth above in this proxy statement. The median employee earned $21,092 in total compensation (including tips) during 2023.
Mr. Hart’s 2023 total compensation as shown in the Summary Compensation Table and determined in accordance with the SEC pay ratio rules is $ 8,463,446.
As a result, we estimate that for fiscal year 2023, the ratio of our CEO annual total compensation to that of our median employee was approximately 401:1.
Because the rules governing pay ratio disclosure allow for companies to use different methodologies, apply various exclusions, and otherwise make reasonable assumptions and estimates that reflect their compensation practices, the pay ratio reported by other companies may not be comparable to our pay ratio. As a result, our pay ratio should not be used as a basis for comparison between us and other companies. We have provided this pay ratio information for compliance purposes, and neither the Compensation Committee nor Company management has used the pay ratio measure to influence decisions in determining compensation for our executives or other employees.

PROPOSAL 2:
ADVISORY VOTE ON EXECUTIVE COMPENSATION
The Company seeks a non-binding advisory vote from its stockholders to approve the executive compensation of our named executive officers as disclosed in this proxy statement. This proposal, commonly known as a “say-on-pay” proposal, gives our stockholders the opportunity to express their views on the design and effectiveness of our executive compensation programs. As an advisory vote, the outcome of the vote on this proposal is not binding upon us. Our Compensation Committee, which is responsible for designing and administering our executive compensation programs, values the opinions expressed by our stockholders and will consider the outcome of this vote when making future compensation decisions for our named executive officers. In 2023, our advisory vote proposal was supported by approximately 97.6% of the votes cast. The Board has adopted a policy of holding annual say-on-pay advisory votes.
As described in detail under the heading “Compensation Discussion and Analysis,” our executive compensation objectives have been designed to link incentives and rewards for our executives to the achievement of specific and sustainable financial and strategic goals which are expected to result in increased stockholder value. We believe our executive compensation program satisfies these goals and is aligned with the long-term interests of our stockholders.
We request stockholder approval of the 2023 compensation of our named executive officers as disclosed in this proxy statement. This vote is not intended to address any specific element of compensation, but rather the overall compensation of our named executive officers and the compensation philosophy, policies, and practices described in this proxy statement. Accordingly, we ask that you vote FOR the following resolution to approve, on an advisory basis, the compensation of our named executive officers:
“RESOLVED, that the stockholders of Red Robin Gourmet Burgers, Inc. approve, on an advisory basis, the compensation of the named executive officers, as disclosed in the Company’s proxy statement for the 2023 annual meeting of stockholders pursuant to the compensation disclosure rules of the U.S. Securities and Exchange Commission, including the Compensation Discussion and Analysis, the Summary Compensation Table, and the other related tables and disclosure within the proxy statement.”
Please read the “Compensation Discussion and Analysis” section contained in this proxy statement, including the tables and narrative disclosures contained therein for additional details about our executive compensation programs. The Company anticipates that the next advisory “Say-on-Pay” vote will take place at the Company’s 2025 annual meeting of Stockholders.
VOTE REQUIRED
Proposal No. 2 requires the approval of a majority of the votes cast on the proposal. Abstentions and broker non-votes will have no effect on the outcome of the vote.
BOARD RECOMMENDATION
OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR THIS PROPOSAL.

PROPOSAL 3:
APPROVAL OF THE 2024 PERFORMANCE INCENTIVE PLAN
BOARD RECOMMENDATION
Our Board of Directors recommends and proposes the 2024 Performance Incentive Plan (the “2024 Plan”), which was approved by our Compensation Committee on February 20, 2024. We believe that incentives and stock-based awards align participants and stockholders with the focus of creating stockholder value and promoting the success of the Company, and that incentive compensation plans like the proposed 2024 Plan are an important attraction, retention, and motivation tool for participants in the plan.
BACKGROUND
We currently maintain three equity-based compensation plans—the Second Amended and Restated 2007 Performance Incentive Plan (the “2007 Plan”), the 2017 Performance Incentive Plan (the “2017 Plan”), and the Amended and Restated Employee Stock Purchase Plan (the “ESPP”). As of the record date, there were 88,268 shares of our common stock underlying outstanding awards granted under the 2007 Plan. As of the record date, there were 1,343,918 shares of our common stock underlying outstanding awards granted under the 2017 Plan, with 76,468 shares of our common stock remaining for future issuance under the 2017 Plan. As of the record date, there were a total of 269,395 shares of our common stock were available for future issuance under the ESPP. The 2017 Plan, the 2007 Plan, and the ESPP are referred to collectively in this proposal as the “existing plans.” The 2024 Plan provides for grant of awards of up to 2,000,000 new shares of our common stock. The exact number of new shares and shares remaining under the 2017 Plan as of the effective date of the 2024 Plan (currently estimated at 76,468 shares) will vary because additional awards may be made under the 2017 Plan prior to the annual meeting on May 23, 2024.
Factors Considered by the Compensation Committee
In approving the 2024 Plan and the number of shares reserved for issuance thereunder, the Compensation Committee considered the following factors:
•
Attracts and Retains Talent. Additional shares are needed to make market-based competitive grants to retain and motivate our executive team. Additionally, as part of the implementation of our North Star strategic plan, we intend to distribute awards beyond our executive team, to retain and motivate leaders throughout the organization, including our multi-restaurant operators and other members of field leadership. Based on the requested number of shares to be reserved under the 2024 Plan if adopted, and on our three-year average burn rate, we expect that the share reserve will cover awards for approximately two to three years, depending on share price and other factors described below. We believe the expected life of the share reserve is reasonable and will ensure sufficient availability for equity awards.

•
Aligns Director, Employee, and Stockholder Interests. In approving the 2024 Plan and the number of shares reserved for issuance thereunder, the Compensation Committee also considered our pay for performance compensation philosophy, with equity incentive grants designed to reward longer-term objectives over a period of several years and increase shareholder value and promote retention. As an example, as described in the Compensation Discussion and Analysis above, our current long-term incentive opportunity for our named executive officers consists of PSUs (50% weight) and RSUs (50% weight), with the PSUs based upon relative Total Stockholder Return as a pre-established performance target for a three-year cumulative performance period. Our most recent performance period, from 2021-2023, did not pay out as performance did not meet expectations.

If stockholders approve the 2024 Plan, no new awards will be granted under the 2017 Plan after the annual meeting, but shares underlying outstanding awards will remain under the 2017 Plan. If stockholders do not approve the 2024 Plan, we will continue to have the authority to grant awards under the 2017 Plan. However, there are likely insufficient shares available for grants of awards under the 2017 Plan beyond the current year to participants based upon our past practices and compensation programs, which our Board believes would negatively impact our ability to hire and retain highly qualified personnel and our ability to manage future growth. Consequently, the Company may use additional cash or other compensation to retain, reward and incent employee performance.
Share Usage and Shareholder Dilution
The following table presents additional information regarding our existing plans that is relevant in consideration of this proposal.
Current Awards Outstanding Under Existing Plans (as of the record date)
Stock options outstanding under the existing plans	88,268
Weighted average exercise price of stock options outstanding	$61.02
Weighted average remaining contractual life of stock options outstanding	2.15 years
Shares outstanding of full-value awards under the existing plans (RSUs and PSUs)(1)	1,330,885
Remaining shares available for future awards under the 2017 Plan(2)	76,468
Overhang(3)
Shares subject to outstanding awards or available for future awards under the existing plans	1,495,621
Common shares outstanding as of the record date	15,603,773
Existing overhang percentage	8.75%
Additional shares available for future awards under the 2024 Plan	2,000,000
Incremental overhang percentage	9.55%
Total overhang percentage	18.30%
Share Usage
	Fiscal 2023	Fiscal 2022	Fiscal 2021	3-Year Average
Total shares granted during the fiscal year	932,220	545,517	356,770	—
Common shares outstanding(4)	15,494,600	15,931,779	15,716,181	—
Burn rate	6.02%	3.42%	2.27%	3.89%

(1)
Does not include inducement grants made outside of the existing plans. The number of shares underlying the outstanding PSUs assumes the target performance level.

(2)
If stockholders approve the 2024 Plan, following the annual meeting any remaining shares under the 2017 Plan at that time would become available for issuance under the 2024 Plan.

(3)
Overhang is calculated on a fully diluted basis (with the denominator consisting of common stock outstanding, stock options outstanding, shares outstanding of full-value awards, and, as applicable, shares reserved for future awards under the existing plans and the proposed 2024 Plan). Does not include inducement grants made outside of the existing plans.

(4)
Based on common shares outstanding as of each fiscal year end.

Based on a review of our historical and currently expected equity grant practices, the Board and Compensation Committee believe the 2,000,000 shares requested to be reserved for issuance under the 2024 Plan will meet the Company’s equity grant needs for approximately two to three years. However, the actual duration of this share reserve and future use of shares is subject to a number of currently unknown factors, such as award type mix, the price of our common stock, hiring and promotion activity, the rate of returned shares as a result of forfeitures and other permitted addbacks, performance of our stock price, competitive market practices, and other factors. The Compensation Committee intends to continue its long-standing practice of engaging independent compensation consultants to assist with the determination of market appropriate Director and officer compensation packages and Company-wide equity programs.
SUMMARY DESCRIPTION OF THE 2024 PLAN
The principal terms of the 2024 Plan are summarized below. The following summary is qualified in its entirety by the full text of the 2024 Plan, which appears as Appendix A to this proxy statement.
Purpose. The purpose of the 2024 Plan is to promote the success of the Company and to increase stockholder value by (a) incentivizing the officers, employees, directors, consultants, and other service providers of the Company and our affiliates to foster and build upon the continued success of the Company and to operate and manage the business in a manner that will provide for the long-term growth and profitability of the Company; (b) encouraging stock ownership by certain officers, employees, directors, consultants, and other service providers by providing them with a means to acquire a proprietary interest in the Company, acquire shares of stock, or to receive compensation which is based upon appreciation in the value of stock; and (c) providing a means of obtaining, rewarding and retaining officers, employees, directors, consultants, and other service providers.
Administration. Our Compensation Committee will administer the 2024 Plan. The Compensation Committee has full authority in its discretion to determine the officers, employees, directors, consultants, and other service providers of the Company or our affiliates to whom awards will be granted and the terms and provisions of awards, subject to the provisions of the 2024 Plan. Subject to the provisions in the 2024 Plan, the Compensation Committee has full and conclusive authority to (a) interpret the 2024 Plan; (b) prescribe, amend, and rescind rules and regulations relating to the 2024 Plan; (c) determine the terms and provisions of the respective award agreements; and (d) make all other determinations necessary or advisable for the proper administration of the 2024 Plan.
Our Board of Directors may by resolution authorize one or more officers of the Company and/or the chair of the Compensation Committee to designate individuals to receive awards under the 2024 Plan, and to determine the type of awards and the terms and conditions, number of shares of common stock, or the amount of cash subject to such awards; provided however, that any such delegation will be subject to such parameters and restrictions consistent with the 2024 Plan as the Board of Directors specifies.
No Repricing. In no case (except due to an adjustment to reflect a stock split, or similar event, or any repricing that may be approved by our stockholders) will any adjustment be made to a stock option or stock appreciation right award under the 2024 Plan (by cancellation, surrender, or exchange) that would constitute a repricing of the per share exercise or base price of the award.
Eligibility. Persons eligible to receive awards under the 2024 Plan, subject to limited exceptions set forth in the 2024 Plan, include officers, employees, directors, consultants, and other service providers of the Company or any affiliate of the Company. Currently, approximately 7 officers (including all of our named executive officers), 1,576 employees (including employees who currently receive cash performance award opportunities, but not stock-based award opportunities), and each of our non-employee directors, except for Ms. Dunaway, who will finish her Board service at the conclusion of our annual meeting, are considered eligible under the 2024 Plan.
Shares Available and Limitation on Awards. The maximum number of shares of our common stock available for issuance under the 2024 Plan will be equal to the sum of (i) 2,000,000 shares plus (ii) the remaining number of shares available for grant under the 2017 Plan as of the annual meeting, subject to certain adjustment set forth in the 2024 Plan. As of March 26, 2024, there were 76,468 shares available for grant under the 2017 Plan, and 1,343,918 shares subject to awards then outstanding under the 2017 Plans. No new awards will be granted under the 2017 Plan after the annual meeting if stockholders approve the 2024 Plan. The following other limits are also contained in the 2024 Plan:
•
The maximum number of shares that may be delivered pursuant to options qualified as incentive stock options granted under the 2024 Plan is 2,000,000.

•
The maximum value of awards that may be granted in any single fiscal year to any non-employee director, taken together with any cash fees paid to such non-employee director in respect of service as a member of the Board of Directors during such fiscal year, is $750,000.

Types of Awards. The 2024 Plan authorizes (i) stock options, stock appreciation rights, and other stock-based awards that are denominated in shares of our common stock or units of our common stock and may be settled in cash, stock, or a combination thereof, including restricted stock, restricted stock units, performance shares, grants of stock, grants of rights to receive stock in the future, or dividend equivalent rights, and (ii) cash performance awards pursuant to Section 3.5 of the 2024 Plan. Each award will be evidenced by an award agreement in such form and containing such terms, conditions and restrictions as the Compensation Committee determines to be appropriate, including, without limitation, performance goals or other performance criteria, if any, that must be achieved as a condition to the vesting or settlement of the award.
A stock option is the right to purchase shares of our common stock at a future date at a specified price per share (the “Exercise Price”). The per share Exercise Price of an option generally may not be less than the fair market value of a share of our common stock on the date of grant. The maximum term of an option is ten years from the date of the grant. An option may either be an incentive stock option or a nonqualified stock option. Incentive stock option benefits are taxed differently from nonqualified stock options, as described under “Federal Income Tax Consequences of Awards under the 2024 Plan” below. Incentive stock options are also subject to more restrictive terms and are limited in amount by the U.S. Internal Revenue Code (the “Code”) and the 2024 Plan. Incentive stock options may only be granted to employees of the Company or a subsidiary.
A stock appreciation right is the right to receive payment of an amount equal to the excess of the fair market value of a specified or determinable number of shares of our common stock at the time of payment or exercise over a specified or determinable price, which may not be less than the fair market value of such shares of stock on the date of grant. Stock appreciation rights may be granted in connection with other awards or independently. The maximum term of a stock appreciation right is ten years from the date of grant.
With respect to any stock option or stock appreciation right issued to a participant other than a non-employee member of the Board of Directors, the minimum service period required for such award (or portion thereof) to vest is one year following the date of grant of such award.
The other types of awards that may be granted under the 2024 Plan include, without limitation, grants of our common stock, grants of rights to receive our common stock in the future, dividend equivalent rights, and cash performance awards granted consistent with “Performance-Based Awards” as described below.
Performance-Based Awards. Performance-Based Awards may be in the form of restricted stock, performance stock, stock units, other rights, or cash performance awards. The vesting or payment of Performance-Based Awards (other than options or stock appreciation rights) will depend on the absolute or relative performance of the Company on a consolidated, business unit, division, or affiliate (or business unit or division of an affiliate) basis. The Compensation Committee will establish the criterion or criteria and target(s) on which performance will be measured. The Compensation Committee must establish criteria and targets in advance of applicable deadlines under the Code and while the attainment of the performance targets remains substantially uncertain. The criteria that the Compensation Committee may use for this purpose include, but are not limited to, one or more of the following: earnings per share; book value per share; operating cash flow; free cash flow; cash flow from return on investments; cash available; net income (before or after taxes); revenue or revenue growth; total stockholder return; return on invested capital; return on stockholder equity; return on assets; return on common book equity; return on gross investment; market share; economic value added; operating margin; profit margin; stock price; enterprise value; operating income; EBIT or EBITDA; expenses or operating expenses; productivity of employees as measured by revenues, costs, or earnings per employee; working capital;

improvements in capital structure; guest retention, traffic and/or satisfaction; employee retention and/or engagement; completion of operating milestones; cost reduction goals; Company, franchise, or system same restaurant sales; Company, franchise, or system restaurant growth in number of new restaurants; average restaurant volume growth; or any combination of the foregoing.
The performance measurement period with respect to an award will be established by the Compensation Committee at the time the award is granted. The Compensation Committee may appropriately adjust any evaluation of performance under a performance goal to remove the effect of any one or more of the following: equity compensation expense under accounting standard ASC 718; accelerated amortization of acquired technology and intangibles; asset write-downs; litigation or claim judgments or settlements; changes in or provisions under tax law, accounting principles or other such laws or provisions affecting reported results; accruals for reorganization and restructuring programs; discontinued operations; restaurant closure costs; executive transition costs; acquisition and dispositions; a material change in planned capital expenditures; and any items that are unusual in nature, non-recurring or infrequent in occurrence.
With respect to awards issued to a participant, the minimum applicable period required for such award to vest is one year following the grant of such award, with certain limited exceptions including (i) awards issued covering in the aggregate not more than 5% of the shares of common stock available for issuance under the Plan, (ii) awards issued to non-employee members of the Board of Directors that vest not earlier than the later of (x) fifty (50) weeks following the date of grant of such awards and (y) the Company’s annual meeting of stockholders first occurring following the date of grant of such awards. The Compensation Committee has discretionary authority to waive the applicable vesting requirements for an award for any reason.
Performance-Based Awards may be paid in stock or cash (in either case, subject to the limits described under the heading “Eligibility and Limits” above). Before any Performance-Based Award (other than an option or stock appreciation right) is paid, the Compensation Committee must certify in writing that the performance target or targets have been satisfied. The Compensation Committee has discretion to determine the performance target or targets and any other restrictions or other limitations of Performance-Based Awards and may reserve discretion to reduce payments below maximum award limits.
Acceleration of Awards; Early Termination of Awards. Generally, and subject to limited exceptions set forth in the change in control provisions of the 2024 Plan, if any person acquires more than 50% of the outstanding common stock or combined voting power of the Company, if there are certain changes in a majority of our Board of Directors, if stockholders prior to a transaction do not continue to own more than 50% of the voting securities of the Company (or a successor or a parent) following a reorganization, merger, statutory share exchange or consolidation or similar corporate transaction involving the Company or any of our subsidiaries, if there is a sale or other disposition of all or substantially all of the Company’s assets or the acquisition of assets or stock of another entity by us or any of our subsidiaries, or if the Company is dissolved or liquidated, then awards then-outstanding under the 2024 Plan may become fully vested or paid, as applicable, and may terminate or be terminated upon consummation of such a change in control event. However, unless the individual award agreement provides otherwise, with respect to executive and certain other high level officers of the Company, upon the occurrence of a change in control event, no award will vest unless such officer’s employment with the Company is terminated by the Company without cause within the two-year period following such change in control event. The Compensation Committee also has the discretion to establish other change in control provisions with respect to awards granted under the 2024 Plan. For example, subject to certain limitations, the Compensation Committee could provide for the acceleration of vesting or payment of an award in connection with a change in control event that is not described above and provide that any such acceleration shall be automatic upon the occurrence of any such event.
Restrictions on Transfer. Subject to certain exceptions contained in Section 4.2 of the 2024 Plan or the applicable award agreement, awards under the 2024 Plan generally are not transferable by the recipient other than by will or the laws of descent and distribution, or pursuant to domestic relations orders, and are generally exercisable, during the recipient’s lifetime, only by the recipient. Any amounts payable or shares issuable pursuant to an award generally will be paid only to the recipient or the recipient’s beneficiary or representative. The Compensation Committee has discretion, however, to establish written conditions and procedures for the transfer of awards to other persons or entities, provided that such transfers comply with applicable federal and state securities laws.

Adjustments. As is customary in incentive plans of this nature, each share limit and the number and kind of shares available under the 2024 Plan and any outstanding awards, as well as the exercise or purchase prices of awards, and performance targets under certain types of performance-based awards, are subject to adjustment in the event of certain reorganizations, mergers, consolidations, or other similar events that change the number or kind of shares outstanding, and extraordinary dividends.
No Limit on Other Authority. Except as expressly provided with respect to the termination of the authority to grant new awards under the 2017 Plan, the 2024 Plan does not limit the authority of the Board of Directors or the Compensation Committee to grant awards or authorize any other compensation, with or without reference to our common stock, under any other plan or authority.
Termination and Amendment of the 2024 Plan. The Board of Directors may amend or terminate the 2024 Plan at any time without stockholder approval; provided, however, that the Board of Directors shall obtain stockholder approval for any amendment to the 2024 Plan that, except as provided under Section 5.1 of the 2024 Plan, increases the number of shares of stock available under the 2024 Plan, materially expands the classes of individuals eligible to receive awards, materially expands the type of awards available for issuance under the 2024 Plan, or would otherwise require stockholder approval under the rules of the applicable exchange. Unless the award agreement explicitly provides otherwise, no such termination or amendment may materially and adversely affect the rights of the recipient under such award without the consent of the holder of an award.
FEDERAL INCOME TAX INFORMATION
The 2024 Plan is not qualified under Section 401(a) of the Code.
U.S. Federal Income Tax Consequences
The following is a general summary of the material U.S. federal income tax consequences of the grant, exercise and vesting of awards under the 2024 Plan and the disposition of shares acquired pursuant to the exercise or settlement of such awards and is intended to reflect the current provisions of the Code and the regulations thereunder. This summary is not intended to be a complete statement of applicable law, nor does it address foreign, state, local or payroll tax considerations. This summary assumes that all awards described in the summary are exempt from, or comply with, the requirement of Section 409A of the Code. Moreover, the U.S. federal income tax consequences to any particular participant may differ from those described herein by reason of, among other things, the particular circumstances of such participant.
Stock Options. Holders of incentive stock options will generally incur no federal income tax liability at the time of grant or upon vesting or exercise of those options. However, the spread at exercise will be an “item of tax preference,” which may give rise to “alternative minimum tax” liability for the taxable year in which the exercise occurs. If the holder does not dispose of the shares before the later of two years following the date of grant and one year following the date of exercise, the difference between the exercise price and the amount realized upon disposition of the shares will constitute long-term capital gain or loss, as the case may be. Assuming the holding period is satisfied, no deduction will be allowed to us for federal income tax purposes in connection with the grant or exercise of the incentive stock option. If, within two years following the date of grant or within one year following the date of exercise, the holder of shares acquired through the exercise of an incentive stock option disposes of those shares, the participant will generally realize taxable compensation at the time of such disposition equal to the difference between the exercise price and the lesser of the fair market value of the share on the date of exercise or the amount realized on the subsequent disposition of the shares, and that amount will generally be deductible by us for federal income tax purposes, subject to the possible limitations on deductibility under Sections 280G and 162(m) of the Code for compensation paid to executives designated in those Sections. Finally, if an incentive stock option becomes first exercisable in any one year for shares having an aggregate value in excess of $100,000 (based on the grant date value), the portion of the incentive stock option in respect of those excess shares will be treated as a non-qualified stock option for federal income tax purposes.
No income will be realized by a participant upon grant or vesting of an option that does not qualify as an incentive stock option (“a non-qualified stock option”). Upon the exercise of a non-qualified stock option, the participant will recognize ordinary compensation income in an amount equal to the excess, if any, of the fair market value of the underlying exercised shares over the option exercise price paid at the time of exercise, and the participant’s tax basis will equal the sum of the compensation income recognized and the exercise price. We will be able to deduct this same excess amount for U.S. federal income tax purposes, but such deduction may be limited under Sections 280G and 162(m) of the Code for compensation paid to certain executives designated in those Sections. In the event of a sale of shares received upon the exercise of a non-qualified stock option, any appreciation or depreciation after the exercise date generally will be taxed as capital gain or loss and will be long-term gain or loss if the holding period for such shares is more than one year.
SARs. No income will be realized by a participant upon grant or vesting of a SAR. Upon the exercise of a SAR, the participant will recognize ordinary compensation income in an amount equal to the fair market value of the payment received in respect of the SAR. We will be able to deduct this same amount for U.S. federal income tax purposes, but such deduction may be limited under Sections 280G and 162(m) of the Code for compensation paid to certain executives designated in those Sections.
Restricted Stock. A participant will not be subject to tax upon the grant of an award of restricted stock unless the participant otherwise elects to be taxed at the time of grant pursuant to Section 83(b) of the Code. On the date an award of restricted stock becomes transferable or is no longer subject to a substantial risk of forfeiture (i.e., the vesting date), the participant will have taxable compensation equal to the difference between the fair market value of the shares on that date over the amount the participant paid for such shares, if any, unless the participant made an election under Section 83(b) of the Code to be taxed at the time of grant. If the participant made an election under Section 83(b), the participant will have taxable compensation at the time of grant equal to the difference between the fair market value of the shares on the date of grant over the amount the participant paid for such shares, if any. If the election is made, the participant will not be allowed a deduction for amounts subsequently required to be returned to us. (Special rules apply to the receipt and disposition of restricted shares received by officers and directors who are subject to Section 16(b) of the Exchange Act). We will be able to deduct, at the same time as it is recognized by the participant, the amount of taxable compensation to the participant for U.S. federal income tax purposes, but such deduction may be limited under Sections 280G and 162(m) of the Code for compensation paid to certain executives designated in those Sections.
Restricted Stock Units. A participant will not be subject to tax upon the grant or vesting of a restricted stock unit award. Rather, upon the delivery of shares or cash pursuant to a restricted stock unit award, the participant will have taxable compensation equal to the fair market value of the number of shares (or the amount of cash) the participant actually receives with respect to the award. We will be able to deduct the amount of taxable compensation to the participant for U.S. federal income tax purposes, but the deduction may be limited under Sections 280G and 162(m) of the Code for compensation paid to certain executives designated in those Sections.
Section 162(m). In general, Section 162(m) of the Code denies a publicly held corporation a deduction for U.S. federal income tax purposes for compensation in excess of $1,000,000 per year per person to the executives designated in Section 162(m) of the Code, including, but not limited to, its chief executive officer, chief financial officer and the next three highly compensated executives of such corporation whose compensation is required to be disclosed in its proxy statement. We reserve the right to award compensation as to which a deduction may be limited under Section 162(m) where we believe it is appropriate to do so.
NEW PLAN BENEFITS UNDER THE 2024 PLAN
Because future awards under the 2024 Plan will be granted at the discretion of the Compensation Committee, the type, number, recipients, and other terms of such awards cannot be determined at this time. However, each continuing non-employee director is expected to receive an annual RSU grant on the date of the 2024 Annual Stockholders’ Meeting with a target value of approximately $120,000. Information regarding our recent practices with respect to annual and long-term incentive awards and stock-based compensation under existing plans is presented in the “Summary Compensation Table” and “Outstanding Equity Awards at 2023 Fiscal Year-End” table contained elsewhere in this proxy statement, and in our financial statements for the fiscal year ended December 31, 2023 in the Annual Report on Form 10-K which accompanies this proxy statement.

VOTE REQUIRED
Proposal No. 3 requires the approval of a majority of the votes cast on the proposal. Abstentions and broker non-votes will have no effect on the outcome of this Proposal.
BOARD RECOMMENDATION
OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR THIS PROPOSAL.

PROPOSAL 4:
RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
The Audit Committee is responsible for the appointment, compensation, retention, and oversight of the independent registered public accounting firm retained to perform the audit of our financial statements and our internal control over financial reporting. The Audit Committee selected Deloitte & Touche LLP (“Deloitte”) as our independent auditor for the fiscal year ending December 29, 2024. Deloitte has served as our independent auditor since 2021.
EVALUATION OF AUDITOR
In approving the selection of Deloitte as the Company’s independent auditor for the fiscal year ending December 29, 2024, the Audit Committee considered, among other factors:
•
Firm and engagement team experience, including in our industry;

•
Audit approach and supporting tools;

•
General technical expertise;

•
Audit quality factors, including timing of procedures and engagement team workload and allocation;

•
Recent Public Company Accounting Oversight Board (PCAOB) inspection findings and the firms’ responses thereto;

•
Communication and interaction with the Audit Committee and management;

•
Independence and commitment to objectivity and professional skepticism; and

•
The reasonableness and appropriateness of fees.

Based on this evaluation, our Board is requesting that our stockholders ratify Deloitte’s appointment for the 2024 fiscal year. We are not required to seek ratification from stockholders of our selection of independent auditor but are doing so as a matter of good governance. If the selection is not ratified, the Audit Committee will consider whether it is appropriate to select another independent auditor. Even if the selection is ratified, the Audit Committee in its discretion may select a different independent auditor at any time during the year if it determines that such a change would be in the best interests of the Company and its stockholders.
Representatives from Deloitte are expected to be present at the annual meeting, will have an opportunity to make a statement if they desire to do so, and will be available to respond to any questions that might arise.
PRINCIPAL ACCOUNTANT FEES AND SERVICES
The following table summarizes the aggregate fees expected to be billed by Deloitte for the fiscal years ended December 31, 2023 and December 25, 2022:
	2023	2022
Audit fees	$1,249,017	$926,559
Audit-related fees	—	—
Tax fees	—	—
All other fees	—	—
Total	$1,249,017	$926,559
Audit Fees
Fees for audit services in 2023 and 2022 include the audit of our annual financial statements and reports on internal controls required by the Sarbanes-Oxley Act of 2002, reviews of our quarterly financial statements, consents, and other services related to SEC filings. Fees for audit services in 2023 also include fees associated with acquisitions and other nonrecurring discrete transactions.

Audit-Related Fees
No fees for audit-related services were billed by Deloitte in 2023 or 2022.
Tax Fee
No fees for tax services were billed by Deloitte in 2023 or 2022.
All Other Fees
There were no other fees billed by Deloitte in 2023 or 2022.
Audit Committee’s Pre-Approval Policies and Procedures
The Audit Committee pre-approves all audit and non-audit services to be performed by its independent auditor and has established policies and procedures to ensure the Company is in full compliance with the requirements for pre-approval set forth in the Sarbanes-Oxley Act of 2002 and the SEC rules regarding auditor independence. The policies and procedures are detailed as to the particular service and do not delegate the Audit Committee’s responsibility to management.
In accordance with these policies and procedures, management submits for approval audit and non-audit services that management may wish to have the independent auditor perform during the fiscal year, accompanied by an estimated range of fees for each service to be performed. The Audit Committee pre-approves or rejects the service and an accompanying range of fees for each service desired to be performed. Management is required to seek additional Audit Committee pre-approval when management becomes aware that any pre-approved service will result in actual fees greater than the fees initially approved. During the course of the year, the chair of the Audit Committee has the authority to pre-approve requests for services, or to delegate such authority to another Audit Committee member. At each subsequent Audit Committee meeting, the chair of the Audit Committee reports any interim pre-approvals since the last meeting.
All of the fees set forth in the Principal Accountant Fees and Services table above for fiscal year 2023 were pre-approved by the Audit Committee.
VOTE REQUIRED
Proposal No. 4 requires the approval of a majority of the votes cast on the proposal. Abstentions will have no effect on the outcome of the vote. As this is a routine matter, we do not expect any broker non-votes on this Proposal.
BOARD RECOMMENDATION
OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE FOR RATIFICATION OF THE APPOINTMENT OF DELOITTE AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING DECEMBER 29, 2024.

AUDIT COMMITTEE REPORT
The Audit Committee is responsible for overseeing and evaluating the Company’s financial reporting process on behalf of the Board of Directors. Management has the primary responsibility for the Company’s financial reporting process, accounting principles, and internal controls as well as preparation of the Company’s financial statements in accordance with generally accepted accounting principles in the United States (GAAP). Deloitte, our independent auditor for 2023 is responsible for expressing opinions on the conformity of the Company’s audited financial statements with GAAP and on the Company’s internal control over financial reporting.
The Audit Committee has reviewed and discussed with management and Deloitte the audited financial statements for the year ended December 31, 2023, including a discussion of the quality, not just the acceptability, of the accounting principles, the reasonableness of significant judgments, the clarity of the disclosures in the financial statements, and Deloitte’s evaluation of the Company’s internal control over financial reporting.
The Audit Committee has reviewed and discussed with Deloitte the matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board (PCAOB) and the Securities and Exchange Commission. The Audit Committee has received from Deloitte the written disclosures and the letter required by applicable PCAOB requirements regarding the independent accountant’s communications with the Audit Committee concerning independence. The Audit Committee has also discussed such independence with Deloitte.
Based upon the review and discussions described above, the Audit Committee recommended to the Board of Directors that the Company’s audited financial statements be included in its annual report on Form 10-K for the year ended December 31, 2023, and the Board of Directors accepted the Audit Committee’s recommendations.
THE AUDIT COMMITTEE
Steven K. Lumpkin, Chair
Anthony S. Ackil
Thomas G. Conforti
Nicole Miller Regan

VOTING PROCEDURES
YOUR VOTE IS VERY IMPORTANT
It is very important that your shares be represented and voted at the annual meeting. Whether or not you plan to attend the 2024 annual meeting of stockholders, please vote as soon as possible. We urge you to read the proxy statement and vote your shares as soon as possible. Specific voting instructions are set forth in the proxy statement and on both the Important Notice Regarding the Availability of Proxy Materials and proxy card. We urge you to vote as soon as possible even if you plan to attend the 2024 annual meeting of the stockholders, so that if you are unable to attend the annual meeting, your shares can be voted. Voting now will not limit your right to change your vote or to attend the 2024 annual meeting. If you should be present at the annual meeting and desire to vote in person, you may revoke any previously submitted proxy. If your shares are held in the name of a broker, bank, or other holder of record, follow the voting instructions you received from the holder of record in order to vote your shares.
If you are a beneficial owner of shares, to the extent that your bank, broker, or other holder of record has provided you with proxy materials and you do not instruct your bank, broker, or other holder of record how you want to vote, your shares may not be voted by a record holder on Proposal Nos. 1 through 3. Accordingly, we urge you to give instructions to your bank, broker, or other holder of record as to how you wish your shares to be voted so you may participate in the stockholder voting on these important matters.
The individuals named as proxies on the proxy card to vote your shares also have the discretionary authority to vote your shares, to the extent permitted by Rule 14(a)-4(c) under the Exchange Act, on any matter that is properly brought before the annual meeting. As of the date of the Notice of Annual Meeting of Stockholders, we knew of no other matters to be presented at the annual meeting.
VOTING INFORMATION
Voting rights. As of March 26, 2024, the record date for the meeting, we had 15,603,773 shares of common stock outstanding. Each share of our common stock outstanding on the record date is entitled to one vote on all items being voted on at the meeting. You can vote all of the shares that you owned on the record date. These shares may include: (1) shares held directly in your name as the stockholder of record, and (2) shares held for you as the beneficial owner through a stockbroker, bank, or other nominee.
Voting instructions. We encourage all stockholders to submit votes in advance of the meeting. Whether you hold shares directly as the stockholder of record or beneficially in street name, you may direct how your shares are voted in advance of the meeting.
•
Stockholder of record. If your shares are registered directly in your name with the Company’s transfer agent, American Stock Transfer & Trust Company, you are considered the stockholder of record of those shares and we are sending these proxy materials directly to you. If you are a stockholder of record, you may vote by submitting a proxy. We have enclosed a proxy card and return envelope for you to use.

•
Beneficial ownership. If your shares are held in a brokerage account, by a bank, broker, trustee, or other nominee, you are considered the beneficial owner of shares held in street name. Your proxy materials are being forwarded to you by your bank, broker, trustee, or nominee, who is considered the stockholder of record of those shares. As the beneficial owner, you have the right to direct your bank, broker, trustee, or nominee on how to vote via the Internet or by telephone if the bank, broker, trustee, or nominee offers these options or by signing and returning a proxy card. Your bank, broker, trustee, or nominee provides you instructions on how to vote your shares. Stock exchange rules prohibit brokers from voting on Proposal No. 1 (election of directors), Proposal No. 2 (advisory vote on executive compensation), and Proposal No. 3 (approval of the 2024 Plan) without receiving instructions from the beneficial owner of the shares. In the absence of instructions, shares subject to such broker non- votes will not be counted as voted or as present or represented on those proposals and so will have no effect on the vote for Proposal Nos. 1, 2, and 3. Votes directed by Internet or telephone through such a bank, broker, trustee, or nominee must be received by 11:59 p.m. Eastern Time on May 22, 2024, unless otherwise directed by your bank or broker. Because a beneficial owner is not the stockholder of record, you may not vote these shares in person at the meeting unless you obtain and submit a “legal proxy” from the broker, bank, or other holder of record that holds your shares, giving you the right to vote the shares at the meeting.
Voting in-person. Shares held in your name as the stockholder of record may be voted in person at the annual meeting. Shares held beneficially in street name may be voted in person only if you obtain and submit a legal proxy from the broker, bank, or other holder of record that holds your shares giving you the right to vote the shares.
Additional meeting matters. We do not expect any matters to be presented for a vote at the meeting other than the matters described in this proxy statement. If you grant a proxy, either of the officers named as proxy holder, Todd Wilson or Sarah Mussetter, or their nominee(s) or substitute(s), will have the discretion to vote your shares on any additional matters that are properly presented for a vote at the meeting. If a nominee is not available as a candidate for director, the person named as the proxy holder will vote your proxy for another candidate nominated by our Board of Directors.
VOTES REQUIRED FOR EACH PROPOSAL
The following four proposals will be presented at the annual meeting for your vote.
Our Board of Directors recommends a vote FOR all the director nominees in Proposal 1, and FOR Proposals 2, 3 and 4.
Proposal		Votes Required for Each Proposal	Treatment of Abstentions	Treatment of Broker Non-Votes	Board’s Voting Recommendation	Page Reference (for more detail)
1	Election of Directors	Votes cast ‘for’ a nominee’s election exceed the votes cast ‘against’ such nominee’s election	No Effect	No Effect	FOR ALL NOMINEES	8
2	Advisory Vote to approve executive compensation	Affirmative vote of a majority of the votes cast	No Effect	No Effect	FOR	58
3	Approve the 2024 Performance Incentive Plan	Affirmative vote of a majority of the votes cast	No Effect	No Effect	FOR	59
4	Ratification of Independent Auditor	Affirmative vote of a majority of the votes cast	No Effect	N/A	FOR	67

ADDITIONAL INFORMATION
ATTENDANCE AT THE MEETING
All stockholders as of the record date, or their duly appointed proxies, may attend the meeting.
If you are not a stockholder of record but hold shares through a bank, broker, or other holder of record, you should provide proof of beneficial ownership on the record date, such as a legal proxy or your most recent account statement as of March 26, 2024 or other similar evidence of ownership. If you do not have valid, current, government- issued photo identification, such as a driver’s license, or proof of your stock ownership, you will not be admitted to the meeting. Registration and seating will begin at 7:30 a.m. MDT.
No cameras, laptops, recording equipment, other similar electronic devices, signs, placards, briefcases, backpacks, large bags, or packages will be permitted in the annual meeting. The Company reserves the right to deny admittance to any stockholder who attempts to bring any such item into the annual meeting. Small purses and bags are permissible, but they will be subject to inspection. All security procedures and instructions require strict adherence. By attending the annual meeting, stockholders agree to abide by the agenda and procedures for the annual meeting, copies of which will be distributed to attendees at the meeting.
DETERMINATION OF QUORUM
The presence at the meeting, in person or by proxy, of the holders of a majority of the shares of our common stock entitled to vote at the meeting, present in person or by proxy, shall constitute a quorum. There must be a quorum for any action to be taken at the meeting (other than an adjournment or postponement of the meeting). If you submit a properly executed proxy card, even if you abstain from voting, then your shares will be counted for purposes. of determining the presence of a quorum. Broker non-votes will be counted for purposes of determining the presence of a quorum at the meeting.
REVOCABILITY OF PROXIES
Even after you have submitted your proxy, you may change your vote or revoke your proxy at any time before the votes are cast at the meeting by: (1) delivering a written notice of your revocation to our corporate secretary at our principal executive office, 10000 E. Geddes Avenue, Suite 500, Englewood, Colorado 80112; (2) executing and delivering a later dated proxy; or (3) voting in person at the annual meeting. In addition, the powers of the proxy holders will be suspended if you attend the meeting in person and so request, although attendance at the meeting will not by itself revoke a previously granted proxy.
If your shares are held in “street name” (i.e., held of record by a bank, broker, or other holder of record) and you wish to revoke a proxy, you should contact your bank, broker, or other holder of record and follow its procedures for changing your voting instructions. You also may vote in person at the annual meeting if you obtain and submit a legal proxy from your bank, broker, or other holder of record.
Only the latest validly executed proxy that you submit will count.
PROXY SOLICITATION COSTS
The accompanying proxy is being solicited on behalf of the Board of Directors of our Company. The expense of preparing, printing, and mailing the notice regarding internet availability or proxy card and the material used in the solicitation thereof will be borne by the Company. In addition to the use of the mail, proxies may be solicited by telephone, other electronic means, or in person, by our directors, officers, and employees at no additional compensation. Arrangements may also be made with brokerage houses and other custodians, nominees, and fiduciaries for the forwarding of solicitation material to the beneficial owners of stock held of record by such persons, and we may reimburse them for reasonable out-of-pocket expenses incurred by them in connection therewith. In addition, Georgeson LLC has been retained to assist in the solicitation of proxies for the 2024 annual meeting of stockholders for a fee of approximately $9,500 plus associated costs and expenses.

DELIVERY OF PROXY MATERIALS
Important Notice Regarding Availability of Proxy Materials
Our proxy materials are available at http://www.redrobin.com/eproxy.
“HOUSEHOLDING” OF PROXY MATERIALS
As permitted by applicable law, we may deliver only one copy of certain of our documents, including the proxy statement, annual report, and information statement to stockholders residing at the same address, unless such stockholders have notified us of their desire to receive multiple copies thereof. This process, which is commonly referred to as “householding,” is intended to provide extra convenience for stockholders and cost savings for the Company.
If you wish to opt-out of householding and continue to receive multiple copies of the proxy materials at the same address, you may do so at any time prior to thirty days before the mailing of the proxy materials, which are typically mailed in April of each year, by notifying us in writing at: Red Robin Gourmet Burgers, Inc., Attn: Stockholder Services, 10000 E. Geddes Avenue, Suite 500, Englewood, Colorado 80112, or by contacting us at (303) 846-6000. You also may request additional copies of the proxy materials by notifying writing at the same address or contacting us at (303) 846-6000, and we will undertake to deliver such additional copies promptly. If you share an address with another stockholder and currently are receiving multiple copies of the proxy materials, you may request householding by notifying us at the above referenced address or telephone number.
OTHER BUSINESS
The Board knows of no other matters to be presented for stockholder action at the meeting. If other matters are properly brought before the meeting, the persons named as proxies in the accompanying proxy card intend to vote the shares represented by them in accordance with their best judgment.
STOCK OWNERSHIP INFORMATION
Security Ownership of Certain Beneficial Owners
The following table sets forth information regarding beneficial owners of more than 5% of our common stock. The percent of class is calculated based on 15,603,773 shares of common stock outstanding as of the record date on March 26, 2024. All other information is taken from or based upon ownership filings made by such persons with the SEC or upon information provided by such persons to the Company.
Name and Address of Beneficial Owner	Shares Beneficially Owned
	Amount and Nature of Beneficial Ownership	Percent of Class
Archon Capital Management LLC(1)	1,870,692	12.0%
Soviero Master Fund, LP(2)	1,289,699	8.3%
Blackrock, Inc.(3)	1,127,925	7.2%
American Century Investment Management, Inc.(4)	892,215	5.7%
The Vanguard Group(5)	901,086	5.8%
First Eagle Investment Management, LLC(6)	889,413	5.7%

(1)
Based on information in a Schedule 13G filed with the SEC on October 5, 2023 jointly by Archon Capital Management, LLC (“Archon”), Constantinos Christofilis, Strategos Fund, L.P. (“Strategos”), and Strategos Master Fund, L.P. (“Strategos Master Fund”). At the time of filing, Archon and Mr. Christofilis each reported having shared voting power and shared dispositive power over 1,870,692 shares, Strategos reported having shared voting power and shared dispositive power over 1,073,533 shares, and Strategos Master

Fund reported having shared voting power and shared dispositive power over 797,159 shares. The principal business office of Archon, Mr. Christofilis, and Strategos is c/o Archon Capital Management LLC, 1100 19th Avenue E, Seattle, Washington 98112. The principal business office of Strategos Master Fund is c/o Maples Corporate Services Limited P.O. Box 309, Ugland House, Grand Cayman KY1-1104, Cayman Islands.
(2)
This disclosure is based on a Schedule 13G/A filed with the SEC on February 14, 2024 jointly by Soviero Master Fund, LP (“Soviero Master Fund”), Soviero Advisors, LLC (“Soviero Advisors”), Soviero Asset Management, LP (“Soviero Asset Management”), Soviero GP, LLC (“Soviero GP”) and Thomas Soviero. Soviero Advisors is the general partner of Soviero Master Fund and Soviero Asset Management is the investment manager of Soviero Master Fund, and accordingly each may be deemed to be the beneficial owner of the 985,200 shares beneficially owned by Soviero Master Fund. Soviero GP is the general partner of Soviero Asset Management, and accordingly may be deemed to be the beneficial owner of the shares beneficially owned by Soviero Asset Management. Mr. Soviero is the managing member of Soviero Advisors and Soviero GP, and accordingly may be deemed to be the beneficial owner of the 985,200 shares beneficially owned by Soviero Advisors and Soviero GP, in addition to 304,499 shares owned personally by Mr. Soviero. At the time of filing, each of Soviero Master Fund, Soviero Advisors, Soviero Asset Management and Soviero GP reported having shared voting and dispositive power over 985,200 shares, and Mr. Soviero reported having shared voting and dispositive power over 985,200 shares and sole voting and dispositive power over 304,499 shares. The principal business office of each of Soviero Master Fund, Soviero Advisors, Soviero Asset Management, Soviero GP and Mr. Soviero is 3 Columbus Circle, Suite 1588, New York, NY 10019.

(3)
This disclosure is based on a Schedule 13G filed with the SEC on January 26, 2024 by Blackrock, Inc. (“Blackrock”). At the time of filing, Blackrock reported having sole voting power over 1,118,526 shares and sole dispositive power over 1,127,925 shares. The principal business office of Blackrock is 50 Hudson Yards, New York, NY 10001.

(4)
This disclosure is based on a Schedule 13G/A filed with the SEC on February 12, 2024 jointly by American Century Investment Management, Inc. (“American Century”), American Century Companies, Inc. (“ACC”) and Stowers Institute for Medical Research (“Stowers”). At the time of filing, American Century, ACC, and Stowers each reported having sole voting power over 855,534 shares and sole dispositive power over 892,215 shares. American Century is a wholly owned subsidiary of ACC, which is controlled by Stowers. The principal business office of each of American Century, ACC and Stowers is 4500 Main Street, 9th floor, Kansas City, Missouri 64111.

(5)
This disclosure is based on a Schedule 13G filed with the SEC on February 13, 2024 by The Vanguard Group (“Vanguard”). At the time of filing, Vanguard reported having shared voting power over 25,931 shares, sole dispositive power over 869,614 shares, and shared dispositive power over 31,472 shares. The principal business office of Vanguard is 100 Vanguard Blvd., Malvern, Pennsylvania 19355.

(6)
This disclosure is based on a Schedule 13G filed with the SEC on February 8, 2024 by First Eagle Investment Management, LLC (“First Eagle”). At the time of filing, First Eagle reported having sole voting power and sole dispositive power over 889,413 shares. The principal business office of First Eagle is 1345 Avenue of the Americas, New York, NY 10105.

Security Ownership of Directors and Management
The following table contains information about the beneficial ownership (unless otherwise indicated) of our common stock as of March 26, 2024 by:
•
each of our directors and director nominees;

•
each named executive officer set forth in the Summary Compensation Table; and

•
all directors and executive officers as a group.

Name and Address of Beneficial Owner	Shares Beneficially Owned(1)
	Amount and Nature of Beneficial Ownership	Percent of Class
G.J. Hart(2)	160,896	1.03%
Todd Wilson(3)	25,000	*
Sarah Mussetter(4)	10,007	*
Kevin Mayer(5)	4,820	*
Jyoti Lynch(6)	10,000	*
Wayne Davis(7)	3,715	*
Anthony S. Ackil(8)	31,098	*
Thomas G. Conforti(9)	60,091	*
Cambria W. Dunaway(10)	28,268	*
Steven K. Lumpkin(11)	73,877	*
David A. Pace(12)	36,449	*
Allison Page(13)	36,732	*
Nicole Miller Regan	—	*
Anddria Varnado(14)	22,568	*
Directors and executive officers as a group (14 persons)(15)	499,806	3.19%

*
Represents beneficial ownership of less than one percent (1.0%) of the outstanding shares of our common stock.

(1)
If a stockholder holds options, restricted stock units, or other securities that are currently vested or exercisable or that vest or become exercisable within 60 days of March 26, 2024, in accordance with the rules of the SEC, we treat the common stock underlying those securities as owned by that stockholder and as outstanding shares when we calculate the stockholder’s percentage ownership of our common stock, and we do not consider that common stock to be outstanding when we calculate the percentage ownership of any other stockholder.

(2)
Consists of 160,896 shares of common stock held directly by Mr. Hart

(3)
Consists of 25,000 shares of common stock held directly by Mr. Wilson.

(4)
Consists of 10,007 shares of common stock held directly by Ms. Mussetter.

(5)
Consists of 4,820 restricted stock units granted to Mr. Mayer that will vest within 60 days of March 26, 2024.

(6)
Consists of 10,000 shares of common stock held directly by Ms. Lynch.

(7)
Consists of 3,715 shares of common stock held directly by Mr. Davis, based on the information known at the time of Mr. Davis’ departure on May 1, 2023.

(8)
Consists of 21,896 shares of common stock held directly by Mr. Ackil, and 9,202 restricted stock units that will vest within 60 days of March 26, 2024.

(9)
Consists of 23,389 shares of common stock held directly by Mr. Conforti, 27,500 shares of common stock held indirectly by Mr. Conforti in a trust of which Mr. Conforti is the trustee, and 9,202 restricted stock units that will vest within 60 days of March 26, 2024.

(10)
Consists of 23,268 shares of common stock held directly by Ms. Dunaway and 5,000 shares of common stock subject to options that are currently exercisable. Does not include 18,834 restricted stock units that are vested (or will vest within 60 days of March 26, 2024), but deferred.

(11)
Consists of 59,675 shares of common stock held indirectly by Mr. Lumpkin in a trust of which Mr. Lumpkin is the trustee, 9,202 restricted stock units that will vest within 60 days of March 26, 2024, and 5,000 shares of common stock subject to options that are currently exercisable.

(12)
Consists of 36,449 shares of common stock held directly by Mr. Pace. Does not include 18,834 restricted stock units that are vested (or will vest within 60 days of March 26, 2024), but deferred.

(13)
Consists of 27,530 shares of common stock held directly by Ms. Page, and 9,202 restricted stock units that will vest within 60 days of March 26, 2024.

(14)
Consists of 13,366 shares of common stock held directly by Ms. Varnado, and 9,202 restricted stock units that will vest within 60 days of March 26, 2024.

(15)
Consists of 438,976 shares of common stock held directly, 50,830 restricted stock units that will vest within 60 days of March 26, 2024, and 10,000 share of common stock subject to options that are currently exercisable.

DELINQUENT SECTION 16(a) REPORTS
Section 16(a) of the Exchange Act requires our executive officers, directors, and persons who beneficially own more than 10% of our common stock to file reports of ownership and changes in ownership of such stock with the SEC. Based on a review of those reports and written representations from the reporting persons, we believe that during fiscal year 2023, all Section 16(a) filing requirements were reported on a timely basis, except for the initial statement of beneficial ownership on Form 3 for our independent director, Nicole Miller Regan, that was inadvertently filed one day late due to a clerical error.
EQUITY COMPENSATION PLAN INFORMATION
We maintain three equity-based compensation plans—the Second Amended and Restated 2007 Performance Incentive Plan (the “2007 Plan”), the 2017 Performance Incentive Plan (the “2017 Plan”), and the Amended and Restated Employee Stock Purchase Plan (the “ESPP”). Our stockholders have approved each of these plans.
The following table sets forth our equity compensation plans in the aggregate, the number of shares of our common stock subject to outstanding options and rights under these plans, the weighted average exercise price of outstanding options, and the number of shares remaining available for future award grants under these plans as of December 31, 2023:
Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights (a)(1)	Weighted average exercise price of outstanding options, warrants and rights (b)	Number of securities remaining available for issuance under equity compensation plans (excluding securities reflected in column (a)) (c)
Equity compensation plans approved by security holders
2007 Plan	100,210	$69.33	—
2017 Plan	1,385,041	$18.78	145,268
ESPP	N/A	N/A	269,395
Equity compensation plans not approved by security holders(2)	372,985	N/A	N/A
Total	1,858,236	$62.32	414,663

(1)
Shares reported in column (a) consist of: 116,340 shares underlying non-qualified stock options, 724,042 shares underlying RSUs, and 1,017,854 shares underlying PSUs at maximum payout awarded to our executive officers in 2022 and 2023. The PSU awards cliff-vest at the end of a three-year performance cycle, generally subject to executive’s continued employment through the applicable vesting date, with the number of PSUs determined based on achievement of performance goals as approved by the Compensation Committee. Column (b) does not take shares underlying RSUs and PSUs into account.
(2)
This amount includes (i) RSUs granted to Sarah Mussetter, (ii) RSUs granted to Todd Wilson, and (iii) RSUs and PSUs issued to G.J. Hart, each in the form of inducement grants made pursuant to such executive’s offer of employment and outside of but consistent with the terms of the 2017 Plan, as described under the heading “2023 Executive Compensation Tables—Employment Agreements, Separation Arrangements, and CIC Plan” of this proxy statement.

(3)
The remaining number of shares available under the 2017 Plan reflects PSU awards at maximum payout. If our stockholders approve the 2024 Plan at our annual meeting, no new awards will be granted under the 2017 Plan, and the remaining shares from the 2017 Plan will become available for grant under the 2024 Plan.

PROPOSALS FOR INCLUSION IN 2025 PROXY STATEMENT
For your proposal to be considered for inclusion in our proxy statement for next year’s meeting, your written proposal must be received by our corporate secretary at our principal executive office no later than December 5, 2024. If we change the date of next year’s meeting by more than 30 days from the date of this year’s meeting, then the deadline is a reasonable time before we begin to print and mail our proxy materials. You should also be aware that your proposal must comply with SEC regulations regarding inclusion of stockholder proposals in Company-sponsored proxy materials and the Bylaws.
Our Bylaws also provide for proxy access stockholder nominations of director candidates by eligible stockholders. For a director nominee to be included in the Company’s proxy statement for the 2025 annual meeting of stockholders, our corporate secretary must receive a written notice not later than January 23, 2025 and not earlier than December 24, 2024, and it must contain the additional information required by the Bylaws. If we advance the date of the 2025 annual meeting by more than 30 days, or delay the date by 60 days, from the anniversary of the date of the 2024 annual meeting, in order for the proposal to be timely, we must receive your written proposal not earlier than the one hundred and twentieth (120th) day prior to the date of the 2025 annual meeting, and not later than the close of business on the later of the ninetieth (90th) day before the date of the 2025 annual meeting and the tenth (10th) day following the day on which notice of the date of the 2025 annual meeting is mailed or public disclosure of the date of the 2025 annual meeting is made, whichever occurs first.
PROPOSALS TO BE ADDRESSED AT 2025 ANNUAL MEETING (BUT NOT INCLUDED IN PROXY STATEMENT)
Our Bylaws establish an advance notice procedure with regard to director nominations and other proposals by stockholders that are not intended to be included in our proxy materials, but that a stockholder instead wishes to present directly at an annual meeting. In order for you to properly bring a proposal (including director nominations) under this provision for the 2025 annual meeting of stockholders, our corporate secretary must receive a written notice of the proposal not later than February 22, 2025 and not earlier than January 23, 2025, and it must contain the additional information required by the Bylaws. All proposals received after February 22, 2025 will be considered untimely. If we change the date of next year’s meeting by more than 30 days from the anniversary of the date of the 2024 annual meeting, in order for the proposal to be timely, we must receive your written proposal no later than the close of business on the ninetieth (90th) day prior to the 2025 annual meeting, or the tenth (10th) day following the day on which the 2025 annual meeting date is publicly announced.
You may obtain a complete copy of the Bylaws by submitting a written request to our corporate secretary at our principal executive office.

We intend to file a proxy statement and WHITE proxy card with the SEC in connection with the solicitation of proxies for our 2025 annual meeting of stockholders.
By Order of the Board of Directors,
Sarah Mussetter
Secretary
Englewood, Colorado
April 4, 2024

APPENDIX A
RED ROBIN GOURMET BURGERS, INC.
2024 PERFORMANCE INCENTIVE PLAN
SECTION 1. DEFINITIONS
1.1   Definitions.   Whenever used in the Plan, the masculine pronoun will be deemed to include the feminine, and the singular to include the plural, unless the context clearly indicates otherwise, and the following capitalized words and phrases are used in the Plan with the meaning thereafter ascribed:
(a)
“2017 Performance Incentive Plan” means the Red Robin Gourmet Burgers, Inc. 2017 Performance Incentive Plan, as amended.

(b)
“Affiliate” means:

(1)
Any Subsidiary or Parent;

(2)
An entity that directly or through one or more intermediaries controls, is controlled by, or is under common control with the Company, as determined by the Committee; or

(3)
Any entity in which the Company has such a significant interest if the Company determines it should be deemed an “Affiliate”, as determined in the sole discretion of the Committee.

(c)
“Award Agreement” means any written or electronic agreement, contract, or other instrument or document as may from time to time be approved by the Committee as evidencing an Award granted under the Plan; provided, however, that Cash Performance Awards described in Section 3.5 need not be evidenced by an Award Agreement.

(d)
“Awards” means, collectively, Cash Performance Awards, Incentive Stock Options, Nonqualified Stock Options, Stock Appreciation Rights, and Other Stock-Based Awards.

(e)
“Board of Directors” means the board of directors of the Company.

(f)
“Cash Performance Award” means an Award described in Section 3.5 that is settled in cash and does not have a value that is derivative of the value of, determined by reference to a number of shares of, or determined by reference to dividends payable on, Stock.

(g)
“Change in Control” means, unless otherwise provided in the applicable Award Agreement:

(1)
The acquisition by any individual, entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Exchange Act (a “Person”)) of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of more than 50% or more of either (A) the then-outstanding shares of common stock of the Company (the “Outstanding Company Common Stock”) or (B) the combined voting power of the then-outstanding voting securities of the Corporation entitled to vote generally in the election of directors (the “Outstanding Company Voting Securities”); provided, however, that, for purposes of this definition, the following acquisitions shall not constitute a Change in Control; (I) any acquisition directly from the Company, (II) any acquisition by the Company, (III) any acquisition by any employee benefit plan (or related trust) sponsored or maintained by the Company or any affiliate of the Company or a successor, or (IV) any acquisition by any entity pursuant to a transaction that complies with Sections (3)(A), (B) and (C) below;

(2)
A majority of the individuals who, as of the Effective Date, serve on the Board (the “Incumbent Board”) cease for any reason to constitute at least a majority of the Board; provided, however, that any individual becoming a director subsequent to the Effective Date whose election, or nomination for election by the Company’s stockholders, was approved by a vote of at least two-thirds of the directors then comprising the Incumbent Board (including for these purposes, the new members whose election or nomination was so approved, without counting the member and his predecessor twice) shall be considered as though such individual were a member of the Incumbent Board, but excluding, for this purpose, any such individual whose initial assumption of office occurs as a result of an actual or threatened election contest with respect to the election or removal of directors or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board;

(3)
Consummation of a reorganization, merger, statutory share exchange or consolidation or similar corporate transaction involving the Company or any of its Subsidiaries, a sale or other disposition of all or substantially all of the assets of the Company, or the acquisition of assets or stock of another entity by the Company or any of its Subsidiaries (each, a “Business Combination”), in each case unless, following such Business Combination, (A) all or substantially all of the individuals and entities that were the beneficial owners of the Outstanding Company Common Stock and the Outstanding Company Voting Securities immediately prior to such Business Combination beneficially own, directly or indirectly, more than 50% of the then-outstanding shares of common stock and the combined voting power of the then-outstanding voting securities entitled to vote generally in the election of directors, as the case may be, of the entity resulting from such Business Combination (including, without limitation, an entity that, as a result of such transaction, owns the Company or all or substantially all of the Corporation’s assets directly or through one or more subsidiaries (an “Acquiror”)) in substantially the same proportions as their ownership immediately prior to such Business Combination of the Outstanding Company Common Stock and the Outstanding Company Voting Securities, as the case may be, (B) no Person (excluding any entity resulting from such Business Combination or an Acquiror or any employee benefit plan (or related trust) of the Company or such entity resulting from such Business Combination or Acquiror) beneficially owns, directly or indirectly, more than 50% of, respectively, the then- outstanding shares of common stock of the entity resulting from such Business Combination or the combined voting power of the then-outstanding voting securities of such entity, except to the extent that the ownership in excess of more than 50% existed prior to the Business Combination, and (C) at least a majority of the members of the board of directors or trustees of the entity resulting from such Business Combination or an Acquiror were members of the Incumbent Board at the time of the execution of the initial agreement or of the action of the Board providing for such Business Combination; or

(4)
Approval by the stockholders of the Company of a complete liquidation or dissolution of the Company other than in the context of a transaction that does not constitute a Change in Control under clause (3) above.

Notwithstanding the foregoing, with respect to any Award that is subject to Code Section 409A, “Change in Control” will mean a “change in control event” under Code Section 409A to the extent Change in Control is either a payment or settlement event under such Award or such definition is otherwise required for the Award to satisfy the requirements of Code Section 409A; provided, however, that the Committee may provide a different definition that complies with Code Section 409A in an applicable Award Agreement.
(h)
“Code” means the Internal Revenue Code of 1986, as amended.

(i)
“Committee” means, unless another committee is appointed by the Board of Directors to administer the Plan, the Compensation Committee of the Board of Directors; provided that, if no such committee is appointed, the Board of Directors in its entirety shall constitute the Committee. The Board of Directors shall consider the advisability of whether the members of the Committee shall consist solely of two or more members of the Board of Directors who are “non-employee directors” as defined in Rule 16b-3(b)(3) as promulgated under the Exchange Act, and if applicable, who satisfy the requirements of the national securities exchange or nationally recognized quotation or market system on which the Stock is then traded. Notwithstanding the foregoing, with respect to Awards granted by an officer or officers of the Company and/or the Chairperson of the Compensation Committee pursuant to Section 2.3(b), the “Committee” as used in the Plan shall mean such officer or officers and/or such Chairperson, unless the context would clearly indicate otherwise.

(j)
“Company” means Red Robin Gourmet Burgers, Inc., a Delaware corporation.

(k)
“Disability” unless otherwise defined by the Committee in the applicable Award Agreement, means either (i) the Participant has been determined to be disabled under the Company’s long-term disability plan or (ii) the Committee has determined that the Participant has a physical or mental infirmity that impairs the Participant’s ability to perform substantially his or her duties for a period of ninety (90) days in any 365-day period. If no long-term disability plan or policy was ever maintained on behalf of the Participant, or if the determination of Disability relates to an Incentive Stock Option, Disability means that condition described in Code Section 22(e)(3), as amended from time to time. In the event of a dispute, the determination of Disability will be made by the Committee and will be supported by advice of a physician competent in the area to which such Disability relates.

(l)
“Exchange Act” means the Securities Exchange Act of 1934, as amended from time to time.

(m)
“Exercise Price” means the exercise price per share of Stock purchasable under an Option.

(n)
“Fair Market Value” refers to the determination of the value of a share of Stock as of a date, determined as follows:

(1)
if the shares of Stock are listed on any national securities exchange or any nationally recognized quotation or market system (including, without limitation Nasdaq), Fair Market Value shall mean the closing price of the Stock on such date or, if such date is not a trading day, on the trading day immediately preceding such date, as reported by any such exchange or system selected by the Committee on which the shares of Stock are then traded; or

(2)
if the shares of Stock are not listed on any exchange or system on such date or on the business day immediately preceding such date, Fair Market Value shall mean the fair market value of a share of Stock as determined by the Committee taking into account such facts and circumstances deemed to be material by the Committee to the value of the Stock in the hands of the Participant.

Notwithstanding the foregoing, for purposes of Paragraph (1) or (2) above, the Committee may use the closing price as of the indicated date, the average price or value as of the indicated date or for a period certain ending on the indicated date, the price determined at the time the transaction is processed, the tender offer price for shares of Stock, or any other method which the Committee determines is reasonably indicative of the fair market value of the Stock; provided, however, that for purposes of granting Nonqualified Stock Options or Stock Appreciation Rights, Fair Market Value of Stock shall be determined in accordance with the requirements of Code Section 409A, and for purposes of granting Incentive Stock Options, Fair Market Value of Stock shall be determined in accordance with the requirements of Code Section 422.
(o)
“Incentive Stock Option” means an incentive stock option within the meaning of Code Section 422.

(p)
“Individual Agreement” means an employment, consulting, severance or similar written agreement between a Participant and the Company or one of its Affiliates (but not, for clarity, an Award Agreement).

(q)
“Nonqualified Stock Option” means a stock option that is not an Incentive Stock Option.

(r)
“Option” means a Nonqualified Stock Option or an Incentive Stock Option.

(s)
“Other Stock-Based Award” means an Award described in Section 3.4 that has a value that is derivative of the value of, determined by reference to a number of shares of, or determined by reference to dividends payable on, Stock and that may be settled in cash, in Stock or in a combination thereof. Other Stock-Based Awards may include, but are not limited to, restricted stock, restricted stock units, performance shares, grants of Stock, grants of rights to receive Stock in the future, or dividend equivalent rights.

(t)
“Over 10% Owner” means an individual who, at the time an Incentive Stock Option is granted to such individual, owns stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or its Parent or Subsidiaries, determined by applying the attribution rules of Code Section 424(d).

(u)
“Parent” means any corporation (other than the Company) in an unbroken chain of corporations ending with the Company if, with respect to Incentive Stock Options, at the time of the granting of the Option, each of the corporations other than the Company owns stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain. A Parent shall include any entity other than a corporation to the extent permissible under Code Section 424(e) or regulations and rulings thereunder.

(v)
“Participant” means an individual who receives an Award under the Plan.

(w)
“Performance Goals” means performance goals, either individually, alternatively or in any combination, applied to either the Company as a whole or to a business unit, division, or Affiliate (or business unit or division of an Affiliate), either individually, alternatively or in combination, and measured either monthly, quarterly, annually, or over another specified period or cumulatively or averaged over a period of months, quarters, years, or other specified period, on an absolute basis or relative to a pre-established target, to one or more previous periods’ results or to a designated comparison group, in each case as specified by the Committee in the Award, including, but not limited to, the following:

(i)
earnings per share;

(ii)
book value per share;

(iii)
operating cash flow;

(iv)
free cash flow;

(v)
cash flow return on investments;

(vi)
cash available;

(vii)
net income (before or after taxes);

(viii)
revenue or revenue growth;

(ix)
total shareholder return;

(x)
return on invested capital;

(xi)
return on shareholder equity;

(xii)
return on assets;

(xiii)
return on common book equity;

(xiv)
return on gross investment;

(xv)
market share;

(xvi)
economic value added;

(xvii)
operating margin;

(xviii)
profit margin;

(xix)
stock price;

(xx)
enterprise value;

(xxi)
operating income;

(xxii)
EBIT or EBITDA;

(xxiii)
expenses or operating expenses;

(xxiv)
productivity of employees as measured by revenues, costs, or earnings per employee;

(xxv)
working capital;

(xxvi)
improvements in capital structure;

(xxvii)
guest retention, traffic, and/or satisfaction;

(xxviii)
safety;

(xxix)
completion of identified specific projects;

(xxx)
market share;

(xxxi)
employee retention and/or engagement;

(xxxii)
completion of operating milestones;

(xxxiii)
cost reduction goals;

(xxxiv)
Company, franchise, or system same restaurant sales;

(xxxv)
Company, franchise, or system restaurant growth in number of new restaurants;

(xxxvi)
average restaurant volume growth; or

(xxxvii)
any combination of the foregoing.

Any of the foregoing may be determined on a per share basis (basic or diluted) as appropriate. The Committee may appropriately adjust any evaluation of performance under a Performance Goal to remove the effect of any one or more of the following: equity compensation expense under ASC 718; accelerated amortization of acquired technology and intangibles; asset write-downs; litigation or claim judgments or settlements; changes in or provisions under tax law, accounting principles or other such laws or provisions affecting reported results; accruals for reorganization and restructuring programs; discontinued operations; restaurant closure costs; executive transition costs; acquisition and dispositions; a material change in planned capital expenditures; and any items that are unusual in nature, non-recurring or infrequent in occurrence.
(x)
“Performance Period” means, with respect to an Award, a period of time within which the Performance Goals relating to such Award are to be measured. The Performance Period will be established by the Committee at the time the Award is granted.

(y)
“Plan” means the Red Robin Gourmet Burgers, Inc. 2024 Performance Incentive Plan.

(z)
“Securities Act” means the Securities Act of 1933, as amended from time to time.

(aa)
“Separation from Service” means a termination of a Participant’s employment or other service relationship with the Company, subject to the following requirements:

(1)
in the case of a Participant who is an employee of the Company, a termination of the Participant’s employment where either (A) the Participant has ceased to perform any services for the Company and all affiliated companies that, together with the Company, constitute the “service recipient” within the meaning of Code Section 409A (collectively, the “Service Recipient”) or (B) the level of bona fide services the Participant performs for the Service Recipient after a given date (whether as an employee or as an independent contractor) permanently decreases (excluding a decrease as a result of military leave, sick leave, or other bona fide leave of absence if the period of such leave does not exceed six months, or if longer, so long as the Participant retains a right to reemployment with the Service Recipient under an applicable statute or by contract) to no more than twenty percent (20%) of the average level of bona fide services performed for the Service Recipient (whether as an employee or an independent contractor) over the immediately preceding 36-month period (or the full period of service if the Participant has been providing services to the Service Recipient for less than 36 months) that, in either case, constitutes a “separation from service” within the meaning of Code Section 409A and the regulations thereunder;

(2)
in the case of a Participant who is an independent contractor engaged by the Service Recipient, a termination of the Participant’s service relationship with the Service Recipient upon the expiration of the contract (or in the case of more than one contract, all contracts) under which services are performed for the Service Recipient if the expiration constitutes a good-faith and complete termination of the contractual relationship that constitutes a “separation from service” within the meaning of Code Section 409A and the regulations thereunder; or

(3)
in any case, as may otherwise be permitted under Code Section 409A.

(bb)
“Stock” means the Company’s common stock.

(cc)
“Stock Appreciation Right” means a stock appreciation right described in Section 3.3.

(dd)
“Subsidiary” means any corporation (other than the Company) in an unbroken chain of corporations beginning with the Company if, at the relevant time, each of the corporations other than the last corporation in the unbroken chain owns stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in the chain. A “Subsidiary” shall include any entity other than a corporation to the extent permissible under Code Section 424(f) or regulations or rulings thereunder.

(ee)
“Termination of Employment” means the termination of the employment relationship between a Participant and the Company and its Affiliates, regardless of whether severance or similar payments are made to the Participant for any reason, including, but not limited to, a termination by resignation, discharge, death, Disability or retirement. Further, if an entity ceases to be a Subsidiary, a Termination of Employment will be deemed to have occurred with respect to each Participant in respect of such Subsidiary who does not continue to be eligible to receive Awards under this Plan in respect of such Participant’s relationship to the Company or another Subsidiary that remains a Subsidiary after giving effect to the event giving rise to the entity ceasing to be a Subsidiary. The Committee will, in its absolute discretion, determine the effect of all matters and questions relating to a Termination of Employment as it affects an Award, including, but not by way of limitation, the question of whether a leave of absence constitutes a Termination of Employment.

SECTION 2. THE PERFORMANCE INCENTIVE PLAN
2.1   Purpose of the Plan.   The purpose of this Plan is to promote the success of the Company and to increase stockholder value by (a) incentivizing the officers, employees, directors, consultants, and other service providers of the Company and its Affiliates to foster and build upon the continued success of the Company and to operate and manage the business in a manner that will provide for the long-term growth and profitability of the Company; (b) encouraging stock ownership by certain officers, employees, directors, consultants, and other service providers by providing them with a means to acquire a proprietary interest in the Company, acquire shares of Stock, or to receive compensation which is based upon appreciation in the value of Stock; and (c) providing a means of obtaining, rewarding and retaining officers, employees, directors, consultants, and other service providers.
2.2   Stock Subject to the Plan.   Subject to adjustment in accordance with Section 5.1, the sum of (i) 2,000,000 shares of Stock plus (ii) the number of shares of Stock available for grant under the 2017 Performance Incentive Plan (the “Maximum Plan Shares”) are hereby reserved exclusively for issuance upon exercise, settlement, or payment pursuant to Awards, all or any of which may be pursuant to any one or more Award(s), including, without limitation, Incentive Stock Options. Shares of Stock will not be deemed to have been issued pursuant to the Plan with respect to any portion of an Award that is settled in cash. The shares of Stock attributable to the nonvested, unpaid, unexercised, unconverted or otherwise unsettled portion of any Award (or any award granted under the 2017 Performance Incentive Plan) that is forfeited or cancelled or expires or terminates for any reason without becoming vested, paid, exercised, converted or otherwise settled in full will again be available for purposes of the Plan. The following shares, however, may not again be made available for grant in respect of Awards under this Plan:
(i)   shares not issued or delivered as a result of the net settlement of an outstanding Option or Stock Appreciation Right; (ii) shares delivered to or withheld by the Company to pay the Option or Grant Price of or the withholding taxes with respect to an Option or Stock Appreciation Right, and (iii) shares repurchased on the open market with the proceeds from the payment of the Option Price of an Option. Shares of Stock available for Awards under the Plan may consist, in whole or in part, of authorized and unissued shares, treasury shares or shares reacquired by the Company in any manner.
2.3   Administration of the Plan.
(a)
The Plan is administered by the Committee. The Committee has full authority in its discretion to determine the officers, employees, directors, consultants, and other service providers of the Company or its Affiliates to whom Awards will be granted and the terms and provisions of Awards, subject to the provisions of the Plan. Subject to the provisions of the Plan, the Committee has full and conclusive authority to interpret the Plan; to prescribe, amend and rescind rules and regulations relating to the Plan; to determine the terms and provisions of the respective Award Agreements; and to make all other determinations necessary or advisable for the proper administration of the Plan. The Committee’s determinations under the Plan need not be uniform and may be made by it selectively among persons who receive, or are eligible to receive, Awards under the Plan (whether or not such persons are similarly situated). The Committee’s decisions are final and binding on all Participants.
(b)
Notwithstanding any other provision of this Plan, the Board of Directors may by resolution authorize one or more officers of the Company and/or the Chairperson of the Compensation Committee of the Board of Directors to do one or both of the following: (1) designate individuals (other than officers or directors of the Company or any Affiliate who are subject to Section 16 of the Exchange Act) to receive Awards under the Plan, and (2) determine the type of Awards and the terms and conditions and number of shares of Stock or the amount of cash subject to such Awards; provided however, that any such delegation will be subject to such parameters and restrictions consistent with the Plan as the Board of Directors specifies, including, without limitation, the total number of shares of Stock that may be granted subject to such Awards, if applicable.

(c)
No member of the Board of Directors or Committee, nor any person to whom authority is delegated under subsection (b), will be liable for any action taken or any determination made in good faith with respect to the Plan or any Award granted under the Plan.

2.4   Eligibility and Limits.
(a)
Awards may be granted only to officers, employees, directors, consultants, and other service providers of the Company or any Affiliate of the Company; provided, however, that (1) an Incentive Stock Option may only be granted to an employee of the Company or any Parent or Subsidiary and (2) persons who are not officers, employees, or directors of the Company or an Affiliate of the Company may only be granted an Award under this Plan if such participation would not adversely affect the Company’s eligibility to use Form S-8 to register under the Securities Act, the offering and sale of shares issuable under the Plan by the Company, or the Company’s compliance with any other applicable laws.

(b)
In the case of Incentive Stock Options, (i) the aggregate Fair Market Value (determined as of the date an Incentive Stock Option is granted) of Stock with respect to which stock options intended to meet the requirements of Code Section 422 become exercisable for the first time by an individual during any calendar year under all plans of the Company and its Parents and Subsidiaries may not exceed $100,000; provided further, that if the limitation is exceeded, the Incentive Stock Option(s) which cause the limitation to be exceeded will be treated as Nonqualified Stock Option(s); and (ii) the maximum number of shares of Stock that may be delivered pursuant to Incentive Stock Options granted under the Plan is 2,000,000.

(c)
The maximum amount (based on the Fair Market Value of shares of Stock on the date of grant as determined in accordance with applicable financial accounting rules) of Awards that may be granted in any single fiscal year to any non-employee director, taken together with any cash fees paid to such non-employee director in respect of service as a member of the Board of Directors during such fiscal year, shall be $750,000; provided, that the foregoing limitation shall not apply in respect of any Awards issued to a non-employee director in connection with any one-time equity grant upon his or her appointment to the Board of Directors. For the avoidance of doubt, in a year in which a non-employee director serves as an employee or consultant (including as an interim officer), such limit shall not apply to compensation approved to be paid to such non-employee director by the other non-employee directors in respect of such service as an employee or consultant.

(d)
The Committee may grant Awards in assumption of, or in substitution for, outstanding Awards previously granted by the Company or any Affiliate or an entity directly or indirectly acquired by the Company or with which the Company combines (the “Substitute Awards”), and such Substitute Awards shall not be counted against the aggregate number of shares of Stock available for Awards (i.e., Substitute Awards will not be counted against the Maximum

Plan Shares); provided, that Substitute Awards issued or intended as Incentive Stock Options shall be counted against the aggregate number of Incentive Stock Options available under the Plan.
SECTION 3. TERMS OF AWARDS
3.1   Terms and Conditions of All Awards.
(a)
The number of shares of Stock as to which an Award may be granted or the amount of an Award will be determined by the Committee in its sole discretion, subject to the provisions of Section 2.2 as to the total number of shares available for grants under the Plan and to the limits set forth in Section 2.4.

(b)
Each Award will be evidenced by an Award Agreement in such form and containing such terms, conditions and restrictions as the Committee determines to be appropriate, including, without limitation, Performance Goals or other performance criteria, if any, that must be achieved as a condition to the vesting or settlement of the Award. At the time any Performance Goals are established, whether the Performance Goals will be met must be substantially uncertain. If any Performance Goals are established as a condition to vesting or settlement of an Award and such Performance Goal is not based solely on the increase in the Fair Market Value of the Stock, the Committee shall certify in writing that the applicable Performance Goals were in fact satisfied before such Award is deemed to have vested or is settled, as applicable. Each Award Agreement is subject to the terms of the Plan and any provisions contained in an Award Agreement that are inconsistent with the terms of the Plan are null and void.

(c)
The date as of which an Award is granted will be the first date as of which the Committee (i) has approved the terms and conditions of the Award, (ii) has determined the recipient of the Award and the number of shares, if any, covered by the Award, and (iii) has taken all such other actions necessary to complete the grant of the Award or such later date as may be specified in the approval of such Award.

(d)
Any Award may be granted in connection with all or any portion of a previously or contemporaneously granted Award. Exercise or vesting of an Award granted in connection with another Award may result in a pro rata surrender or cancellation of a related Award, as specified in the applicable Award Agreement.

(e)
Awards are not transferable or assignable except by will or by the laws of descent and distribution in the State in which the Participant was domiciled at the time of the Participant’s death, during the Participant’s lifetime, are exercisable only by the Participant; provided that, in the event of the Disability of the Participant, the legal representative of the Participant may exercise the Participant’s Award(s). In the event of the death of the Participant, the legal representative of the Participant’s estate or, if no legal representative has been appointed within ninety (90) days of the Participant’s death, the person(s) taking the Participant’s Award(s) under the laws of descent and distribution in the State in which the Participant was domiciled at the time of the Participant’s death may exercise the Participant’s Award(s). Notwithstanding the above, the Committee may provide otherwise as to any Awards other than Incentive Stock Options (provided that such transfers shall only be permitted for no consideration to the Participant).

(f)
The Committee may, in its sole discretion, modify the terms and conditions of an Award, except to the extent that such modification would materially and adversely affect the rights of a Participant under the Award (except as otherwise permitted under the Plan or Award) or would be inconsistent with other provisions of the Plan.

(g)
All Awards granted under the Plan are subject to any clawback or recoupment policy adopted by the Board of Directors or any committee thereof.

(h)
With respect to any stock-based Award issued to a Participant, the minimum applicable period required for any portion of such Award to vest is one year following the grant of such Award, with the exception of (i) stock-based Awards issued covering in the aggregate not more than 5% of the shares of Stock available for issuance under the Plan (which may be adjusted in accordance with Section 5.1 of the Plan), (ii) Awards issued to non-employee members of the Board of Directors that vest not earlier than the later of (x) fifty (50) weeks following the date of grant of such Awards and (y) the Company’s annual meeting of stockholders first occurring following the date of grant of such Awards and (iii) any Substitute Awards. The Committee has discretionary authority to waive the applicable vesting requirements for an Award for any reason. This provision shall supersede any contrary provision in the Plan.

3.2   Terms and Conditions of Options.   Each Option granted under the Plan must be evidenced by an Award Agreement. At the time an Option is granted, the Committee will determine whether the Option is an Incentive Stock Option described in Code Section 422 or a Nonqualified Stock Option, and the Option must be clearly identified as to its status as an Incentive Stock Option or a Nonqualified Stock Option. Incentive Stock Options may only be granted to employees of the Company or any Subsidiary or Parent. At the time any Incentive Stock Option granted under the Plan is exercised, the Company will be entitled to legend the certificates representing the shares of Stock purchased pursuant to the Option to clearly identify them as representing shares purchased upon the exercise of an Incentive Stock Option. An Incentive Stock Option may only be granted within ten (10) years from the earlier of the date the Plan is adopted or approved by the Company’s stockholders. Neither an Option nor the shares of Stock underlying an Option may be eligible for dividends or dividend equivalents.
(a)
Option Price.   Subject to adjustment in accordance with Section 5.1 and the other provisions of this Section 3.2, the Exercise Price of any Options will be as set forth in the applicable Award Agreement, but in no event may it be less than Fair Market Value on the date the Option is granted. With respect to each grant of an Incentive Stock Option to a Participant who is an Over 10% Owner, the Exercise Price may not be less than one hundred and ten percent (110%) of Fair Market Value on the date the Option is granted.

(b)
Option Term.   No Incentive Stock Option may be exercised after the expiration of ten (10) years from the date the Option is granted. Further, any Incentive Stock Option granted to an Over 10% Owner may not be exercised after the expiration of five (5) years from the date the Option is granted. The term of any Nonqualified Stock Option will be as specified in the applicable Award Agreement but may not exceed ten (10) years from the date the Option is granted; provided, however, that if the term specified in an Award Agreement for a Nonqualified Stock Option would otherwise expire during a period when trading in Stock is prohibited by law or by the Company’s insider trading policy, then the term of the Nonqualified Stock Option will be deemed to expire on the thirtieth (30th) day after expiration of the applicable prohibition, notwithstanding any contrary term in the Award Agreement.

(c)
Payment.   Payment for all shares of Stock purchased pursuant to exercise of an Option may be made in any form or manner authorized by the Committee in the Award Agreement or by amendment thereto, including, but not limited to, and in each case subject to such procedures or restrictions as the Committee may impose:

(i)
in cash or cash equivalents;

(ii)
by delivery to the Company of a number of shares of Stock owned by the Participant having an aggregate Fair Market Value of not less than the product of the Exercise Price multiplied by the number of shares the Participant intends to purchase upon exercise of the Option on the date of delivery;

(iii)
in a cashless exercise through a third party, except if and to the extent prohibited by law as to officers and directors, including without limitation, the Sarbanes-Oxley Act of 2002, as amended;

(iv)
notice and third party payment in such manner as may be authorized by the Committee; or

(v)
by having a number of shares of Stock withheld, the Fair Market Value of which as of the date of exercise is sufficient to satisfy the Exercise Price.

In the event that the Committee allows a Participant to exercise an Award by delivering shares of Stock owned by such Participant, and unless otherwise expressly provided by the Committee, any shares delivered which were initially acquired by the Participant from the Company (upon exercise of an Option or otherwise) must have been owned by the Participant for at least six months as of the date of delivery. Shares of Stock used to satisfy the Exercise Price will be valued at their Fair Market Value on the date of exercise. The Company is not obligated to deliver any shares of Stock acquired pursuant to the exercise of an Option unless and until it receives full payment of the Exercise Price therefor and any related withholding obligations under Section 6.1 and any other conditions to exercise or purchase, as established from time to time by the Committee, have been satisfied. Unless otherwise expressly provided in the applicable Award Agreement, the Committee may at any time eliminate or limit a Participant’s ability to pay the Exercise Price by any method other than cash payment to the Company. The holder of an Option, as such, has none of the rights of a stockholder.
(d)
Conditions to the Exercise of an Option.   Each Option granted under the Plan is exercisable by such person or persons, at such time or times, or upon the occurrence of such event or events, and in such amounts, as specified in the Award Agreement; provided, however, that subsequent to the grant of an Option, the Committee, at any time before complete termination of such Option, may modify the terms of an Option to the extent not prohibited by the terms of the Plan, including, without limitation, accelerating the time or times at which such Option may be exercised in whole or in part, and may permit the Participant or any other designated person to exercise the Option, or any portion thereof, for all or part of the remaining Option term, notwithstanding any provision of the Award Agreement to the contrary.

(e)
Termination of Incentive Stock Option.   With respect to an Incentive Stock Option, in the event of the Termination of Employment of a Participant, the Option or portion thereof held by the Participant which is unexercised will expire, terminate, and become unexercisable no later than of the date that is three months after the date of Termination of Employment; provided, however, that in the case of a holder whose Termination of Employment is due to death or Disability, one year will be substituted for such three month period; provided, further that such time limits may be extended by the Committee under the terms of the grant, in which case, the Incentive Stock Option will be a Nonqualified Stock Option if it is exercised after the time limits otherwise applicable to Incentive Stock Options. For purposes of this Subsection (e), the Termination of Employment of a Participant will not be deemed to have occurred if the Participant is employed by another corporation (or a parent or subsidiary corporation of such other corporation) which has assumed the Incentive Stock Option of the Participant in a transaction to which Code Section 424(a) is applicable.

(f)
Special Provisions for Certain Substitute Options.   Notwithstanding anything to the contrary in this Section 3.2, any Option issued in substitution for an option previously issued by another entity, which substitution occurs in connection with a transaction to which Code Section 424(a) or 409A is applicable, may provide for an Exercise Price computed in accordance with such Code Section and the regulations thereunder and may contain such other terms and conditions as the Committee may prescribe to cause such substitute Option to contain as nearly as possible the same terms and conditions (including the applicable vesting and termination provisions) as those contained in the previously issued option being replaced thereby.

(g)
No Reload Grants.   Options may not be granted under the Plan in consideration for, and may not be conditioned upon the delivery of, shares of Stock to the Company in payment of the Exercise Price and/or tax withholding obligation under any other Option held by a Participant.

(h)
No Repricing.   Except as provided in Section 5.1, without the approval of the Company’s stockholders the exercise price of an Option may not be reduced after the grant of the Option and an Option may not be cancelled or surrendered in consideration of, or in exchange for, (i) the grant of a new Option having an Exercise Price below that of the Option that was surrendered, (ii) Stock, (iii) cash, or (iv) any other Award.

3.3   Terms and Conditions of Stock Appreciation Rights.   Each Stock Appreciation Right granted under the Plan must be evidenced by an Award Agreement. A Stock Appreciation Right entitles the Participant to receive the excess of (1) the Fair Market Value of a specified or determinable number of shares of Stock at the time of payment or exercise over (2) a specified or determinable price, which may not be less than the Fair Market Value of such shares of Stock on the date of grant. A Stock Appreciation Right granted in connection with an Option may only be exercised to the extent that the related Option has not been exercised, paid, or otherwise settled. Neither a Stock Appreciation Right nor the shares of Stock underlying a Stock Appreciation Right are eligible for dividends or dividend equivalents.
(a)
Settlement.   Upon settlement of a Stock Appreciation Right, the Company shall pay the appreciation to the Participant in, at the discretion of the Committee, cash or shares of Stock (valued at the aggregate Fair Market Value on the date of payment or exercise) as provided in the Award Agreement or, in the absence of such provision, as the Committee determines.

(b)
Term.   The term of any Stock Appreciation Right will be as specified in the applicable Award Agreement, but may not exceed ten (10) years after the date the Stock Appreciation Right is granted; provided, however, that if the term specified in an Award Agreement for a Stock Appreciation Right would otherwise expire during a period when trading in Stock is prohibited by law or the Company’s insider trading policy, then the term of the Stock Appreciation Right will be deemed to expire on the thirtieth (30th) day after expiration of the applicable prohibition, notwithstanding any contrary term in the Award Agreement.

(c)
Conditions to Exercise.   Each Stock Appreciation Right granted under the Plan is exercisable or payable at such time or times, or upon the occurrence of such event or events, and in such amounts, as specified in the Award Agreement; provided, however, that subsequent to the grant of a Stock Appreciation Right, the Committee may, at any time before complete termination of such Stock Appreciation Right, accelerate the time or times at which such Stock Appreciation Right may be exercised or paid in whole or in part.

(d)
No Repricing.   Except as provided in Section 5.1, without the approval of the Company’s stockholders, the price of a Stock Appreciation Right may not be reduced after the grant of the Stock Appreciation Right, and a Stock Appreciation Right may not be cancelled or surrendered in consideration of, or in exchange for, (i) the grant of a new Stock Appreciation Right having a price below that of the Stock Appreciation Right that was surrendered, (ii) Stock, (iii) cash, or (iv) any other Award.

3.4   Terms and Conditions of Other Stock-Based Awards.   An Other Stock-Based Award shall entitle the Participant to receive one or more of (i) a specified or determinable number of shares of Stock, (ii) the value of a specified or determinable number of shares of Stock, (iii) a percentage or multiple of the value of a specified number of shares of Stock or (iv) dividend equivalents on a specified, or a determinable number, or a percentage or multiple of a specified number, of shares of Stock. At the time of the grant, the Committee shall determine the specified number of shares of Stock or the percentage or multiple of the specified number of shares of Stock, as applicable; and the Performance Goals or other performance criteria, if any, applicable to the Other Stock-Based Award. The Committee may provide for an alternate percentage or multiple under certain specified conditions.
(a)
Payment.   Payment in respect of Other Stock-Based Awards may be made by the Company in cash or shares of Stock as provided in the applicable Award Agreement or, in the absence of such provision, as the Committee determines.

(b)
Conditions to Payment or Lapse of Restrictions.   Each Other Stock-Based Award granted under the Plan will be payable, and restrictions on such Other Stock-Based Award will lapse, at such time or times, or upon the occurrence of such event or events, and in such amounts, as specified in the applicable Award Agreement; provided, however, that subsequent to the grant of an Other Stock-Based Award, the Committee, at any time before complete termination of such Other Stock-Based Award, may accelerate the time or times at which such Other Stock-Based Award may be paid or such restrictions will lapse, in whole or in part. Dividends (and dividend equivalents granted with respect to shares of Stock subject to an Other Stock-Based Award), will accrue and not be paid until, and will be paid only to the extent, the Award vests and, with respect to Other Stock-Based Awards that are subject to Performance Goals or other performance criteria, is earned.

3.5   Terms and Conditions of Cash Performance Awards.   A Cash Performance Award will entitle the Participant to receive, at a specified future date, payment of an amount equal to all or a portion of either (i) the value of a specified or determinable number of units (stated in terms of a designated or determinable dollar amount per unit), or (ii) a percentage or multiple of a specified cash amount. At the time of the grant, the Committee shall determine the base value of each unit; the number of units subject to a Cash Performance Award, the specified amount and the percentage or multiple of the specified amount, as applicable; and the Performance Goals or other performance criteria, if any, applicable to the determination of the ultimate payment value of the Cash Performance Award. The Committee may provide for an alternate base value for each unit or an alternate percentage or multiple under certain specified conditions.
(a)
Payment.   Payment in respect of Cash Performance Awards will be made by the Company in cash.

(b)
Conditions to Payment.   Each Cash Performance Award granted under the Plan will be payable at such time or times, or upon the occurrence of such event or events, and in such amounts, as specified by the Committee.

3.6   Treatment of Awards on Termination of Service.   Except as otherwise provided by Plan Section 3.2(e), any Award under this Plan to a Participant who has experienced a Termination of Employment, Separation from Service, or termination of some other service relationship with the Company and its Affiliates may be cancelled, accelerated, paid or continued, as provided in the applicable Award Agreement, or, as the Committee may otherwise determine to the extent not prohibited by the Plan. The portion of any Award exercisable in the event of continuation or the amount of any payment due under a continued Award may be adjusted by the Committee to reflect the Participant’s period of service from the date of grant through the date of the Participant’s Termination of Employment, Separation from Service or termination of some other service relationship or such other factors as the Committee determines are relevant to its decision to continue the Award.
SECTION 4. RESTRICTIONS ON STOCK
4.1   Escrow of Shares.   Any certificates representing the shares of Stock issued under the Plan will be issued in the Participant’s name, but, if the applicable Award Agreement so provides, the shares of Stock will be held by a custodian designated by the Committee (the “Custodian”). Each applicable Award Agreement providing for transfer of shares of Stock to the Custodian may require a Participant to complete an irrevocable stock power appointing the Custodian or the Custodian’s designee as the attorney-in-fact for the Participant for the term specified in the applicable Award Agreement, with full power and authority in the Participant’s name, place and stead to transfer, assign and convey to the Company any shares of Stock held by the Custodian for such Participant, if the Participant forfeits the shares under the terms of the applicable Award Agreement. During the period that the Custodian holds the shares subject to this Section, the Participant is entitled to all rights, except as provided in the applicable Award Agreement, applicable to shares of Stock not so held. Any dividends declared on shares of Stock held by the Custodian must, as provided in the applicable Award Agreement, be paid directly to the Participant or, in the alternative, be retained by the Custodian or by the Company until the expiration of the term specified in the applicable Award Agreement and shall then be delivered, together with any proceeds, with the shares of Stock to the Participant or to the Company, as applicable.

4.2   Restrictions on Transfer.   Except as expressly set forth in this Section 4.2 or the applicable Award Agreement, all Awards are non-transferable and shall not be subject in any manner to sale, transfer, anticipation, alienation, assignment, pledge, encumbrance, or charge. Any such disposition of an Award of or of the shares of Stock issued under the Plan by the Participant not made in accordance with the Plan or the applicable Award Agreement will be void. The Company will not recognize, or have the duty to recognize, any disposition not made in accordance with the Plan and the applicable Award Agreement, and any shares so transferred will continue to be bound by the Plan and the applicable Award Agreement. Notwithstanding the general prohibition set forth above, the Committee may permit Awards to be transferred to other persons or entities pursuant to such conditions and procedures, including limitations on subsequent transfers, as the Committee establishes in writing (provided that any transfers of Incentive Stock Options may only be made to the extent permitted under the federal tax laws governing Incentive Stock Options). Any permitted transfer will be subject to compliance with applicable federal and state securities laws.
Further, the transfer restrictions of this Section 4.2 will not apply to:
(a)
transfers to the Corporation;

(b)
the designation of a beneficiary to receive benefits in the event of the Participant’s death or, if the Participant has died, transfers to or exercise by the Participant’s beneficiary, or, in the absence of a validly designated beneficiary, transfers by will or the laws of descent and distribution of the State in which the Participant was domiciled at the time of the Participant’s death;

(c)
subject to any applicable limitations on Incentive Stock Options, transfers to a family member (or former family member) pursuant to a domestic relations order if approved or ratified by the Committee; and

(d)
if the participant has suffered a Disability, permitted transfers or exercises on behalf of the Participant by his or her legal representative.

SECTION 5. ADJUSTMENTS; ACCELERATION
5.1   Adjustments.
(a)
The number of shares of Stock reserved for the grant of Options, Stock Appreciation Rights and Other Stock-Based Awards; the number of shares of Stock reserved for issuance upon the exercise, settlement, vesting, grant or payment, as applicable, of each outstanding Option, Stock Appreciation Right, and Other Stock-Based Award (if any); the Exercise Price of each outstanding Option, the threshold price of each outstanding Stock Appreciation Right, the specified number of shares of Stock to which each outstanding Option, Stock Appreciation Right, and Other Stock-Based Award pertains, the total number of shares of Stock that may be subject to Awards granted by one or more officers of the Company and/or the Chairperson of the Compensation Committee of the Board of Directors, and the maximum number of shares as to which Options, Stock Appreciation Rights, and other Awards may be granted during any calendar year or other period, will be proportionately adjusted for any nonreciprocal transaction between the Company and the holders of capital stock of the Company that causes the per share value of the shares of Stock underlying an Award to change (e.g., a stock dividend, stock split, spinoff, rights offering, or recapitalization through a large, nonrecurring cash dividend) (each, an “Equity Restructuring”).

(b)
In the event of a merger, consolidation, reorganization, extraordinary dividend, sale of substantially all of the Company’s assets, other change in capital structure of the Company, tender offer for shares of Stock, or a Change in Control of the Company that, in each case, does not constitute an Equity Restructuring, the Committee may make such adjustments with respect to Awards and take such other action as it deems necessary or appropriate, including, without limitation, the substitution of new Awards, the assumption of Awards not originally granted under the Plan, the adjustment of outstanding Awards, the acceleration of outstanding Awards, the removal of restrictions on outstanding Awards, and/or the termination of outstanding Awards in exchange for the cash value determined in good faith by the Committee of the vested and/or unvested portion of the Award, all as may be provided in the applicable Award Agreement or, if not expressly addressed therein, as the Committee subsequently may determine in its sole discretion. Any adjustment pursuant to this Section 5.1 may provide, in the Committee’s discretion, for the elimination without payment therefor of any fractional shares that might otherwise become subject to any Award, but except as set forth in this Section may not otherwise diminish the then-current value of the Award.
(c)
Notwithstanding any other provision of the Plan to the contrary, in taking any action pursuant to clause (a) or (b) with respect to a Nonqualified Stock Option or a Stock Appreciation Right, the Committee shall consider any provisions of Code Section 409A and the regulations thereunder that are required to be followed as a condition of the Nonqualified Stock Option and the Stock Appreciation Right not being treated as the grant of a new Option or Stock Appreciation Right or a change in the form of payment. Any adjustment described in the preceding sentence may include a substitution in whole or in part of other equity securities of the issuer and the class involved in such Equity Restructuring in lieu of the shares of Stock that are subject to the Award.

(d)
The existence of the Plan and the Awards granted pursuant to the Plan shall not affect in any way the right or power of the Company to make or authorize any adjustment, reclassification, reorganization or other change in its capital or business structure, any merger or consolidation of the Company, any issue of debt or equity securities having preferences or priorities as to the Stock or the rights thereof, the dissolution or liquidation of the Company, any sale or transfer of all or any part of its business or assets, or any other corporate act or proceeding.

5.2   Automatic Acceleration of Awards.   Upon the occurrence of a an event described in Section 5.1 (including, but not limited to, a Change in Control), if the acquirer or successor company as applicable has not agreed to provide for the substitution, assumption, exchange or other continuation of Awards granted pursuant to the Plan or if applicable Awards will not continue in existence thereafter in accordance with their terms, then unless otherwise provided by the Committee, each outstanding Option and Stock Appreciation Right will become fully vested, each Other Stock-Based Award then outstanding will fully vest free of restrictions, and each other Award, including, without limitation, each Cash Performance Award, granted under this Plan that is then outstanding will vest and become payable to the holder of such Award.
5.3   Possible Acceleration of Awards.
(a)
Upon the occurrence of a Change in Control, if the acquirer or successor company in such Change in Control has agreed to provide for the substitution, assumption, exchange or other continuation of Awards granted pursuant to the Plan, then, if the Participant’s employment with or service to the Company or an Affiliate is terminated by the Company or Affiliate without “cause” (as defined in such Participant’s Individual Agreement or the applicable Award Agreement) on or within 24 months following a Change in Control, then unless otherwise provided by the Committee, each outstanding Option and Stock Appreciation Right will become fully vested, each Other Stock-Based Award then outstanding will fully vest free of restrictions, and each other Award, including, without limitation, each Cash Performance Award, granted under this Plan that is then outstanding will vest and become payable to the holder of such Award.

(b)
In addition, in connection with any event described in Section 5.1 (including but not limited to, a Change in Control) the Committee may upon at least ten (10) days’ advance notice to the affected Participants, cancel any outstanding Award and pay to the holders thereof, in cash, securities or other property (including of the acquiring or successor company), or any combination thereof, the value of such Awards based upon the price per share of Stock received or to be received by other stockholders of the Company in the event (it being understood that any Option or Stock Appreciation Right having a per-share exercise or hurdle price equal to, or in excess of, the Fair Market Value (as of the date specified by the Committee) of a share of Stock subject thereto may be canceled and terminated without any payment or consideration therefor).
(c)
Notwithstanding the above, the Committee shall exercise such discretion over the timing of settlement of any Award subject to Code Section 409A at the time such Award is granted.

5.4   Early Termination of Awards.   Any Award that has been accelerated as required or contemplated by Section 5.2 or Section 5.3 (or would have been so accelerated but for Section 5.5, Section 5.6, or Section 5.7) will terminate upon the related event referred to in Section 5.2 or Section 5.3, as applicable, subject to any provision that has been expressly made by the Committee, through a plan of reorganization or otherwise, for the survival, substitution, assumption, exchange or other continuation or settlement of such Award; provided that, in the case of Options and Stock Appreciation Rights that will not survive, be substituted for, assumed, exchanged, or otherwise continued or settled in the transaction, the holder of such Award will be given reasonable advance notice of the impending termination and a reasonable opportunity to exercise his or her outstanding Options and Stock Appreciation Rights in accordance with their terms before the termination of such Awards (except that in no case will more than ten (10) days’ notice of accelerated vesting and the impending termination be required and any acceleration may be made contingent upon the actual occurrence of the event).
5.5   Other Acceleration Rules.   Any acceleration of Awards pursuant to this Section 5 must comply with all applicable legal requirements and, if necessary, to accomplish the purposes of the acceleration or if the circumstances require, may be deemed by the Committee to occur a limited period of time (not greater than thirty (30) days) before the event. Without limiting the generality of the foregoing, the Committee may deem an acceleration to occur immediately prior to the applicable event and/or reinstate the original terms of an Award if an event giving rise to acceleration does not occur. Notwithstanding any other provision of the Plan to the contrary, the Committee may override the provisions of Section 5.2, Section 5.3, Section 5.4 and/or Section 5.6 by express provision in an Award Agreement. In addition, the Committee may accord any Participant the right to refuse any acceleration, whether pursuant to the Award Agreement or otherwise, in such circumstances as the Committee may approve. The portion of any Incentive Stock Option accelerated pursuant to Section 5.3 or any other action permitted hereunder shall remain exercisable as an Incentive Stock Option only to the extent the applicable $100,000 limitation on Incentive Stock Options is not exceeded. To the extent exceeded, the accelerated portion of the Option will be treated as a Nonqualified Stock Option.
5.6   Possible Rescission of Acceleration.   If the vesting of an Award has been accelerated expressly in anticipation of an event or upon stockholder approval of an event and the Committee later determines that the event will not occur, the Committee shall rescind the effect of the acceleration as to any then outstanding and unexercised or otherwise unvested Awards.
5.7   Golden Parachute Limitation.   Notwithstanding anything else contained in this SECTION 5. if the Participant would be entitled to benefits or payments hereunder and under any other plan, program, agreement or arrangement that would constitute “parachute payments” as defined in Code Section 280G, that would result in any such payment being subject to an excise tax under Code Section 4999, the Participant’s payments and benefits will be reduced to the maximum amount that does not trigger the excise tax if the Participant would be better off (on an after-tax basis) than if such reductions were not implemented. Notwithstanding the foregoing, if a Participant is a party to an Individual Agreement with the Company or one of its Subsidiaries, or is a participant in a severance program sponsored by the Company or one of its Subsidiaries, that contains express provisions regarding Code Section 280G and/or Code Section 4999 (or any similar successor provision), the Code Section 280G and/or Code Section 4999 provisions of such Individual Agreement will control as to any Awards held by that Participant.
SECTION 6. GENERAL PROVISIONS
6.1   Withholding.   The Company shall deduct from all cash distributions under the Plan any taxes required to be withheld by federal, state, or local government. Whenever the Company proposes or is required to issue or transfer shares of Stock under the Plan or upon the vesting of any Award, the Company may require the recipient to remit to the Company an amount sufficient to satisfy any federal, state and local tax withholding requirements prior to the issuance or transfer of any such shares or the vesting of such Award. A Participant may satisfy the withholding obligation in cash, cash equivalents, or if and to the extent the applicable Award Agreement or Committee procedure so provides, a Participant may elect to have the number of shares of Stock he or she is to receive reduced by, or tender back to the Company, the number of whole shares of Stock that, when multiplied by the Fair Market Value of the shares of Stock, is sufficient to satisfy federal, state and local, if any, withholding obligation arising from exercise or payment of an Award.
6.2   Awards to Non-U.S. Employees.   The Committee has the power and authority to determine which Affiliates will be covered by this Plan and which employees outside the United States of America will be eligible to participate in the Plan. The Committee may adopt, amend, or rescind rules, procedures, or sub-plans relating to the operation and administration of the Plan to accommodate the specific requirements of local laws, procedures, and practices. Without limiting the generality of the foregoing, the Committee is specifically authorized to adopt rules, procedures, and sub-plans with provisions that limit or modify rights on death, disability or retirement, or on Separation from Service or Termination of Employment; available methods of exercise or settlement of an Award; payment of income, social insurance contributions and payroll taxes; the withholding procedures and handling of any stock certificates or other indicia of ownership which vary with local requirements. The Committee may also adopt rules, procedures, or sub-plans applicable to particular Affiliates or locations.
6.3   Compliance with Code.
(a)
Code Section 422.   All Incentive Stock Options to be granted under the Plan are intended to comply with Code Section 422, and all provisions of the Plan and all Incentive Stock Options granted under the Plan must be construed in such a manner as to effectuate that intent.

(b)
Code Section 409A.   Except to the extent provided otherwise by the Committee, Awards under the Plan are intended to satisfy the requirements of Code Section 409A (and the Treasury Department guidance and regulations issued thereunder) so as to avoid the imposition of any additional taxes or penalties under Code Section 409A. If the Committee determines that an Award, Award Agreement, payment, distribution, deferral election, transaction or any other action or arrangement contemplated by the provisions of the Plan would, if undertaken, cause a Participant to become subject to any additional taxes or other penalties under Code Section 409A, then unless the Committee provides otherwise, such Award, Award Agreement, payment, distribution, deferral election, transaction or other action or arrangement will not be given effect to the extent it causes such result and the related provisions of the Plan and/or Award Agreement will be deemed modified, or, if necessary, suspended in order to comply with the requirements of Code Section 409A to the extent determined appropriate by the Committee, in each case without the consent of or notice to the Participant. Notwithstanding anything in the Plan, an Award Agreement, or any other agreement (written or oral) to the contrary, if a Participant is a “specified employee” (within the meaning of Code Section 409A) on the date of his or her Separation from Service, any payments made with respect to such Separation from Service under any Award will be delayed to the extent necessary to comply with Code Section 409A(a)(2)(B)(i), and such payments or benefits will be paid or distributed to the Participant during the five-day period commencing on the earlier of: (i) the expiration of the six-month period measured from the date of the Participant’s Separation from Service, and (ii) the date of the Participant’s death. Upon the expiration of the applicable six-month period under Code Section 409A(a)(2)(B)(i), all payments so deferred will be paid to the Participant (or the Participant’s estate, in the event of the Participant’s death) in a lump sum payment. Any remaining payments and benefits due under an Award will be paid as otherwise provided in an Award.

6.4   Right to Terminate Employment or Service.   Nothing contained in this Plan or any Award Agreement confers upon any Participant any right to continue in the employment or other service of the Company or any of its Subsidiaries, constitutes a contract or agreement of employment or other service, or affects in any way an employee’s status as an employee at will, nor may the Plan or any Award Agreement be construed so as to interfere in any way with the right of the Company and its Subsidiaries to change a person’s compensation or other benefits, or to terminate his or her employment or other service, with or without cause; provided that nothing in this Section 6.4 is intended to adversely affect any express independent right of such person under any Individual Agreement.
6.5   Non-Alienation of Benefits.   Other than as provided in the Plan, no benefit under the Plan may be subject in any manner to anticipation, alienation, sale, transfer, assignment, pledge, encumbrance, or charge; and any attempt to do so is void. No such benefit may, prior to receipt by the Participant, be in any manner liable for or subject to the debts, contracts, liabilities, engagements, or torts of the Participant.
6.6   Restrictions on Delivery and Sale of Shares; Legends.   Each Award is subject to the condition that if at any time the Committee, in its discretion, determines that the listing, registration or qualification of the shares covered by such Award upon any securities exchange or under any state or federal law is necessary or desirable as a condition of or in connection with the granting of such Award or the purchase or delivery of shares thereunder, the delivery of any or all shares pursuant to such Award may be withheld unless and until such listing, registration or qualification shall have been effected. If a registration statement is not in effect under the Securities Act or any applicable state securities laws with respect to the shares of Stock purchasable or otherwise deliverable under Awards then outstanding, the Committee may require, as a condition of exercise of any Option or as a condition to any other delivery of Stock pursuant to an Award, that the Participant or other recipient of an Award represent, in writing, that the shares received pursuant to the Award are being acquired for investment and not with a view to distribution and agree that the shares will not be disposed of except pursuant to an effective registration statement, unless the Company has received an opinion of counsel that such disposition is exempt from such requirement under the Securities Act and any applicable state securities laws. The Company may include on certificates representing shares delivered pursuant to an Award such legends referring to the foregoing representations or restrictions or any other applicable restrictions on resale as the Company, in its discretion, deems appropriate.
6.7   Listing and Legal Compliance.   The Committee may suspend the exercise or payment of any Award if it determines that securities exchange listing or registration or qualification under any securities laws or compliance with any other law is required in connection therewith and has not been completed on terms acceptable to the Committee.
6.8   Termination and Amendment of the Plan.   The Board of Directors at any time may amend or terminate the Plan without stockholder approval; provided, however, that the Board of Directors shall obtain stockholder approval for any amendment to the Plan that, except as provided under Section 5.1 of the Plan, increases the number of shares of Stock available under the Plan, materially expands the classes of individuals eligible to receive Awards, materially expands the type of Awards available for issuance under the Plan, or would otherwise require stockholder approval under the rules of the applicable exchange. Unless the Award Agreement explicitly provides otherwise, no such termination or amendment may materially and adversely affect the rights of the Participant under such Award without the consent of the holder of an Award.
6.9   Stockholder Approval.   The Company shall submit the Plan to the stockholders of the Company for their approval within twelve (12) months before or after the adoption of the Plan by the Board of Directors. If such approval is not obtained, any Award granted under the Plan will be void.
6.10   Choice of Law.   The laws of the State of Delaware will govern the Plan, to the extent not preempted by federal law, without reference to the principles of conflict of laws.
6.11   Effective Date of Plan; Term of Plan.   The Plan will become effective as of the date the Plan is approved by the stockholders (the “Effective Date”) pursuant to Section 6.9, regardless of the date the Plan is signed. No Award may be granted more than ten (10) years after the date the Plan was approved by the Company’s stockholders, but all grants made on or prior to such tenth (10) anniversary will continue in effect thereafter subject to the terms thereof and of the Plan.

ANNUAL MEETING OF STOCKHOLDERS OF RED ROBIN GOURMET BURGERS, INC. May 23, 2024 GO GREEN e-Consent makes it easy to go paperless. With e-Consent, you can quickly access your proxy material, statements and other eligible documents online, while reducing costs, clutter and paper waste. Enroll today via https://equiniti.com/us/ast-access to enjoy online access. NOTICE REGARDING INTERNET AVAILABILITY OF PROXY MATERIALS: The Notice of Meeting, Proxy Statement, Form of Proxy Card, and 2023 Annual Report on Form 10-K are available at http://www.redrobin.com/eproxy Please sign, date, and mail your proxy card in the envelope provided as soon as possible. Please detach along perforated line and mail in the envelope provided. 00033333333333000000 9   052324 THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” ALL DIRECTORS LISTED UNDER PROPOSAL 1, AND “FOR” PROPOSALS 2, 3, AND 4. PLEASE SIGN, DATE, AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE x THIS PROXY WHEN PROPERLY EXECUTED AND RETURNED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF THIS PROXY IS PROPERLY EXECUTED AND RETURNED, BUT NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED “FOR” EACH DIRECTOR LISTED UNDER PROPOSAL 1, AND “FOR” PROPOSALS 2, 3, AND 4.. SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AT THE MEETING IN ACCORDANCE WITH THE STOCKHOLDER’S SPECIFICATIONS. THIS PROXY CONFERS DISCRETIONARY AUTHORITY WITH RESPECT TO MATTERS NOT KNOWN OR DETERMINED AT THE TIME OF THE MAILING OF THE NOTICE OF THE ANNUAL MEETING OF STOCKHOLDERS TO THE UNDERSIGNED. THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF RED ROBIN GOURMET BURGERS, INC. PLEASE SIGN AND RETURN THIS PROXY IN THE ENCLOSED PRE-ADDRESSED ENVELOPE. THE GIVING OF A PROXY WILL NOT AFFECT YOUR RIGHT TO VOTE IN PERSON IF YOU ATTEND THE MEETING. The undersigned hereby acknowledges receipt of the notice of annual meeting of stockholders, proxy statement, and 2023 annual report on Form 10-K. 1. The election of eight (8) directors for one-year terms: (a) Anthony S. Ackil (b) Thomas G. Conforti (c) G.J. Hart (d) Steven K. Lumpkin (e) David A. Pace (f) Allison Page (g) Nicole Miller Regan (h) Anddria Varnado 2. Approval, on an advisory basis, of the compensation of the Company’s named executive officers. 3. Approval of the 2024 Performance Incentive Plan. 4. Ratification of the appointment of Deloitte & Touche LLP as the Company’s independent auditors for the fiscal year ending December 29, 2024. FOR AGAINST ABSTAIN NOTE: Such other business as may properly come before the meeting or any adjournment thereof. To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method. Signature of Stockholder Date: Signature of Stockholder Date: Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee, or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person. 0

RED ROBIN GOURMET BURGERS, INC. THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS The undersigned hereby appoints Todd Wilson and Sarah Mussetter, and each of them, as proxies, each with full power of substitution, to represent and vote as designated on the reverse side, all the shares of Common Stock of Red Robin Gourmet Burgers, Inc. held of record by the undersigned on March 26, 2024 at the Annual Meeting of Stockholders to be held at Red Robin’s Yummm U, located at 10000 East Geddes Avenue, Unit 500, Englewood, Colorado 80112 at 8:00 a.m. MDT on May 23, 2024, or any adjournment or postponement thereof. This proxy authorizes each of the persons named above to vote at her or his discretion on any other matter that may properly come before the meeting or any postponement or adjournment thereof. If this card is properly executed and returned, but contains no specific voting instructions, these shares will be voted in accordance with the recommendation of the Board of Directors. (Continued and to be signed on the reverse side) 1.1   14475